SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
____________________

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Southwest Gas Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
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Southwest Gas™
HOLDINGS

2024 Proxy Statement

Notice of 2024 Annual Meeting of Stockholders

To Be Held on May 2, 2024

March 18, 2024
Dear Stockholder:
You are cordially invited to the Annual Meeting of Stockholders of Southwest Gas Holdings, Inc. scheduled to be held on May 2, 2024 at 8:30 a.m. PDT in a completely virtual format. Please see page 1 of the Proxy Statement for instructions regarding access to the virtual Annual Meeting.
The Notice of Annual Meeting of Stockholders and the Proxy Statement contain details of the business to be conducted at the Annual Meeting. Your Board of Directors asks you to support the Board of Directors’ director nominees and to follow its recommendations with respect to the other proposals set forth in the Proxy Statement.
It is important that your shares are represented and voted at the meeting regardless of the number of shares you own and whether or not you plan to attend. Accordingly, we request you vote, as instructed in the Notice of Internet Availability of Proxy Materials or Proxy Card, online, as promptly as possible. If you received only a notice in the mail or by email, you may also request a paper Proxy Card to submit your vote by mail, if you prefer. However, we encourage you to vote online or by telephone because it is more convenient, conserves natural resources and reduces printing costs and postage fees.
Your interest and participation in the affairs of our Company are greatly appreciated.
Sincerely yours,
Karen S. Haller
President and Chief Executive Officer

8360 S. Durango Drive Las Vegas, Nevada 89113

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
March 18, 2024
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Southwest Gas Holdings, Inc. (“we,” “us,” “our,” or the “Company”) will be held on May 2, 2024, at 8:30 a.m. PDT in a completely virtual format, for the following purposes:
(1)To elect eleven directors of the Company;
(2)To approve, on a non-binding, advisory basis, the Company’s executive compensation;
(3)To approve the Company’s 2024 Omnibus Incentive Plan;
(4)To approve the Company’s Tax-Free Spin Protection Plan;
(5)To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2024; and
(6)To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors of the Company established March 4, 2024 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof.

HOW TO VOTE
Please review the proxy statement and vote, at your earliest convenience, using any of the following methods:
(	Call the phone number listed on your Proxy Card to vote BY TELEPHONE.
:	Visit the website listed on your Proxy Card to vote ONLINE.
Sign, date and return your Proxy Card in the provided postage-paid envelope to vote BY MAIL.
I	Access the virtual meeting to vote by ballot. See “How Do I Attend the Annual Meeting?” (page 1) for instructions.
Your vote is very important. Please submit your proxy even if you plan to attend the Annual Meeting virtually, so that if you are unable to attend the Annual Meeting your shares can still be voted. Voting now will not limit your right to change your vote or to attend the Annual Meeting. If you attend the Annual Meeting virtually and decide to vote by ballot at the Annual Meeting, such vote will revoke any prior proxy you may have submitted. If your shares are held in the name of a bank, broker or other holder of record, you may vote at the Annual Meeting only if you provide a legal proxy from such bank, broker or other holder of record.
By Order of the Board of Directors,
Thomas E. Moran
Vice President, General Counsel and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 2, 2024: Pursuant to rules promulgated by the U.S. Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the internet. On or about March 18, 2024, an important Notice Regarding the Availability of Proxy Materials (the “Notice of Internet Availability”) will be sent to our stockholders of record, and a paper copy of the proxy materials will be sent to Employee Investment Plan participants and those stockholders of record who have requested a paper copy. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice regarding availability of proxy materials. In accordance with SEC rules, you may access our proxy materials and 2023 Annual Report to Stockholders at www.swgasholdings.com/proxymaterials, which provides for anonymous access. The Notice of Internet Availability also includes instructions for stockholders to request, at no charge, a printed copy of the proxy materials.
Important Notice Regarding the Virtual Annual Meeting: The virtual format of the Annual Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Annual Meeting, see “General Information” in this Proxy Statement.

Southwest Gas Holdings 2024 Notice and Proxy i

PROXY STATEMENT
____________________
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 2, 2024
GENERAL INFORMATION
We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Southwest Gas Holdings, Inc. (“we,” “us,” “our,” or the “Company”) for the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and for any adjournment or postponement of the Annual Meeting. The Annual Meeting will be held in a completely virtual format on May 2, 2024 at 8:30 a.m. PDT.
We are sending a Notice of Internet Availability of Proxy Materials and making this Proxy Statement, a form of Proxy Card and our 2023 Annual Report to Stockholders available to stockholders on our website at www.swgasholdings.com/proxymaterials on or about March 18, 2024. We also will be mailing these materials to Employee Investment Plan participants, and to those stockholders who request paper or e-mail copies of the proxy materials, on or about March 18, 2024.

What is the purpose of the Annual Meeting?
At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders and described in these materials, including:
▪The election of eleven directors of the Company;
▪The approval, on a non-binding, advisory basis, of the Company’s executive compensation;
▪The approval of the Company’s 2024 Omnibus Incentive Plan;
▪The approval of the Company’s Tax-Free Spin Protection Plan;
▪The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2024; and
▪The transaction of such other business as may properly come before the meeting or any adjournment thereof.

How do I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. Attendance at the Annual Meeting will be limited to stockholders of the Company as of March 4, 2024, the record date for the Annual Meeting, and guests of the Company. You will not be able to attend the Annual Meeting in person at a physical location.
In order to attend the virtual Annual Meeting, you will need to pre-register at least two hours before the Annual Meeting begins. To pre-register for the meeting, please go to https://register.proxypush.com/swx. You will need the control number found on the upper right-hand corner of the Proxy Card included in the proxy materials. After registering, you will receive a confirmation email. Approximately one hour prior to the start time of the meeting, you will receive another email containing a unique link providing access to the virtual Annual Meeting. The Annual Meeting will begin promptly at 8:30 a.m. PDT. Online access to the meeting will open at 8:15 a.m. PDT to allow time for stockholders to log-in and test their equipment. A countdown waiting page will be shown if you log-in before 8:15 a.m. PDT. All emails will be sent to the email address you provide during pre-registration.
Southwest Gas Holdings 2024 Notice and Proxy 1

You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Annual Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Annual Meeting.
Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.
Stockholder List. As required by Delaware law, we will make available a list of registered stockholders as of the record date for inspection by stockholders for any purpose germane to the Annual Meeting from April 22, 2024 through May 2, 2024 at our headquarters located at 8360 S. Durango Dr., Las Vegas, Nevada. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to SWX@swgas.com. As required by our Bylaws, the stockholder list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.
Voting by Ballot at the Annual Meeting. Although the meeting webcast will begin at 8:30 a.m. PDT on
May 2, 2024, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.
For street name stockholders who wish to vote by ballot at the Annual Meeting, you must also provide a legal proxy from your broker, bank or other custodian when submitting your ballot before the polls close at the Annual Meeting. Any voting instruction form you receive in connection with the Annual Meeting is not a legal proxy. Please also note that if you do request a legal proxy from your broker, bank or other agent, the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your broker, bank or custodian to vote on your behalf. Consequently, you will only be able to vote by ballot at the Annual Meeting or by submitting a validly executed Proxy Card together with your legal proxy in advance of the Annual Meeting. Your legal proxy, in electronic form (PDF, JPEG, GIF or PNG file format), must be submitted along with your ballot before the polls close at the Annual Meeting in order for your vote by ballot to count. Multiple legal proxies must be combined into one document for uploading at the Annual Meeting.

How can I submit questions prior to and during the Annual Meeting?
Prior to the Annual Meeting, stockholders may submit questions pertaining to the business of the meeting by emailing the Company’s Corporate Secretary, Thomas Moran, at: SWX@swgas.com. During the Annual Meeting, as well as 15 minutes prior to the start time, stockholders will also be able to submit questions through the online platform used for the Annual Meeting. As has been the case at prior Annual Meetings of Stockholders, the Company will respond to questions during the meeting or shortly after the meeting on our website as applicable. We will endeavor to answer as many questions submitted by stockholders as time permits. We reserve the right to edit questions to remove inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters. If we receive substantially similar questions, we may group such questions together and provide a single response.

Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on March 4, 2024, the record date for the Annual Meeting, are entitled to receive notice of and to vote at the Annual Meeting. If you are a stockholder of record on that date, you are entitled to vote all of the shares that you held on that date at the Annual Meeting, or any adjournment or postponement of the Annual Meeting. No dissenters’ rights are provided under the Delaware General Corporation Law, our Articles of Incorporation, or our Bylaws with respect to any of the proposals described in this Proxy Statement.

How many votes do I have?
You have one vote for each share of the Company’s common stock (“Common Stock”) you owned as of the record date for the Annual Meeting.
2 Southwest Gas Holdings 2024 Notice and Proxy

How do I vote?
If your shares are registered directly in your name, you are the holder of record of those shares and can vote your shares either by proxy, whether or not you attend the virtual Annual Meeting, or by ballot by attending the virtual Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to submit your proxy promptly to ensure that your votes are counted. You may still attend the virtual Annual Meeting and vote by ballot even if you have already submitted a proxy.
Stockholders have a choice of voting online, by telephone, by mail, or at the Annual Meeting:

▪If you received a printed copy of the proxy materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote.

▪If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote.

▪If you received an e-mail notification, please click on the link provided in the e-mail notification and follow the instructions on how to vote.
If you hold your shares in a brokerage account or through a bank or other holder of record, you are the beneficial owner of the shares, and the shares are held in “street name.” Your broker, bank or other holder of record (collectively referred to as “broker”) is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker how to vote by following the instructions provided by your broker, or to obtain a legal proxy from your broker in order to vote by ballot at the virtual Annual Meeting.
If you hold your shares indirectly in the Southwest Gas Corporation Employees’ Investment Plan (the “EIP”), you have the right to direct the EIP trustee how to vote your shares by following the instructions from the EIP trustee accompanying the Proxy Statement. Please note that the EIP trustee must receive your vote directions by no later than April 29, 2024. If you do not timely direct the EIP trustee how to vote your shares, then the EIP trustee will vote your shares in the same proportion as the shares for which timely instructions were received from other EIP participants. EIP Participants may not vote their EIP shares by ballot at the Annual Meeting.

Can I revoke or change my vote?
Yes, a record holder can revoke or change a vote at any time prior to the voting of shares at the Annual Meeting by (a) casting a new vote by telephone or online; (b) sending a new Proxy Card with a later date; (c) sending a written notice of revocation that is received on or prior to May 1, 2024, by mail to EQ Shareowner Services, Southwest Gas Holdings, Inc. P.O. Box 64945, Saint Paul, MN 55164-0945; or (d) voting by ballot at the virtual Annual Meeting. If a broker, bank, trustee or other nominee holds your shares, you must contact them in order to find out how to change your vote.

What are the Board’s recommendations?
The Board’s recommendations are set forth within the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
▪FOR the election of the slate of directors nominated by the Board (see Proposal 1);
▪FOR the approval, on a non-binding, advisory basis, of the Company’s executive compensation (see Proposal 2);
▪FOR the approval of the Company’s 2024 Omnibus Incentive Plan (see Proposal 3);
▪FOR the approval of the Company’s Tax-Free Spin Protection Plan (see Proposal 4); and
▪FOR the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 (see Proposal 5).
Southwest Gas Holdings 2024 Notice and Proxy 3

How many votes must be present to hold the Annual Meeting?
In order to conduct business at the Annual Meeting, the holders of a majority of the shares of Common Stock entitled to vote must be present at the meeting. Shares are counted as present at the meeting if (i) you are present online and vote at the meeting, or (ii) you have properly and timely submitted your proxy as described above under “How do I attend the Annual Meeting?” This is called a quorum. As of the close of business on March 4, 2024, 71,633,815 shares of Common Stock were outstanding and entitled to vote; therefore, a quorum will be established by the presence of 35,816,909 shares by virtual attendance or by proxy at the Annual Meeting. Proxies received but marked as abstentions and any broker non-votes will be included in the calculation of the votes considered to be present at the meeting.

What is a “broker non-vote”?
A “broker non-vote” occurs when a broker lacks discretionary authority to vote on a “non-routine” proposal and a beneficial owner fails to give the broker voting instructions on that matter. The rules of the New York Stock Exchange (“NYSE”) determine whether matters presented at the Annual Meeting are “routine” or “non-routine” in nature. The election of directors is considered a “non-routine” matter. Similarly, the advisory vote to approve the Company’s executive compensation and the votes to approve the Company’s 2024 Omnibus Incentive Plan and Tax-Free Spin Protection Plan are considered “non-routine” matters. Therefore, beneficial owners who hold their shares in street name must provide voting instructions to their brokers in order for their broker to vote their shares on these matters. As a result, if you do not instruct your broker on how to vote your shares, then your shares will not be voted on these proposals. We urge you to instruct your broker about how you wish your shares to be voted. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 is considered a “routine” matter, and brokers will have discretionary authority to vote on this matter without any instruction from the beneficial owners.

What vote is required to approve each Proposal?
The eleven nominees for director who receive the highest number of votes “FOR” their election will be elected as directors. This is called a “plurality vote.” However, our Board has adopted a majority voting policy, which is reflected in our Corporate Governance Guidelines. Pursuant to this policy, any director who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly submit his or her resignation to the Board following the certification of the election results. For more details of our majority voting policy, see “Governance of the Company - Majority Voting Policy” below. The affirmative vote of a majority of shares of Common Stock represented and voting at a duly held Annual Meeting at which a quorum is present (which shares of Common Stock voting affirmatively also constitute at least a majority of the required quorum) is necessary to ratify PricewaterhouseCoopers LLP’s selection as the independent registered public accounting firm for the Company for fiscal year 2024 and to approve, on an advisory basis, the Company’s executive compensation. Although the result of the vote to approve executive compensation is non-binding, the Board will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock that are present virtually or by proxy at the Annual Meeting is necessary to approve the Company’s 2024 Omnibus Incentive Plan and the Tax-free Spin Protection Plan.

How are my votes counted?
▪Election of Directors: You may vote “FOR ALL,” or “WITHHOLD ALL,” or “FOR ALL EXCEPT.” If you mark “FOR ALL,” your votes will be counted for all of the director nominees. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the election of directors.
▪Advisory Vote to Approve Executive Compensation: You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the advisory vote to approve the Company’s executive compensation. The result of this vote is non-binding. However, the Board will consider the outcome of the vote when making future executive compensation decisions. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the outcome of this proposal.

4 Southwest Gas Holdings 2024 Notice and Proxy

▪Vote to Approve the Company’s 2024 Omnibus Incentive Plan: You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the vote on approval of the Company’s 2024 Omnibus Incentive Plan. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the outcome of this proposal.
▪Vote to Approve the Company’s Tax-Free Spin Protection Plan: You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the vote on approval of the Company’s Tax-Free Spin Protection Plan. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the outcome of this proposal.
▪Ratification of the selection of PricewaterhouseCoopers LLP: You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024. Abstentions and any broker non-votes will not be counted as votes cast and will, therefore, have no effect on the outcome of this proposal.
We will appoint an independent inspector of election in advance of the meeting to tabulate votes, to ascertain whether a quorum is present, and to determine the voting results on all matters presented to Company stockholders.

What if I do not vote for any or all of the matters listed on my Proxy Card?
As a stockholder of record, if you return a signed Proxy Card without indicating your vote on any or all of the matters to be considered at the Annual Meeting, your shares will be voted “FOR” the director nominees listed on the Proxy Card, “FOR” the advisory vote to approve executive compensation, “FOR” the approval of the Company’s 2024 Omnibus Incentive Plan, “FOR” the approval of the Company’s Tax-Free Spin Protection Plan, and “FOR” the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024, if you have not voted otherwise on a particular proposal. With respect to any other matter that properly comes before the Annual Meeting, Karen S. Haller and Thomas E. Moran, the proxies designated by the Board and identified in the accompanying Proxy Card, will vote all proxies granted to them at their discretion.

Can the shares that I hold in a brokerage account or the EIP be voted if I do not instruct my broker or the EIP trustee?
▪Shares held in street name: If you do not instruct your broker to vote your shares of Common Stock held in street name, your broker has the discretion to vote your shares on all “routine” matters scheduled to come before the Annual Meeting. For “non-routine” matters, your broker does not have discretion to vote your shares and, if you do not give your broker voting instructions, your shares will be considered broker non-votes. The election of directors, the advisory vote to approve executive compensation, and the votes to approve the Company’s 2024 Omnibus Incentive Plan and Tax-Free Spin Protection Plan are considered “non-routine” matters, and in order to vote on these matters, you will need to instruct your broker how to vote your shares. The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2024 is considered a “routine” matter, and your broker will have the discretion to vote your shares unless you provide voting instructions.
▪Shares held in the EIP: If you do not provide instructions to the EIP trustee for the shares of Common Stock that you hold in the EIP, then the EIP trustee will vote your shares in the same proportion as the shares for which timely instructions were received from other EIP participants.

Are proxy materials available online?
Complete copies of the Notice of 2024 Annual Meeting of Stockholders, this Proxy Statement and the 2023 Annual Report to Stockholders are available at www.swgasholdings.com/proxymaterials.

Southwest Gas Holdings 2024 Notice and Proxy 5

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
SEC rules allow us to furnish our proxy materials online. Accordingly, we sent the majority of our stockholders a Notice of Internet Availability of Proxy Materials for this year’s Annual Meeting of Stockholders containing instructions on how to access the proxy materials online or to request a paper or e-mail copy. In addition, stockholders may request to receive proxy materials in printed form by mail or e-mail on an ongoing basis by submitting a request to us at www.investorelections.com/swx. A stockholder’s election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it. If multiple stockholders reside at the same address, each stockholder will receive their own proxy materials, unless the stockholders instruct otherwise.

What happens if the Annual Meeting is postponed or adjourned?
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the Annual Meeting.

Who is soliciting my proxy?
Your proxy is being solicited by the Board, and the Company will bear the entire cost of the proxy solicitation. Innisfree M&A Incorporated (“Innisfree”), has been retained to assist in obtaining proxies from certain stockholders at an estimated cost of $30,000. Arrangements have also been made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to you if your shares are held in “street name.” Innisfree will reimburse them for their expenses in providing the materials to you on our behalf. In addition, our directors, officers or employees may solicit proxies in person or by telephone, e-mail or facsimile. No additional compensation will be paid for such services.
6 Southwest Gas Holdings 2024 Notice and Proxy

GOVERNANCE OF THE COMPANY

Board of Directors
Under the provisions of the Delaware General Corporation Law and the Company’s Bylaws, the Company’s business, property and affairs are managed by or under the direction of the Board. The Board is kept informed of the Company’s business through discussions with the Chief Executive Officer and other officers and by reviewing reports and other materials provided to it by management at the Board and committee meetings.
Independence
The Board determines the independence of our directors by applying the independence principles and standards established by the NYSE and included in our Corporate Governance Guidelines. Our guidelines require that the Board be comprised of a majority of independent directors, consistent with the NYSE rules. The Board determined that directors Conley, Evans, Lewis-Raymond, Linginfelter, Mariucci, Ruisanchez, Sharma, Teno, Thoman, and Thornton have no material relationships with the Company and are independent (“Independent Directors”). The Board also determined that all of the members of the Audit, Compensation, and Nominating and Corporate Governance Committees are independent.
In making these determinations, the Board reviewed all transactions or relationships with the Company using a definition of “material relationships” that (i) includes the criteria listed in Section 303A of the listing requirements of the NYSE and (ii) presumes that matters not subject to disclosure pursuant to Item 404 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and matters above the Item 404 threshold which are authorized by Southwest Gas Corporation’s (“Southwest”) regulatory tariffs, are not “material relationships.” The definition of “material relationships” for directors on the Audit Committee also includes the criteria listed in Section 10A(m)(3) of the Exchange Act. The definition of “material relationships” for directors serving on the Compensation Committee also includes the criteria listed in Section 16(b) of the Exchange Act. The independence criteria used are included in the Company’s Corporate Governance Guidelines, which are available on the Company’s website at www.swgasholdings.com. The Board based its independence determination primarily on a review of the responses of the directors and officers to questions regarding employment and compensation history, affiliations and family relationships, discussions with directors, and a review of Company and subsidiary payment histories.
In concluding that the directors listed above are independent, the Board reviewed two groups of transactions involving entities associated with director Teno. The first transaction is an ongoing customer relationship between Riggs Distler & Company, Inc. (a subsidiary of Centuri Group, Inc. (“Centuri”), which is a Company subsidiary) (“Riggs Distler”) and subsidiaries of First Energy Corporation (“First Energy”) in which Riggs Distler earned approximately $27.7 million from First Energy subsidiaries in 2023. Director Teno was a member of the board of directors of First Energy during a portion of 2023. The second transaction is an ongoing customer relationship between Riggs Distler, NPL Construction Co. (a subsidiary of Centuri) (“NPL”), and other Centuri subsidiaries, and Herc Rentals, Inc., a subsidiary of Herc Holdings, Inc. (“Herc”) in which Riggs Distler, NPL, and other Centuri subsidiaries paid approximately $1.6 million to Herc Rentals, Inc. in 2023. Director Teno was a director of Herc during a portion of 2023. The Board determined that these relationships are not material and that Mr. Teno is independent within the meaning of the rules of the NYSE and the SEC.
Board Meetings
The Board held five regular meetings and 10 special meetings in 2023. No incumbent director attended fewer than 75% of the Board and committee meetings on which he or she served during 2023. The Independent Directors meet in executive session, without management present, in connection with every regularly scheduled Board meeting. The sessions are presided over by E. Renae Conley, who is Chair of the Board (the “Chair”) and the Presiding Director.
Southwest Gas Holdings 2024 Notice and Proxy 7

Board Leadership Structure
The policy of the Board is that the role of Chair should be separate from that of the Chief Executive Officer. The Chair is appointed annually by the full Board following an in-depth assessment by the Nominating and Corporate Governance Committee of the needs of the Board and potential candidates for the position, and a recommendation to the Board by the Nominating and Corporate Governance Committee. The Board believes that this leadership structure is the appropriate structure for the Company because it allows the Board to exercise true independent oversight of management. It is the Board’s intention to reappoint director Conley as Chair, subject to her reelection as a director at the Annual Meeting. As a member of the Board, Chair Conley may represent the Board in meetings with various constituencies, including investors. Prior consultation with Company management in these instances helps to ensure consistency and context for Board member communications.
The Board believes the structure described above provides strong leadership for our Board, while positioning our Chief Executive Officer as the leader of the Company for our investors, counterparties, employees and other stakeholders. The Board believes that the current structure, which includes an independent Chair serving as Presiding Director, helps ensure independent oversight of the Company and allows the Chief Executive Officer to focus her energies on management of the Company.
All members of the Board are independent, with the exception of the Chief Executive Officer. A number of the independent Board members are currently serving or have served as directors or as members of senior management of other public companies and large institutions. All of the Board committees are comprised solely of Independent Directors, each with a different Independent Director serving as Chair of the committee. The Board believes that the number of independent experienced directors that make up our Board, along with the independent oversight of the Board by the non-executive Chair, benefits the Company and its stockholders.
The Board recognizes that in the event that circumstances facing the Company change, a different leadership structure may be in the best interests of the Company and its stockholders.

Cooperation Agreement
On May 6, 2022, the Company entered into a Cooperation Agreement with Carl C. Icahn, a beneficial owner of more than 5% of the Company’s outstanding Common Stock, and the persons and entities listed therein (collectively, the “Icahn Group”), as amended and restated on October 24, 2022, and as further amended and restated on November 21, 2023 (the “Cooperation Agreement”). In accordance with the terms of the Cooperation Agreement, the Company agreed with the Icahn Group, among other things, to nominate each of Andrew W. Evans, Henry P. Linginfelter, Ruby Sharma, and Andrew J. Teno (each, an “Icahn Designee” and, collectively, the “Icahn Designees”) for election at the Annual Meeting. In addition, subject to qualifications set forth in the Cooperation Agreement, the Cooperation Agreement provides the standstill restrictions on the Icahn Group will remain in effect until, and the Cooperation Agreement will terminate upon, the later of (x) the conclusion of the Annual Meeting and (y) the earlier of (1) immediately following the time at which Mr. Teno (or any Replacement Designee for Mr. Teno, as such term is defined in the Cooperation Agreement) is no longer serving on the Board and (2) thirty (30) days prior to the expiration of the advance notice deadline for the submission of director nominees in connection with the 2025 Annual Meeting of Stockholders; provided, however, that the Cooperation Agreement will terminate automatically on the date on which the Board re-appoints as a director any former director of the Board (i.e., any person who was a director of the Board prior to the 2022 Annual Meeting of Stockholders, but was not a director of the Board immediately after the 2022 Annual Meeting of Stockholders), without the approval of a majority of the Icahn Designees.

Risk Oversight
The entire Board is responsible for reviewing and overseeing the Company’s internal risk management processes and policies to help ensure that the Company’s corporate strategy is functioning as directed and that necessary steps are taken to foster a culture of risk-aware and risk-adjusted decision making throughout the Company.
8 Southwest Gas Holdings 2024 Notice and Proxy

Regulation by various state and federal utility regulatory commissions is one of the key risks that the Company’s utility subsidiary faces. The limits imposed on Southwest as a public utility permeate its business operating model (including pricing of services, authorized areas of service and obligations to serve the public). Other risks affecting the Company include operational risks; strategic transactions risks; financial, economic and market risks; and regulatory, legislative and legal risks, and have evolved with changes in the natural gas distribution and utility infrastructure services industries.
The Board receives regular reports from management in areas of material risk to the Company, including credit risk, liquidity risk, cybersecurity risk and operational risk. Credit and liquidity risks are addressed in the review of capital budgets and ongoing capital requirements. Liquidity risks are also addressed in the review of gas supply acquisition and related regulatory cost recovery. Cybersecurity risks are addressed in review of regular reports to the Board. Operational risks are addressed in the review of operating budgets, key performance indicators and regulatory compliance requirements, including pipeline safety requirements. Southwest has a General Counsel and Compliance Officer reporting to the President of Southwest and Centuri has a Chief Legal & Administrative Officer and Compliance Officer reporting to the Chief Executive Officer of Centuri, who hold primary responsibility for regularly communicating with the Board regarding risk management at the Company and its subsidiaries.
Oversight responsibility rests with the full Board and is not assigned to any of the Board committees. However, the committees assist the Board’s oversight role through their focus on risks in their assigned areas of responsibility - such as financial risk by the Audit Committee and Environmental, Social and Governance (“ESG”) related matters by the Nominating and Corporate Governance Committee.

Analysis of Risk in Company Executive Compensation Policies
Formally on an annual basis, and in its execution and consideration of compensation plans, Company management reviews, analyzes and considers whether the Company’s compensation policies and practices encourage unnecessary or excessive risk taking that is reasonably likely to have a material adverse effect on the Company. One of the primary purposes of this review is to ensure that our incentive compensation programs do not inappropriately encourage unnecessary or excessive risk taking at any level in the organization that would be reasonably likely to have a material adverse effect on the Company. The Compensation Committee oversees the risk review process. In 2023, management concluded, and discussed with the Compensation Committee, that the Company’s compensation policies and practices do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

Cybersecurity Oversight
Cybersecurity is a risk overseen by the full Board, along with subject matter experts within the Company. It is a priority that is regularly addressed by the Board with the relevant functional leaders of the Company, including frequent in-person reports of the Chief Information Officer at Board meetings. The full Board receives these reports, as well as regular reports on the Company’s enterprise risk management program, from management to help enable it to oversee and manage the Company’s risks in these areas.

ESG Practices and Oversight
The Company strives to make a positive impact on our customers, employees, communities and the environment, and we are dedicated to delivering safe, reliable energy services, improving energy efficiency, protecting the environment, and supporting innovation. We continue to build on our sustainable business practices in key aspects of our operations, with the goal of continuous improvement of these practices over time. The Nominating and Corporate Governance Committee of the Board of Directors oversees the Company’s policies and performance on sustainability, climate change, diversity, equity and inclusion, human rights, and other ESG topics. The Nominating and Corporate Governance Committee and management regularly update the full Board as these topics apply to our business practices and operations. Additionally, the Compensation Committee continues to evaluate the alignment of executive incentive compensation with success in the ESG arena as updates are made to our ESG goals and public commitments.
Southwest Gas Holdings 2024 Notice and Proxy 9

Assessment of ESG Topics Important to Our Stakeholders
In 2023, Southwest worked with a third-party consultant to conduct an assessment to identify ESG topics of highest importance to internal and external stakeholders. Through this process, Southwest conducted surveys with senior management, employees, and customers spanning the business's residential, commercial, and industrial sectors. Southwest will use the results of the assessment to help inform its approach to risks and opportunities, and to help achieve Southwest’s sustainability goals, those of Southwest’s customers, and those of the communities Southwest serves.
Sustainability
We understand our business has an impact on the environment, and we are committed to minimizing this impact. The Company recognizes that climate change implications, such as severe weather events, greenhouse gas (“GHG”) emissions regulations, and increased public engagement on climate and energy matters, pose strategic risks for our Company and its stakeholders. The Company has demonstrated its commitment to minimize our environmental impact through a history of sustainable practices. For example, with the oversight of and guidance from our Board and management, the Company is taking proactive measures to help communities achieve their emissions reduction goals and to manage relevant climate change risks in our operations. These measures include:
▪Delivering lower-carbon fuels to our communities, including gas to be used as compressed natural gas (“CNG”) and renewable natural gas (“RNG”).
▪Investing in infrastructure to support RNG projects that advance customer economic and energy goals and the production of low- and no-carbon energy.
▪Partnering with universities and industry partners on hydrogen blending and use.
▪Investing in methane emissions-capture systems.
▪Investing in the integrity of and preventing excavation damages to our infrastructure.
▪Switching our fleet to CNG or hybrid vehicles where feasible.
▪Investing in energy-efficient technologies and renewable energies to power our buildings.
▪Developing and promoting customer energy-efficiency and carbon-offset programs.
Given the large number of ESG reporting agencies and frameworks, it is of ongoing importance to the Company to identify and report under widely accepted disclosure frameworks that are most relevant to our industries and most informative to our stakeholders. Through collaboration with industry associations, Southwest discloses GHG emissions data annually as reported on the U.S. Environmental Protection Agency’s Greenhouse Gas Reporting Program Subpart W and the AGA/EEI Template. Additionally, the Company adopted and began disclosure under the Sustainability Accounting Standards Board reporting framework in 2020. Some large investors have asked their portfolio companies, including us, to track and disclose under Task Force on Climate-Related Financial Disclosures (“TCFD”) standards. The Company began TCFD disclosure reporting in the 2022 Sustainability Report and continued reporting under TCFD standards in the 2023 Sustainability Report. However, The Financial Stability Board announced that the work of TCFD has been completed and TCFD was disbanded in October 2023. Reporting standards for future financial risks from climate change will be the responsibility of the International Sustainability Standards Board (“ISSB”) under the International Financial Reporting Standards Foundation (“IFRS”). The Company will evaluate our alignment with IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information and IFRS S2 Climate-related Disclosures in future publications. The Company continues to identify alignment with the United Nations Sustainability Development Goals and the Global Reporting Initiative.
In support of a comprehensive sustainability undertaking, Centuri continues utilizing its cross-functional enterprise excellence teams, furthering our strategic sustainability goals across a growing family of companies. As our business evolves, we continue building upon our sustainable environmental practices.
Both business segments continue to work toward previously announced emission reduction efforts. Southwest supports projects to deliver low-carbon fuels to the marketplace through RNG projects and hydrogen blending pilot programs and filings. Efforts to include RNG in our gas supply portfolio are ongoing. Several of our RNG activities were approved in 2020 by state utility commissions. As of the end of 2023, all of Southwest’s previously announced RNG interconnection projects were completed and placed into operation. Centuri has undertaken several projects on behalf of its customers to complete wind, solar, and other renewable energy projects.
10 Southwest Gas Holdings 2024 Notice and Proxy

Southwest’s Distribution and Transmission Integrity Management Programs help ensure that we find and repair leaks more frequently and perform proactive pipe replacement as part of our monitoring and management of aging infrastructure. The replacement of Early Vintage Plastic Pipe, for example, supports our efforts to reduce unintentional release from potential infrastructure degradation. Southwest is also beginning to test new methane emissions-capture systems which will allow us to minimize our carbon footprint from maintenance and other operations functions, while having the ability to re-purpose the gas for alternative uses.
Diversity, Equity and Inclusion
At Southwest and Centuri, and throughout our collective operations, employees are critical to our success. Their talent and dedication are what allow us to provide safe and reliable service to customers and explore new opportunities that align with our strategies, while carrying out organizational core values related to safety, quality, and stewardship, among others. The Board oversees matters relating to our vision, values, and culture where diversity, equity, and inclusion (“DE&I”); human and workplace rights; and employee health and safety are priorities. The Board receives regular reports from management and subject matter experts in these areas, and in turn provides guidance on current and future initiatives. The Board also assists management in integrating responsibility and sustainability into strategic activities to create long-term customer and stockholder value.
The Company and each of our subsidiaries are committed to fostering a diverse, equitable and inclusive workplace that is free from harassment and discrimination. We have implemented policies and programs which emphasize the importance of recruiting, hiring, training and promoting persons without regard to race, color, religion, sex, sexual orientation, national origin, age, disability, pregnancy, veteran status or any other non-job-related characteristic protected by local, state or federal law. Southwest’s DE&I strategy focuses on senior management by identifying baselines, building a talent acquisition strategy that incorporates DE&I when sourcing internal and external talent, and implementing an emerging leaders program to integrate mentorship, sponsorship and skills development to develop and retain underrepresented diverse talent. The Board Skills and Composition Matrix (below) discloses the demographic background of each of our directors.
We endeavor to foster employee connectedness, engagement, and a diverse, equitable and inclusive environment through our SWGreat! Employee Engagement Committees, Employee Resource Groups and Diversity Councils. Southwest uses all-employee engagement surveys to gather our colleagues’ thoughts on workplace issues. Our Employee Engagement Committees develop employee-led activities to improve employee engagement. Diversity Councils and Employee Resource Groups, along with officer and management training, provide support for diversity of background, experience and thought. These committees and councils provide an opportunity for coworkers to develop team camaraderie, which helps to drive cross-functional operational results for stockholders. ESG efforts at Centuri focus on furthering employee and contractor safety and training; recruiting, developing and retaining a diverse workforce (including through sponsorship of six Employee Resource Groups); promoting supplier diversity; educational outreach; and employee charitable giving and volunteer efforts. These initiatives help to build an inclusive and high performance culture with an engaged workforce to drive business results.
Supporting our Communities
The Company and our employees actively support non-profit organizations in our areas of operation through financial support and hands-on volunteerism. As a Company, we continue to prioritize our efforts that elevate positive impacts in the communities where we live and work, while also identifying opportunities outside of our service territory that have meaningful impact on social and environmental goals. Combined with the myriad of volunteer efforts we participate in throughout the year, we are heartened by how our employees’ dedication continues to evolve, invariably reaching new and meaningful heights. In 2023, Southwest employees selflessly pledged nearly $2.4 million to 190 local nonprofits, assisting when and where our communities needed them most.
Code of Conduct
The Company and each of the Company’s subsidiaries have adopted a Code of Conduct to promote fairness, mutual respect and strong ethical standards. The Code of Conduct for Southwest encourages employees, officers and directors to “Take the Time to Make it Right.” Centuri’s Code of Conduct supports its strong reputation for honesty and integrity. These Codes of Conduct provide guidance to employees, officers and directors by helping them to recognize and address ethical issues including conflicts of interest, gifts and
Southwest Gas Holdings 2024 Notice and Proxy 11

entertainment, confidential information, fair dealing, protection of assets, and our culture of compliance. Toll-free compliance helplines and websites are available to anonymously report suspected unethical behavior or violations of our Codes of Conduct.

Committees of the Board
The standing committees of the Board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. In 2022, the Board formed a special committee, the Strategy Committee, which then became the Strategic Transactions Committee, to assist the Board in responding to the tender offer and proxy contest by Carl Icahn and in evaluating strategic alternatives for the Company and its subsidiaries. Pursuant to the Cooperation Agreement, for so long as the Icahn Group has the right to designate at least three members of the Board, three of such designees shall be included on the Strategic Transactions Committee. If the Icahn Group only has the right to designate two members of the Board, then both of such designees shall serve on the Strategic Transactions Committee. The Cooperation Agreement requires certain transactions to be approved by the Strategic Transactions Committee and sets forth certain deadlock procedures of the Strategic Transactions Committee applicable to certain decisions. Pursuant to the Cooperation Agreement, the Company also agreed to offer at least one of the Icahn Designees the opportunity to be a member of any currently existing or new committee of the Board, subject to certain limitations set forth in the Cooperation Agreement. The committees are composed solely of Independent Directors as outlined above. The table below shows the directors who are currently members or chairs of each committee.

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Strategic Transactions Committee
E. Renae Conley	✓	✓
Andrew W. Evans	✓			✓
Karen S. Haller
Jane Lewis-Raymond	✓	Chair		✓
Henry P. Linginfelter			✓	✓
Anne L. Mariucci		✓	✓	Chair
Carlos A. Ruisanchez	✓		✓	✓
Ruby Sharma		✓	✓
Andrew J. Teno		✓		✓
A. Randall Thoman	Chair	✓
Leslie T. Thornton	✓		Chair

12 Southwest Gas Holdings 2024 Notice and Proxy

Audit Committee Meetings Held in 2023: Four
Separately designated standing committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The committee meets periodically with management to consider, among other things, the adequacy of the Company’s internal control and financial reporting. The committee also discusses these matters with the Company’s independent registered public accounting firm, internal auditors and Company financial personnel. The Board has determined that directors Conley, Evans, Ruisanchez, and Thoman each qualify as an “audit committee financial expert,” as the term is defined in Item 407(d)(5)(ii) of Regulation S-K under the Exchange Act.

Compensation Committee Meetings Held in 2023: Seven
Responsible for determining Chief Executive Officer compensation and making recommendations to the Board annually on such matters as directors’ fees and benefit programs, executive compensation and benefits, and the compensation structure and incentive compensation plans of the Company’s significant subsidiaries. The committee’s responsibilities, as outlined in its charter, can be delegated to subcommittees made up of committee members. The committee receives recommendations from management on the amount and form of executive and director compensation, and the committee has the ability to directly employ consultants to assess the executive compensation program and director compensation, which it routinely does. The committee is also responsible for the “Compensation Committee Report” and related disclosures contained in this Proxy Statement. Administration of the Company’s clawback policies is the responsibility of the Compensation Committee.

Nominating and Corporate Governance Committee Meetings Held in 2023: Four	Responsible for making recommendations to the Board regarding nominees to be proposed for election as directors; evaluating the Board’s size, composition, organization, processes, practices and committee structures; and developing criteria for the selection of directors. The committee will consider director candidates suggested by stockholders. The process for selecting directors is addressed in more detail below under the caption “Selection of Directors.” The committee is responsible for developing and recommending to the Board corporate governance principles and implementing and monitoring compliance with the Company’s Code of Business Conduct and Ethics. The committee is also responsible for assisting the Board with oversight of Company ESG policies and practices, and monitoring compliance with such policies.

Strategic Transactions Committee Meetings Held in 2023: Nine
Responsible for considering strategic alternatives with a view to maximizing stockholder value, including but not limited to, a sale or merger of the Company or any of its subsidiaries or a spin-off of any of its subsidiaries. The committee’s focus in 2023 was completion of the sale of MountainWest Pipelines Holding Company (“MountainWest”) and the separation of Centuri.

The charters for the Audit, Compensation and Nominating and Corporate Governance Committees, the Company’s Corporate Governance Guidelines and the Company’s Code of Business Conduct and Ethics that applies to all employees, officers and directors are available on the Company’s website at www.swgasholdings.com. The information on our website is not part of this Proxy Statement and is not incorporated into any of our filings made with the SEC. Print versions of these documents are available to stockholders upon request directed to the Corporate Secretary, Southwest Gas Holdings, Inc., 8360 S. Durango Drive, Las Vegas, NV 89113.

Selection of Directors
We believe the Board should be comprised of individuals with varied backgrounds, who possess certain core competencies, some of which may include broad experience in business, finance or administration and familiarity with national and international business matters. Additional factors that will be considered in the selection process include the following:
▪Independence from management;
▪Diversity, education and geographic location;
▪Knowledge and business experience;
▪Integrity, leadership, reputation and ability to understand the Company’s business;
Southwest Gas Holdings 2024 Notice and Proxy 13

▪Existing commitments to other businesses and boards; and
▪The current number and competencies of our existing directors.
We define “diversity” in a broad sense, i.e., age, race, color, gender, geographic origin, ethnic background, religion, disability and professional experience. The Nominating and Corporate Governance Committee takes diversity into consideration as it does the other factors listed above in selecting the director nominees for approval by the Board. The Nominating and Corporate Governance Committee does not assign a specific weight to any one factor. The Board Skills and Composition Matrix below enumerates some diversity factors regarding the Board’s nominees.
The Nominating and Corporate Governance Committee will consider director candidates suggested by stockholders by applying the criteria for candidates described above and considering the additional information referred to below. Stockholders who would like to suggest a director candidate should write to the Company’s Corporate Secretary and include:
▪A statement that the writer is a stockholder and is proposing a candidate for consideration as a director nominee;
▪The name of and contact information for the candidate;
▪A statement of the candidate’s business and educational experience;
▪Information regarding each of the factors listed above, sufficient to enable the committee to evaluate the candidate;
▪A statement detailing any relationship between the candidate and the Company, Company affiliates and any competitor of the Company;
▪Detailed information about any relationship or understanding between the proposing stockholder and the candidate;
▪Information on the candidate’s share ownership in the Company; and
▪The candidate’s written consent to being named a nominee and serving as a director, if elected.
The Nominating and Corporate Governance Committee has an ongoing program for identifying and evaluating potential director candidates. When seeking a candidate for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. As candidates are identified, their qualifications are reviewed in light of the selection criteria outlined above. Whether any of such candidates are selected depends upon the current Board composition, the dynamics of the Board and the ongoing requirements of the Company (see “Board Evaluation and Director Succession Planning” below).
Stockholders may also nominate a person for election to the Board at an annual meeting by giving written notice to the Company not less than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting, or within 10 days after notice is mailed or public disclosure is made regarding either a change of the annual meeting by more than 30 days or a special meeting at which directors are to be elected. In order to make such a nomination, a stockholder is required to include in the written notice the following:
▪As to each person whom the stockholder proposes to nominate for election or reelection as a director, all the information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required pursuant to Regulation 14A of the Exchange Act;
▪Each person’s written consent to being named a nominee and serving as a director, if elected;
▪The name and address of the proposing stockholder or beneficial owner; and
▪The class and number of shares of the Common Stock held directly or indirectly by the proposing stockholder.
All candidates for the Board may also be required to complete a director questionnaire provided by the Company.
The foregoing summary of the Company’s stockholder director nomination procedure is not complete and is qualified in its entirety by reference to the full text of the Company’s Bylaws that have been publicly filed with the SEC. The Company’s Bylaws are also available on the Company’s website at www.swgasholdings.com. The information on our website is not part of this Proxy Statement and is not incorporated into any of our filings with the SEC.
14 Southwest Gas Holdings 2024 Notice and Proxy

Board Evaluation and Director Succession Planning
Each year, the Board and its committees conduct self-evaluations of their performance. This process is overseen by the Nominating and Corporate Governance Committee and is reviewed annually to ensure that it is effective and that all appropriate feedback is being sought and obtained. As part of the Board’s most recent self-evaluation process, the directors considered various topics relating to Board composition, structure, effectiveness and responsibilities, as well as the overall mix of director skills, experience and backgrounds. The Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee self-evaluation processes are led by their respective committee chairs, as provided in the committee charters. Each committee performance evaluation includes a review of the committee charter to consider the necessity and appropriateness of changes.
Annual evaluations are a key component of the director nomination process and director succession planning. In planning for succession, the Nominating and Corporate Governance Committee and the Board consider the results of Board evaluations, as well as other appropriate information, including the overall mix of tenure and experience of the Board, the types of skills and experience desirable for future Board members and the needs of the Board and its committees at the time. Recent succession planning discussions have focused on the size and composition of the Board, including Board diversity, skill-set and anticipated director retirements.
Given the importance of recruiting qualified, independent individuals to serve as directors of the Company, the Board believes that it is prudent to conduct a dedicated search for potential director candidates in order to preserve the high quality of the Board and maintain its diversity of experience. Director Thornton is the current Chair of the Nominating and Corporate Governance Committee, which is responsible to lead the execution of our succession plans over the course of the next several years.

Stockholder Engagement
The Company believes that maintaining an active dialogue with our stockholders is of utmost importance in delivering sustainable, long-term value for our stockholders. Throughout the year the Company’s Investor Relations group engages with stockholders on a variety of topics to ensure the Company addresses questions and concerns, seeks input, and provides perspective on the Company’s policies and practices. The Company also engages with proxy advisory firms that represent various stockholder interests. Feedback gathered from this outreach is regularly reviewed and considered by the Board and is reflected in adjustments and enhancements made to our policy and practices, particularly with regard to executive compensation and Company subsidiary structure. The Company highly values the time spent with stockholders and actively seeks to increase transparency and to better understand stockholder views on key issues.

Majority Voting Policy
The Company’s Corporate Governance Guidelines set forth our majority voting policy for directors, which states that, in an uncontested election, if any director nominee receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election (a “Majority Withheld Vote”), the director nominee must promptly tender his or her resignation to the Board following certification of the stockholder vote.
The Nominating and Corporate Governance Committee must promptly consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Nominating and Corporate Governance Committee in making its recommendation, and the Board in making its decision, may consider any factors or other information that it considers appropriate and relevant, including, but not limited to:
▪The stated reasons, if any, why stockholders withheld their votes and whether they can be cured;
▪The director’s tenure;
▪The director’s qualifications;
▪The director’s past and expected future contributions to the Company; and
▪The overall composition of the Board.
The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote. The Board may accept a director’s resignation or reject the
Southwest Gas Holdings 2024 Notice and Proxy 15

resignation. Thereafter, the Company will promptly publicly disclose the Board’s decision whether to accept or reject the tendered resignation and its rationale for rejecting the tendered resignation, if applicable.
If the Board accepts a director’s resignation, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board, in each case pursuant to our Bylaws. If a director’s resignation is not accepted by the Board, such director will continue to serve until the next annual meeting and until his or her successor is duly elected, or his or her earlier resignation or removal.
Any director who tenders his or her resignation pursuant to this policy may not participate in the Nominating and Corporate Governance Committee’s recommendation or the Board’s decision to accept or reject the tendered resignation. If each member of the Nominating and Corporate Governance Committee receives a Majority Withheld Vote at the same election, then the Independent Directors who do not receive a Majority Withheld Vote must appoint another committee to consider any tendered resignations and recommend to the Board whether to accept such resignations.
Through this policy, the Board seeks to be accountable to all stockholders and to respect the rights of stockholders to express their views through their votes for directors. However, the Board also deems it important to preserve sufficient flexibility to make sound evaluations based on the relevant circumstances in the event of a Majority Withheld Vote against a specific director. For example, the Board may wish to assess whether the sudden resignations of one or more directors would materially impair the effective functioning of the Board. Accordingly, the Board’s policy is intended to allow the Board to react to situations that could arise if the resignation of multiple directors would prevent a key committee from achieving a quorum or would otherwise adversely impact the Company.

Transactions with Related Persons
The Company has written policies and procedures for the review, approval or ratification of any transaction in which the Company was, is or will be a participant, the amount involved exceeds $120,000 and any director or officer of the Company, any director nominee, any person who is the beneficial owner of more than 5% of the Common Stock, or any immediate family members of the foregoing (each, a “Related Person”), had a direct or indirect material interest (“Related Person Transactions”). Under the Corporate Governance Guidelines, prior to entering into a potential Related Person Transaction, including transactions that involve less than $120,000, the Related Person or applicable business unit leader must notify the General Counsel who will assess whether the transaction is a Related Person Transaction. If the General Counsel is involved in the transaction, the Chair of the Nominating and Corporate Governance Committee will assess the transaction. If it is determined that a transaction is a Related Person Transaction, the details of the transaction will be submitted to the Nominating and Corporate Governance Committee for review.
The Nominating and Corporate Governance Committee will approve and ratify the Related Person Transaction only if the committee determines that the transaction is not inconsistent with the best interests of the Company and may, in its discretion, impose any conditions it deems appropriate on the Company or the Related Person in connection with the Related Person Transaction.
Each transaction with a related person is unique and must be assessed on a case-by-case basis. In determining whether or not a transaction is inconsistent with the best interests of the Company, the Nominating and Corporate Governance Committee considers all of the relevant facts and circumstances available to the committee, including without limitation:
▪The related person’s interest in the proposed transaction;
▪The approximate dollar value of the amount involved in the proposed transaction;
▪The approximate dollar value of the amount of the related person’s interest in the proposed transaction without regard to the amount of any profit or loss;
▪Whether the transaction is proposed to be, or was, undertaken in the ordinary course of business of the Company;
▪Whether the transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
▪The purpose of, and the potential benefits to the Company from, the transaction;
16 Southwest Gas Holdings 2024 Notice and Proxy

▪The impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; and
▪Any other information regarding the transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Compensation Committee Interlocks and Insider Participation
Board members who served on the Compensation Committee during 2023 were directors Conley, Lewis-Raymond, Mariucci, Sharma, Teno and Thoman. None of these directors has ever been an officer or employee of the Company or any of its subsidiaries. No member of the Compensation Committee had any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K of the Exchange Act. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during 2023.

Director Attendance at Annual Meetings
We strongly support and encourage each member of our Board to attend our annual meeting of stockholders. Last year, all of the eleven director nominees attended the 2023 Annual Meeting of Stockholders.

Communications with Directors
Any stockholder and other interested parties who would like to communicate with the Board, the Presiding Director or any individual director can write to:
Southwest Gas Holdings, Inc.
Corporate Secretary
8360 S. Durango Drive
P.O. Box 98510
Las Vegas, Nevada 89193-8510
Depending on the subject matter, the Corporate Secretary will either:
▪Forward the communication to the director or directors to whom it is addressed;
▪Attempt to handle the inquiry directly, for example, where it is a request for information about the Company or a stock-related matter; or
▪Not forward the communication, if it is primarily commercial in nature, or if it relates to an improper or irrelevant topic.
At each regular Board meeting, management presents a summary of all communications received since the last Board meeting which were not previously forwarded and such communications are made available to all of the directors.
Southwest Gas Holdings 2024 Notice and Proxy 17

Executive Officers
The following table sets forth the name, age, position and period the position was held during the last five years for each of the executive officers as of December 31, 2023 or January 12, 2024, as indicated. There are no family relationships between the directors and executive officers.

Name	Age	Position	Period Position Held During Last 5 Years
Karen S. Haller	60	President and Chief Executive Officer*	2022-Present
		Executive Vice President/Chief Legal and Administrative Officer*	2019-2022
Robert J. Stefani	49	Senior Vice President/Chief Financial Officer*	2022-Present
Justin L. Brown	51	President**	2022-Present
		Senior Vice President/General Counsel**	2019-2022
Randall P. Gabe	54	Senior Vice President/Chief Administrative Officer**	2022-Present
		Vice President/Gas Resources**	2019-2022
Amy L. Timperley	47	Senior Vice President/Chief Regulatory Strategy and Planning Officer**	2023-Present
		Senior Vice President/Chief Regulatory and Financial Planning Officer**	2022-2023
		Vice President/Regulation**	2021-2022
		Director/Regulation and Energy Efficiency**	2019-2021
Julie M. Williams	50	Senior Vice President/Continuous Improvement and Optimization**	2023-Present
		Senior Vice President/Chief Operating Officer**	2022-2023
		Vice President/Southern Arizona Division**	2019-2022
William J. Fehrman***	63	President and Chief Executive Officer – Centuri Group, Inc.	2024-Present
*Position held at Southwest Gas Holdings, Inc. and Southwest Gas Corporation. Ms. Haller is President and Chief Executive Officer of Southwest Gas Holdings, Inc. and Chief Executive Officer of Southwest Gas Corporation.
**Position held at Southwest Gas Corporation only.
***Became an Executive Officer of the Company on January 12, 2024.
Mr. Stefani became an employee of the Company in November 2022. Prior to the Company, Mr. Stefani was employed with PECO Energy, where he served as Senior Vice President, Chief Financial Officer and Treasurer since 2018. Mr. Stefani's business experience includes responsibility for financial strategy, planning and analysis, operational finance, accounting, treasury, capital markets, strategic investment and risk management. He also has deep experience in corporate development and mergers and acquisitions.
Mr. Fehrman became an employee of Centuri in January 2024. Prior to Centuri, Mr. Fehrman was employed by Berkshire Hathaway Energy, where he served as President and Chief Executive Officer since 2018. Mr. Fehrman has extensive experience leading utility and energy businesses, and has accomplishments in mergers and acquisitions in the natural gas and electric industries, and renewable energy business unit development, with a focus on solar and wind assets designed to serve utility customers.
18 Southwest Gas Holdings 2024 Notice and Proxy

Securities Ownership by Directors, Director Nominees, Executive Officers, and Certain Beneficial Owners
Directors, Director Nominees and Executive Officers. The following table discloses all Common Stock beneficially owned by the Company’s directors, the nominees for director and the executive officers of the Company, as of March 4, 2024.

Directors, Nominees & Executive Officers	Number of Shares of Common Stock Beneficially Owned(1)		Percent of Outstanding Common Stock
E. Renae Conley	7,343		*
Andrew W. Evans	5,932		*
Karen S. Haller	64,155	(2)(4)	*
Jane Lewis-Raymond	14,380	(5)	*
Henry P. Linginfelter	5,932		*
Anne L. Mariucci	44,325		*
Carlos A. Ruisanchez	6,579		*
Ruby Sharma	5,377		*
Andrew J. Teno	5,834		*
A. Randall Thoman	39,781	(3)	*
Leslie T. Thornton	12,880		*
Robert J. Stefani	8,118		*
Paul M. Daily	7,825	(6)	*
Justin L. Brown	19,072	(2)	*
Randall P. Gabe	12,460		*
Other Executive Officers	27,177		*
All Directors and Executive Officers	279,345		0.39%
*Represents less than 1% of the issued and outstanding shares of the Company’s Common Stock as of March 4, 2024.
(1)Common Stock holdings listed in this column include restricted stock units that are vested as of March 4, 2024, and those that are scheduled to vest within 60 days after that date.
(2)Number of shares does not include 28,018 shares held by the Southwest Gas Corporation Foundation, which is a charitable trust. Ms. Haller and Mr. Brown are trustees of the Foundation but disclaim beneficial ownership of the shares held by the Foundation.
(3)The holdings include 5,978 shares over which Mr. Thoman has shared voting and investment power with his spouse through a family trust.
(4)The holdings include 996 shares over which Ms. Haller’s spouse has voting and investment control.
(5)The holdings include 1,500 shares over which Ms. Lewis-Raymond’s spouse has shared voting and investment power through a family trust.
(6)Mr. Daily is the former President and Chief Executive Officer of Centuri Group, Inc., and is no longer an Executive Officer of the Company.
Southwest Gas Holdings 2024 Notice and Proxy 19

Beneficial Owners. The following table discloses all Common Stock beneficially owned by anyone that the Company believes beneficially owns more than 5% of the Company’s outstanding shares of Common Stock based solely on the Company’s review of filings with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act.

Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Common Stock as of March 4, 2024
Carl C. Icahn(1) 16690 Collins Avenue, PH-1 Sunny Isles Beach, FL 33160	11,022,604	15.39%
BlackRock, Inc.(2) 50 Hudson Yards New York, New York 10001	9,297,238	12.98%
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	7,251,928	10.12%
Corvex Management LP(4) 667 Madison Avenue New York, NY 10065	4,769,098	6.66%
(1)According to Schedule 13D/A filed on November 27, 2023, Carl C. Icahn and entities controlled by Mr. Icahn have no sole voting power, shared voting power over 11,022,604 shares, no sole dispositive power, and shared dispositive power over 11,022,604 shares.
(2)According to a Schedule 13G/A filed on January 23, 2024, BlackRock, Inc. has sole voting power over 9,144,010 shares, no shared voting power, sole dispositive power over 9,297,238 shares, and no shared dispositive power.
(3)According to Schedule 13G/A filed on February 13, 2024, The Vanguard Group has no sole voting power, but has shared voting power over 42,782 shares, sole dispositive power over 7,138,691 shares, and shared dispositive power over 113,237 shares.
(4)According to Schedule 13D filed on October 23, 2023, and subsequent information provided to the Company by Corvex Management LP, Corvex Management LP has sole voting and dispositive power over 4,769,098 shares.
20 Southwest Gas Holdings 2024 Notice and Proxy

ELECTION OF DIRECTORS
(Proposal 1 on the Proxy Card)

The Board Recommends a Vote “FOR” each of the Nominees Named Below

General
The authorized number of directors is currently fixed at eleven. At our Annual Meeting, stockholders will elect directors to hold office until the next annual meeting of stockholders or until their successors shall be elected and duly qualified.
Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated E. Renae Conley, Andrew W. Evans, Karen S. Haller, Jane Lewis-Raymond, Henry P. Linginfelter, Anne L. Mariucci, Carlos A. Ruisanchez, Ruby Sharma, Andrew J. Teno, A. Randall Thoman, and Leslie T.          Thornton to serve as directors of the Company. All of the nominees are independent under the NYSE corporate governance rules except for Ms. Haller. Each of the nominees was elected to his or her present term of office by stockholders at our 2023 Annual Meeting. If any nominee for any reason is unable or unwilling to serve, the proxies may be voted for such substitute nominee as the proxy holder may determine, unless the Board, in its discretion, reduces the number of directors serving on the Board.

Vote Required
The eleven nominees for director who receive the highest number of votes “FOR” election will be elected as directors. Pursuant to our Majority Voting Policy, if any director nominee receives a greater number of votes “WITHHELD” from his or her election than “FOR” his or her election, such director nominee must promptly tender his or her resignation. For more details of our majority voting policy, see “Governance of the Company - Majority Voting Policy” above.

Names, Qualifications and Reasons for Selection of Nominees
The Board’s director nominees, as outlined below, possess core competencies in management, operations, finance, administration and strategic transactions, and they have significant expertise in the industries that matter most to our business. The nominees have also demonstrated personal integrity and strong leadership while overseeing impressive growth in both of the Company’s business segments. They bring diverse and unique perspectives, are able to challenge management and also possess vast experience with mergers and acquisitions. We believe that the nominees’ skills and experience, including their combined knowledge of financial, legal and regulatory matters, enhance the Board’s ability to make decisions that create stockholder value. The table below lists some of the skills and experiences that we consider important for our director nominees in light of our current business strategy and structure. The director nominees’ biographies note their relevant experience, qualifications and skills relative to the list below.
Southwest Gas Holdings 2024 Notice and Proxy 21

Board Skills and Composition Matrix
The following matrix sets forth the board members’ experience, skills, expertise and demographic background as of December 31, 2023.

	Haller	Conley	Evans	Lewis- Raymond	Lingin- felter	Mariucci	Ruisanchez	Sharma	Teno	Thoman	Thornton
Experience, Skills, Expertise
Public Company Board Service		✓				✓	✓	✓	✓	✓	✓
Public Company Executive Officer	✓	✓	✓	✓	✓	✓	✓				✓
Legal/Regulatory	✓	✓	✓	✓	✓	✓	✓				✓
Finance/Accounting	✓	✓	✓		✓	✓	✓	✓	✓	✓
Energy Utility	✓	✓	✓	✓	✓				✓		✓
Technology/Cybersecurity				✓							✓
ESG	✓	✓	✓	✓	✓	✓		✓	✓		✓
Operations Responsibility	✓	✓	✓	✓	✓	✓	✓			✓
Demographic Background
Board Tenure (Years)	2	2	2	5	2	18	2	1	2	14	5
Age	60	66	57	57	62	66	52	57	38	72	65
Male			M		M		M		M	M
Female	F	F		F		F		F			F
African American											✓
Caucasian	✓	✓	✓	✓	✓	✓			✓	✓
Asian								✓
Hispanic/Latino							✓
22 Southwest Gas Holdings 2024 Notice and Proxy

The names of the nominees, their principal occupation and the Board’s reasons for their selection are set forth below. Except as noted, each of the nominees has held the position listed beside their name for at least the past five years.

E. Renae Conley

Ms. Conley, 66, is the CEO of ER Solutions, LLC, an energy consulting firm. She has over 30 years of business experience in the energy industry, including leadership positions in finance, management, operations and human resources. Ms. Conley served as EVP, Human Resources and Administration and Chief Diversity Officer of Entergy Corporation from 2010 to 2013.
CEO, ER Solutions, LLC Former Utility Company Executive

Director Since: 2022
Chair of the Board
Board Committees: Audit, Compensation
Qualifications, Skills and Experience
The Board determined that Ms. Conley should serve as a director given her strong energy background and substantial ESG expertise. She brings vast knowledge and experience in the energy utility industry, financial topics, and legal and regulatory affairs, along with experience in corporate functional leadership and with public company governance processes.
Number of Other Public Company Boards: 1

She previously served as Chairman, President and CEO of Entergy Louisiana and Gulf States Louisiana (2000 – 2010). Prior to joining Entergy, Ms. Conley held a variety of positions at PSI Energy/Cinergy Corporation, including President of Cincinnati Gas and Electric. Ms. Conley formerly served on the Ball State University Board of Trustees as Chair of the Board. She is a director of PNM Resources, Inc. (NYSE: PNM), an electricity utility company. She has a B.S. in Accounting and an M.B.A. from Ball State University Miller College of Business.

Andrew W. Evans

Mr. Evans, 57, is the retired Chief Financial Officer of Southern Company, an electrical and natural gas utility holding company. He served as CFO from 2018 to 2021, with responsibility for investor relations, public reporting, information technology, cybersecurity, business development, risk and capital deployment. Prior to that Mr. Evans
Retired Utility Company Executive, Southern Company

Director Since: 2022
Board Committees: Audit, Strategic Transactions
Qualifications, Skills and Experience
The Board determined that Mr. Evans should serve as a director because of his broad knowledge of the utility industry and his experience with enterprise risk management. He also was Chief Executive Officer and Chief Financial Officer for publicly traded natural gas and electrical utilities.
Number of Other Public Company
Boards: 0

served as Chairman, President and Chief Executive Officer of AGL Resources, Inc., the largest publicly traded gas distribution system in the U.S. During his 15 years at AGL, Mr. Evans served as Treasurer, CFO, and COO before becoming CEO. Prior to AGL, Mr. Evans worked at the Federal Reserve Bank of Boston, and at Mirant Corp, a global energy provider. He is currently a trustee of Emory University and is a director of Georgia Power. Mr. Evans has served as chair of several philanthropic organizations, including the Grady Hospital Foundation and Zoo Atlanta. Mr. Evans was selected for his position as a director pursuant to the terms of the Company’s Cooperation Agreement with the Icahn Group.
Southwest Gas Holdings 2024 Notice and Proxy 23

Karen S. Haller

Ms. Haller, 60, is President and CEO of the Company and CEO of Southwest Gas Corporation, the Company’s gas utility. She is a director of the Company and several of its operating subsidiaries. As leader of the Company’s regulated and unregulated businesses, Ms. Haller is responsible for improving financial and operational performance and implementing the Company’s strategy, growth initiatives, and investment plans.
President and Chief Executive Officer Southwest Gas Holdings, Inc. Chief Executive Officer Southwest Gas Corporation

Director Since: 2022
Board Committees: None
Qualifications, Skills and Experience
The Board determined that Ms. Haller should serve as a director because, as President and Chief Executive Officer of the Company, she has a unique understanding of the Company’s businesses, customers, end markets, supply chains, utility operations, talent development, policies and internal functions through her service in a wide range of management roles. Ms. Haller also brings experience with financial, environmental, regulatory and legal issues of importance to the Company and its subsidiaries.
Number of Other Public Company Boards: 0

Ms. Haller served in multiple leadership positions during her 27-year tenure with Southwest Gas, most recently serving as Executive Vice President and Chief Legal and Administrative Officer. Prior to joining Southwest Gas, Ms. Haller worked as a lawyer in private practice, focused primarily on commercial litigation, business transactions, and corporate law. She is a member of the State Bars of Arizona, California, and Nevada. Ms. Haller serves on the Boards of Directors of the Legal Aid Center of Southern Nevada, Las Vegas Global Economic Alliance and the American Gas Association. She received a B.S. in finance with honors from the University of Wyoming and a J.D. from Cornell Law School.

Jane Lewis-Raymond

Ms. Lewis-Raymond, 57, is principal of Hilltop Strategies, a strategy and consulting firm engaged with corporate leaders on strategic leadership. Ms. Lewis-Raymond has served the natural gas industry as an attorney and executive for over three decades. She was previously an attorney with Parker Poe Adams and Bernstein LLP and Senior Vice
Principal, Hilltop Strategies Retired Executive, Piedmont Natural Gas Company, Inc.

Director Since: 2019
Board Committees: Audit, Compensation (Chair), Strategic Transactions
Qualifications, Skills and Experience
The Board determined that Ms. Lewis-Raymond should serve as a director of the Company because of her legal and public company director experience, as well as her work as a natural gas industry senior executive. In addition, her knowledge and experience with ESG topics and with corporate governance initiatives relating to enterprise risk management, federal regulatory pipeline safety, cybersecurity and crisis management planning were key to the Board’s recommendation.
Number of Other Public Company Boards: 0

President and Chief Legal, Compliance and External Relations Officer of Piedmont Natural Gas Company, Inc., where she led top line growth and measurable strategic and sustainability directives to build long-term value for shareholders. Earlier in her career, she served as the American Gas Association’s Vice President of Regulatory Affairs. Ms. Lewis-Raymond serves on the board of MeckEd, where she chairs the Governance Committee and on the board of Keystone Energy, where she is a member of the Steering Committee. She served on the National Advisory Council for Teach For America and is a member of Women Executives, Charlotte. She previously served as Chair of Teach for America’s Charlotte-Piedmont Triad Advisory Board. In 2021, she earned a certificate in ESG: Navigating the Board’s Role from Berkeley Law Executive Education. She is a graduate of the University of Maryland and an Order of the Coif graduate of the University of Maryland School of Law.

24 Southwest Gas Holdings 2024 Notice and Proxy

Henry P. Linginfelter

	Mr. Linginfelter, 62, is the retired Executive Vice President of Southern Company Gas, the largest gas utility in the U.S. He was responsible for all operations, safety, construction, customer service, engineering, environmental, gas supply and control, budgeting and planning, and financial	Retired Executive, Southern Company Gas

Director Since: 2022
Board Committees: Nominating and Corporate Governance, Strategic Transactions
Qualifications, Skills and Experience
The Board determined that Mr. Lingin-felter should serve as a director because of his experience in the natural gas industry. His experience in operations, safety, customer service and risk management were important to the Board’s recommendation.
Number of Other Public Company Boards: 1

planning, among others. He served on the board of the Southern Company’s captive insurance business, which assessed and mitigated risk and liability issues across the corporation. He has broad executive and operating experience, as well as extensive experience in regulatory and legislative affairs. Mr. Linginfelter is the former Chair of the Southern Gas Association, and served on the American Gas Association Leadership Council for several years. He serves on the board of American Electric Power Company, Inc. (NASDAQ: AEP) in addition to several not-for-profit boards, and is former Chief of the Georgia Chamber of Commerce. Mr. Linginfelter was selected for his position as a director pursuant to the terms of the Company’s Cooperation Agreement with the Icahn Group.

Anne L. Mariucci

Ms. Mariucci, 66, has over 30 years of experience in finance, construction and real estate development. She currently serves as the General Partner of MFLP, a family office and investment entity. Ms. Mariucci previously held a number of senior executive management roles with Del Webb Corporation and was responsible for its large-scale community development and homebuilding business. She also served as
Private Investor Retired Real Estate Development and Homebuilding Executive

Director Since: 2006
Board Committees: Compensation, Nominating and Corporate Governance, Strategic Transactions (Chair)
Qualifications, Skills and Experience
The Board determined that Ms. Mariucci should serve as a director of the Company because of her business, investment and financial expertise and experience in the housing and construction industry with Del Webb Corporation and Pulte Homes throughout the Company’s service territories. She also brings valuable public company board experience.
Number of Other Public Company Boards: 3

President of Del Webb following its merger with Pulte Homes, Inc. in 2001 until 2003. She serves as a director of CoreCivic, Inc. (NYSE: CXW), Taylor Morrison Home Corporation (NYSE: TMHC), Berry Corporation (NASDAQ: BRY), and is currently Chair of the Board of Directors for Banner Health, a large non-profit healthcare system. She is an investor and Advisory Board member of Hawkeye Partners, a real estate private equity firm. Ms. Mariucci is a past chair of the Arizona Board of Regents, and a past director of the Arizona State Retirement System, HonorHealth and Action Performance Companies. Ms. Mariucci received her undergraduate degree in accounting and finance from the University of Arizona. She completed the Corporate Financial Management Program at Stanford’s Graduate School of Business, and has been certified as a CPA and a FINRA Securities Financial and Operations Principal.

Southwest Gas Holdings 2024 Notice and Proxy 25

Carlos A. Ruisanchez

	Carlos A. Ruisanchez, 52, is the co-founder of Sorelle Capital, a firm investing in and developing hospitality, consumer and real estate businesses. Prior to Sorelle, he served as President and Chief Financial Officer of Pinnacle Entertainment, Inc., a leading gaming entertainment company, until its sale in 2018. He joined Pinnacle in 2008 as Executive Vice President, Strategic Planning and Development. He became Pinnacle’s Chief Financial Officer in	Co-founder, Sorelle Capital

Director Since: 2022
Board Committees: Audit, Nominating and Corporate Governance, Strategic Transactions
Qualifications, Skills and Experience
The Board determined that Mr. Ruisanchez should serve as a director of the Company because of his expertise in corporate finance, investment banking, and highly regulated industries - areas of importance to the Company and its subsidiaries. Mr. Ruisanchez also brings public company leadership and board experience.
Number of Other Public Company Boards: 1

2011, President and Chief Financial Officer in 2013, and Board Member in 2016. Prior to joining Pinnacle Entertainment, Inc., Mr. Ruisanchez was Senior Managing Director at Bear Stearns & Co., Inc., an investment banking firm, where he held various positions from 1997 to 2008. As Senior Managing Director of Bear Stearns & Co., he was responsible for corporate clients in the gaming, lodging and leisure industries, as well as financial sponsor banking relationships. He is an independent board member of Cedar Fair Entertainment Company (NYSE: FUN), where he serves on the Compensation Committee and chairs the Audit Committee. He has a B.S. in Finance from University of Connecticut School of Business and an M.B.A from University of California Berkeley, HAAS School of Business.

26 Southwest Gas Holdings 2024 Notice and Proxy

Ruby Sharma

Ms. Sharma, 57, is a Fellow Chartered Accountant of the Institute of Chartered Accountants in England and Wales. She was the Managing Partner of RNB Strategic Advisors, a strategic advisory firm from 2018 until 2022. Ms. Sharma served as a Partner at Ernst & Young LLP (now known as EY) from 2002 until 2017, where she founded and led the Center for Board Matters, focused on global strategy and execution and providing
Former Partner, EY LLP

Director Since: 2022
Board Committees: Compensation, Nominating and Corporate Governance
Qualifications, Skills and Experience
The Board determined that Ms. Sharma should serve as a director because of her expertise in accounting, auditing and corporate governance. Ms. Sharma also brings public company board experience.
Number of Other Public Company Boards: 3

governance services to boards and the C-suite, and worked in Fraud Investigations and Dispute Services. Her prior experience includes serving as Senior Manager of Forensic and Litigation Services at Arthur Andersen LLP from 1999 to 2002. She is a multi-cultural, global business advisor and a frequent keynote speaker and panelist on corporate governance topics, and has authored several audit committee handbooks, white papers on governance, value protection and diversity and inclusion topics. Ms. Sharma is a member of the boards of directors of ATI, Inc. (NYSE: ATI), S&C Electric Company (private), Bowflex, Inc. (formerly Nautilus, Inc.) (NYSE: BFX), and SoundThinking, Inc. (formerly ShotSpotter) (NASDAQ: SSTI). Ms. Sharma was selected for her position as a director pursuant to the terms of the Company’s Cooperation Agreement with the Icahn Group.

Southwest Gas Holdings 2024 Notice and Proxy 27

Andrew J. Teno

Mr. Teno, 38, is President and Chief Executive Officer of Icahn Enterprises L.P., a diversified holding company engaged in various businesses, including investment, energy, automotive, food packaging and others. Prior to his appointment to this role in February 2024, Mr. Teno was a portfolio manager at Icahn Capital. Prior to joining Icahn Capital in 2020, Mr. Teno worked for Fir Tree Partners from 2011 to 2020, a New York based private investment firm.
President and Chief Executive Officer, Icahn Enterprises L.P.

Director Since: 2022
Board Committees: Compensation, Strategic Transactions
Qualifications, Skills and Experience
The Board determined that Mr. Teno should serve as a director because of his business, finance and energy industry expertise. Mr. Teno also brings public company board experience.
Number of Other Public Company Boards: 2

Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania in 2007. He is currently a director of Icahn Enterprises L.P. (NASDAQ: IEP) and Illumina (NASDAQ: ILMN) a biotechnology company. He previously served as a director of Cheniere Energy, Inc., a liquified natural gas company, FirstEnergy Corp., and Crown Holdings, Inc. Mr. Teno has broad business and investment experience, has experience as a public company director, including as an Audit Committee member, and has familiarity with the utilities and infrastructure services industries, as well as other national and international business matters. Mr. Teno was selected for his position as a director pursuant to the terms of the Company’s Cooperation Agreement with the Icahn Group.

A. Randall Thoman

Mr. Thoman, 72, is principal of Thoman International, LLC, a business advisory and consulting firm. He has been a Certified Public Accountant for more than 40 years. He began his career with Deloitte & Touche LLP and became a Partner in June 1991. For 15 years, Mr. Thoman was the Partner with primary responsibility for the
Principal, Thoman International, LLC Retired Partner, Deloitte & Touche LLP

Director Since: 2010
Board Committees: Audit (Chair), Compensation
Qualifications, Skills and Experience
The Board determined that Mr. Thoman should serve as a director of the Company because of his business, accounting and auditing experience with Deloitte & Touche LLP, his leadership positions at the firm and his experience with SEC reporting and compliance, as well as his experience as a director of another publicly traded company. Mr. Thoman’s comprehensive corporate auditing and finance experience qualifies him to provide guidance and oversight in his role as Chair of the Audit Committee.
Number of Other Public Company
Boards: 1

technical interpretation and application of accounting principles and audit standards and the review of all reporting issues and financial statements for Nevada-based companies registered with the SEC. He retired from Deloitte & Touche LLP in October 2009. Mr. Thoman serves on the board of Boyd Gaming Corporation (NYSE: BYD) and previously served on the board of SHFL entertainment, Inc. until its acquisition in 2013. Mr. Thoman received his degree in accounting from the University of Utah. Due to his experience and Audit Committee leadership skills, the Board approved an exception to the Company’s Corporate Governance Guidelines, enabling Mr. Thoman to stand for reelection at the Annual Meeting despite his having attained the retirement age set forth in the Guidelines.

28 Southwest Gas Holdings 2024 Notice and Proxy

Leslie T. Thornton

Leslie T. Thornton, 65, is a retired utility company executive and former law firm partner at two Washington D.C. based national law firms. In the Clinton administration, she served in various senior roles including Chief of Staff to the U.S. Secretary of Education and Deputy Advisor for the 1996 Presidential Debates. She previously served as Senior Vice President, General Counsel & Corporate Secretary, and Merger Transition Counsel, at WGL Holdings, Inc. until her retirement
Retired Executive, WGL Holdings, Inc. & Washington Gas Light Company

Director Since: 2019
Board Committees: Audit, Nominating and Corporate Governance (Chair)
Qualifications, Skills and Experience The Board determined that Ms. Thornton should serve as a director because of her legal experience, service as a utility industry senior executive, and her expertise in the areas of critical infrastructure cybersecurity and data protection, labor and employment issues, corporate governance, and corporate transactional matters. She also brings extensive public affairs expertise, as well as public company board experience.
Number of Other Public Company Boards: 1

in 2018. During her tenure with WGL, Ms. Thornton earned her Master of Laws degree in National Security Law with a cybersecurity focus. Since 2005, she has been a member of the Board of Directors of Perdoceo Education Corporation (NASDAQ: PRDO). Ms. Thornton also serves on the Boards of Trustees for the University of the District of Columbia David A. Clarke School of Law and the D.C. Public Defender, and is on the Advisory Boards of the Association of Corporate Counsel Leadership Academy and Aiden Technologies, Inc. Ms. Thornton was a Board Leadership Fellow for the National Association of Corporate Directors. She is a frequent speaker on governance, compliance, cybersecurity and data protection, and diversity and inclusion. She is a graduate of the University of Pennsylvania and Georgetown University Law Center.

Southwest Gas Holdings 2024 Notice and Proxy 29

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our 2023 executive compensation program, the compensation decisions made by the Compensation Committee (the “Committee”) under our executive compensation program and the factors considered in making such decisions. This section focuses on the compensation of the Company’s named executive officers (“NEOs”) for fiscal 2023, who were:
▪Karen S. Haller, President and Chief Executive Officer (the “CEO”)
▪Robert J. Stefani, Senior Vice President/Chief Financial Officer
▪Paul M. Daily, Former President and Chief Executive Officer, Centuri Group, Inc.*
▪Justin L. Brown, President, Southwest Gas Corporation
▪Randall P. Gabe, Senior Vice President/Chief Administrative Officer, Southwest Gas Corporation
*Mr. Daily’s employment terminated on January 31, 2024, and William J. Fehrman began serving as the President and CEO of Centuri on January 12, 2024.
Company Overview
Southwest Gas Holdings, Inc. (the “Company”) is a holding company, owning all of the shares of common stock of Southwest Gas Corporation (“Southwest”) and Centuri Group, Inc. (“Centuri”). Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, California and Nevada. Centuri is a strategic infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.
Each of the officers listed above were determined to be NEOs due to their position as CEO, Chief Financial Officer or one of the other three most highly compensated executive officers of the Company during 2023. This Compensation Discussion and Analysis addresses the compensation program of the Company, including elements of the compensation programs of its operating subsidiaries, Southwest and Centuri, as applicable to each of the NEOs. In this Compensation Discussion and Analysis, we sometimes refer to Ms. Haller and Messrs. Stefani, Brown and Gabe as the “Southwest Officers.”

Executive Summary
2023 Business Performance Overview
In 2023, we continued to provide stockholders with an attractive blend of steady regulated returns and utility services growth. Throughout 2023, the Board focused on evaluating options to separate Centuri into a standalone, independent company and continued the process of executing on the strategic plan for Southwest to optimize the utility.
Under our natural gas operations business, Southwest safely and reliably purchases, distributes and transports natural gas to over two million customers in parts of Arizona, California and Nevada. Southwest added more than 40,000 new meter sets across its service territories in 2023, and is positioned for continued long-term value creation as we continue supporting the growing demand for essential natural gas service and industry trends such as gas infrastructure replacement, and safety and reliability investments.
Within our wholly-owned subsidiary, Centuri, we operate a comprehensive utility infrastructure services enterprise that delivers a diverse array of solutions to North America’s blue-chip electric, gas and combination utilities. In December 2023, the Company announced it intended to pursue an initial public offering of newly issued shares of Centuri Holdings, Inc. (the “Centuri IPO”) to advance the separation of Centuri as an independent utility infrastructure services company.

2023 Financial Performance
▪Earnings per diluted share of $2.13 in 2023.
30 Southwest Gas Holdings 2024 Notice and Proxy

▪Annualized dividends declared per share were $2.38 in 2021, $2.48 in 2022, and $2.48 in 2023. In February 2024, the Board determined to retain the quarterly dividend at 62 cents per share for the June 2024 dividend payment, and the Board will reexamine our dividend policy following the Centuri IPO.
▪Centuri experienced revenues of $2.9 billion in 2023, an increase of $139 million, or 5%, compared to 2022.
▪Southwest recorded net income of $242.2 million in 2023, compared to net income of $154.4 million in 2022.
Notable Accomplishments
▪In studies conducted by a leading national consumer insights firm, Southwest ranked #1 in the West for customer satisfaction among residential and business utility customers in the U.S. for the fourth consecutive year.
▪Southwest finalized its Arizona rate case, with an annualized revenue increase of $54 million, effective February 1, 2023, to recover investments made for the benefit of customers. Another Arizona rate case was filed in February 2024.
▪Southwest filed a general rate case in Nevada in September 2023.
▪In February 2023, the Company completed the MountainWest sale and paid down the remaining balance of the Company term loan used to initially fund the MountainWest acquisition.
▪An application for the Centuri separation was approved by the Arizona Corporation Commission.
▪In September 2023, a draft Registration Statement on Form S-1 was confidentially submitted with the SEC for the Centuri IPO.
Incentive Compensation Structure
The Committee believes our incentive compensation program is a powerful tool to attract, retain and motivate high performing leaders, and it is designed to reward NEOs for strong Company financial performance and long term value creation for our stockholders. It also (i) is a competitive program relative to the market and our peers, (ii) aligns with market best governance practices, (iii) supports robust pay-for-performance alignment, and (iv) provides the appropriate linkage between executive compensation and the Company’s long-term business strategy.
The executive compensation program provides for cash-based annual incentive awards. For Southwest Officers, long-term equity compensation is comprised of performance-based restricted stock units that vest at the end of the three-year performance period based on the achieved performance results against rigorous pre-set targets (“Performance Share Units”), and time-lapse restricted stock units that vest over a three-year period (“time-lapse RSUs”). Under this structure, the greater portion of our NEOs’ total compensation is at-risk and variable based on performance relative to metrics that are more directly aligned with our long-term performance, customer interests and stockholder returns. The former Centuri CEO received long-term equity incentive compensation which is comprised of time-lapse RSUs with three-year cliff vesting and Performance Share Units which vest three years after grant, based on achievement of financial performance goals between January 1, 2023 and December 31, 2023.
Annual Incentive Compensation Paid for 2023 Performance
For purposes of determining results under the annual incentive compensation program, Southwest achieved $240 million in utility adjusted net income in fiscal 2023, which exceeded the target level of performance. Centuri achieved $178 million in free cash flow, which also exceeded the target level of performance. These results, coupled with achievements under applicable operational and safety goals, resulted in Ms. Haller and Mr. Stefani receiving annual incentive awards equal to 140% of their respective target awards and Mr. Brown and Mr. Gabe receiving an award equal to 143% of their target awards (each as a specified percentage of base salary). Mr. Daily received an annual incentive award equal to 141.5% of his target award (specified as a percentage of base salary). Utility adjusted net income and free cash flow are non-GAAP measures. See “Details of Compensation Program - Annual Incentive Compensation” below for a description of all adjustments made.
Past Company performance has established a strong financial platform for sustainable growth into the future, and this year’s accomplishments are expected to contribute to our ability to provide stockholder returns over the
Southwest Gas Holdings 2024 Notice and Proxy 31

long-term. Going forward, we expect our incentive compensation structure (as discussed in more detail below), to continue to strengthen alignment between executive compensation and stockholder returns.
Commitment to Best Practices
We believe in the importance of aligning the financial interests of the Company’s executives with those of stockholders and maintaining executive compensation policies that are consistent with robust corporate and compensation program governance. The Committee reviews our executive compensation program annually to ensure it maintains its competitiveness with the market and supports our long-term growth strategy. Key policies include:
▪Robust stock ownership guidelines for NEOs and directors.
▪Compensation Committee composed only of Independent Directors.
▪Independent compensation consultant retained by the Compensation Committee.
▪Double-trigger change in control arrangements which do not provide for excise tax gross-ups or severance amounts greater than three times base salary, excluding incentive compensation, welfare benefits, retirement benefits and outplacement services.
▪No dividends paid on unvested stock-based awards until the underlying awards have vested.
▪No tax gross-up on benefits, change in control payments, or perquisites.
▪Clawback policy applicable to annual and long-term incentive compensation.
▪Regular peer group review used to assess executive compensation.
▪Annual say-on-pay vote for stockholders.
▪Anti-pledging and anti-hedging policies that apply to all of our NEOs, other Section 16 officers and directors.
▪No excessive perquisites provided to NEOs.

Compensation Program Objectives, Key Considerations and Principles
Philosophy and Objectives
We believe in the importance of aligning the financial interests of the Company’s executives with those of stockholders. By emphasizing our goal to build stockholder value by focusing on fundamental business strategies of operational excellence, strategic growth and financial stewardship, and by operating true to our core values of safety, excellence, quality, partnership, stewardship and value, we motivate achievements that are the platform for increased stockholder returns. A significant portion of our NEOs’ compensation is designed to be variable and tied to the achievement of key financial and strategic performance objectives, which helps us to incentivize our NEOs to create long-term value for our stockholders.
In our utility segment, we strive to work collaboratively with regulators to achieve positive results for both customers and stockholders, and we recognize that customer satisfaction and the Company’s safety record are both essential elements in the regulatory process. Safety is also critical to the success of our utility infrastructure services segment, and safety goals carry significant weight under Centuri’s annual incentive plan.
In particular, the Company’s compensation program has been designed to accomplish the following objectives:
▪Establish competitive compensation plans to attract, retain and motivate high performing senior leaders;
▪Emphasize a pay-for-performance culture to reward both annual and long-term Company performance while not encouraging excessive risk-taking;
▪Create long-term alignment between the interests of senior executives and stockholders; and
▪Support our strategic initiatives and financial goals.
Pay for Performance
With respect to each of our NEOs, all annual cash incentives and long-term equity incentives are “at risk,” as those awards are either variable based on the level of performance against incentive targets or are subject to continued employment during a three-year vesting period. The portion of total direct compensation designed to be at risk depends upon the NEO’s position and the ability to influence outcomes, as well as market pay levels and risk mitigation considerations. Ms. Haller, the Company’s CEO, has the largest portion of pay at risk. In
32 Southwest Gas Holdings 2024 Notice and Proxy

2023, the percentage of her targeted total direct compensation opportunity at risk was 82%. For the other NEOs, the average percentage of such compensation at risk was 72%.

CEO Target Compensation	Other NEOs Target Compensation

Compensation Program Administration
Role of the Committee
The Committee oversees our executive compensation program and is responsible for reviewing and approving all executive compensation and benefit plans of the Company’s executive officers, including its NEOs. The Committee meets regularly throughout the year to review and discuss, among other items, our compensation philosophy, changes in compensation governance, composition of our peer group, corporate goals and objectives relevant to the CEO’s compensation, the CEO’s performance in relation to such goals and objectives and, together with the other Independent Directors of the Board, the CEO’s actual compensation. The Committee also reviews, based on the recommendations provided by the CEO, and approves the salaries and incentive compensation for the other executive officers, including the NEOs. The Committee’s Charter is available on the Company’s website at www.swgasholdings.com.
Role of Management
Management, including the NEOs, receives direction from the Committee regarding executive compensation. Management annually provides information to the Committee regarding market practices and pay levels of the various elements of direct compensation (including target awards for incentive compensation), as well as the thresholds, targets and maximums of the performance measures. Information is gathered from Company operating data, external independent surveys and publicly available compensation comparisons. Decisions regarding CEO compensation are made solely by the Committee meeting in executive session without the CEO or any other NEOs present. Decisions regarding the compensation of other NEOs are also made by the Committee, in consultation with the CEO, but without the other NEOs being present.
Role of Independent Compensation Consultant
Korn Ferry served as the independent compensation consultant to the Committee from January to March 2023. In April 2023, the Committee directly retained Aon’s Human Capital Solutions practice, a division of Aon (“Aon”), as an independent compensation consultant to the Committee. Centuri management engaged Meridian Compensation Partners (“Meridian”) to advise on executive compensation. Aon’s engagement with the Committee as its independent compensation consultant included a review and analysis of several aspects of the executive compensation program, including the following:
▪Peer group review;
▪Providing and analyzing compensation market data;
▪Analyzing incentive plan design;
▪Advising on the reasonableness of our NEO compensation levels and programs;
Southwest Gas Holdings 2024 Notice and Proxy 33

▪Review of our Compensation Discussion and Analysis disclosure;
▪Performing benchmarking and analysis of our Board of Directors’ compensation; and
▪Attending each Committee meeting, including meeting with the Compensation Committee in private executive sessions, without management present.
Korn Ferry did not receive fees from the Company for services other than executive compensation services requested by the Committee. In addition to serving as the Committee’s independent compensation consultant, Aon also performed retirement plan consulting services for Southwest. In 2023, Aon received approximately $1,153,780 from the Company and Southwest, including approximately $129,021 for executive compensation services. During 2023, Meridian did not receive fees from the Company or Centuri for services other than executive compensation services. For 2023, the Committee analyzed whether the work of Korn Ferry, Aon, Meridian or any other executive compensation adviser raised any conflicts of interest, taking into consideration all relevant factors, including those set forth in Rule 10C-1(b)(4)(i) through (vi) under the Exchange Act. The Committee determined, based on its analysis of all relevant factors, that no conflicts of interest were present.

How We Determine Amounts Paid for Each Element of Compensation
We operate in a competitive environment for talented executives, and the Committee analyzes a variety of information as it seeks to identify competitive levels of compensation within the relevant markets in which we operate.
Peer Group
The companies in the compensation peer group for the Southwest Officers were selected because they represent those publicly traded companies considered by the Committee to be the most comparable to the Company in terms of revenue, market capitalization, business operations, operational complexity and overall financial performance. To maintain a meaningful comparison, the Committee reviews the peer group regularly for changes due to M&A activity or shifts in our peers’ business focus or operations. For setting 2023 executive compensation, the Committee reviewed the peer group used in 2022 and determined to remove South Jersey Industries because it became a private company and no longer reported compensation information. The peer group was composed of 19 companies in the utility industry.

▪Alliant Energy Corporation	▪New Jersey Resources Corporation
▪Ameren Corporation	▪NiSource Inc.
▪Atmos Energy Corporation	▪NorthWestern Corporation
▪Avista Corporation	▪OGE Energy Corporation
▪Black Hills Corporation	▪ONE Gas, Inc.
▪CMS Energy Corporation	▪Pinnacle West Capital Corporation
▪Evergy, Inc.	▪Portland General Electric Company
▪Hawaiian Electric Industries, Inc.	▪PNM Resources, Inc.
▪IDACORP, Inc.	▪Spire, Inc.
▪MDU Resources Group, Inc.
For Centuri, the Committee reviewed the peer group used in 2022 and determined that no changes were necessary.

▪Comfort Systems USA, Inc.	▪MYR Group Inc.
▪Dycom Industries, Inc.	▪Primoris Services Corporation
▪Granite Construction Inc.	▪Sterling Infrastructure, Inc.
▪Matrix Service Company	▪Team, Inc.
▪Tetra Tech, Inc.
34 Southwest Gas Holdings 2024 Notice and Proxy

Compensation Review
Aon performed comprehensive competitive compensation benchmarking, which included assessments of all elements of compensation for the Southwest Officers and Mr. Daily. The competitive compensation benchmarking data reviewed by the Committee included base salary, annual incentive compensation and long-term incentive compensation found in the proxy statements filed by companies in the peer groups for Southwest and Centuri.
Review of Peer Compensation
In reference to the data and analyses discussed above, the Committee reviewed competitive target compensation levels for each NEO relative to the 50th percentile of the relevant market. For each NEO position, base salary, target total cash compensation (base salary plus annual incentive award) and target total direct compensation (base salary plus annual incentive award plus the target value of long-term incentive compensation) were benchmarked and analyzed at the median level. In determining the NEOs’ overall compensation, we annually compare elements of compensation with those of the relevant market to ensure the Company remains competitive. The Committee found that overall target total direct compensation for each NEO was generally aligned with the relevant market benchmarks.
Other elements of overall compensation for the NEOs (perquisites, welfare benefits, retirement benefits and post-termination benefits) were implemented at various times over the past several years to remain competitive with the relevant market and are reviewed periodically.

Consideration of 2023 Say-on-Pay Vote
The Company holds an annual say-on-pay advisory vote regarding executive compensation. At the 2023 Annual Meeting of Stockholders, approximately 96% of the votes cast were in favor of the compensation of the NEOs as described in the proxy statement for the 2023 Annual Meeting. The Board and Committee reviewed this vote result and determined that, given the significant level of support, no changes to our executive compensation philosophy, policies and decisions were necessary based solely on the vote result. We determined that our stockholders should vote on a say-on-pay proposal each year as recommended by stockholders at the most recent “say-on-frequency” vote in 2023. The Board recommends that you vote FOR Proposal 2 at the Annual Meeting. For more information, see “Advisory Vote to Approve the Company’s Executive Compensation” in this Proxy Statement.
We maintain a regular ongoing dialogue with our stockholders and welcome stockholder perspectives regarding our executive compensation program.

Details of Compensation Program
The nature of the Company’s operations and competitive considerations have led the Committee to design and employ a compensation program that we believe is comparable to compensation programs widely used in the natural gas distribution and utility infrastructure services industries, as applicable. To accomplish our objectives, our program is designed to respond to changing market conditions and to offer a broad spectrum of compensation opportunities. Performance is the critical component of our program, and both individual and overall Company performance can impact an NEO’s level of compensation on an annual basis.

Southwest Gas Holdings 2024 Notice and Proxy 35

Why We Pay Each Element
The elements of executive compensation for the NEOs and the purpose for providing each element are described below:

Element	Purpose	Summary of Features

Base Salary	▪Recognize leadership responsibilities and value of executive’s role to the Company. ▪Serve as a competitive compensation foundation.
▪Targeted at 50th percentile of relevant peer group companies.
▪Adjustments are made based upon the value of the position to the business, individual performance and pay relative to the appropriate market.

Annual Cash Incentives
▪Encourage and reward NEO contributions in achieving short-term performance goals, including important social goals of safety and customer satisfaction.
▪Align management interests with customers and stockholders.

▪For Southwest Officers, no awards paid unless at least 80% of target adjusted net income is achieved. For Centuri, no awards paid unless at least 50% of target free cash flow performance is achieved.
▪Awards paid out annually in cash.
▪Award values are subject to downward adjustment to avoid windfalls and maintain internal equity.

Long-Term Equity Incentives	▪Provide executives with long-term performance goals to work toward. ▪Align management interests with customers and stockholders. ▪Retain management with awards subject to service vesting.
▪Southwest Officers receive long-term incentives through both time-lapse RSUs and Performance Share Units.
▪The former Centuri CEO received time-lapse RSUs and Performance Share Units, both with three-year vesting.
▪Southwest Officers’ performance awards are earned based on three-year financial performance.
▪Due to the planned Centuri IPO, the former Centuri CEO’s performance awards are earned based on free cash flow performance of Centuri during 2023, with two additional years of time-based vesting following the end of the performance period.

Executive Health, Welfare and Retirement Benefits	▪Provide executives reasonable and competitive benefits. ▪Encourage savings for retirement. ▪Retain executives with postretirement benefits subject to service vesting.
▪Health and welfare benefits consistent with standard benefits provided to all employees.
▪401(k) plan and nonqualified deferred compensation plans allow for deferral of compensation and Company contributions.
▪Qualified and supplemental nonqualified pension benefits for the Southwest Officers hired before January 1, 2022.

36 Southwest Gas Holdings 2024 Notice and Proxy

Element	Purpose	Summary of Features
Southwest Change in Control Agreements
▪Ensure attention and dedication to performance without distraction in the circumstance of a potential change in control.
▪Enables executives to maintain objectivity with respect to merger or acquisition offers considered by the Board.

▪Double trigger change in control severance agreements without any excise tax gross-up.
▪Accelerated vesting of equity awards upon certain terminations following change in control.
▪Potential increase to supplemental pension benefit for Southwest Officers hired before January 1, 2022.

Southwest Chief Financial Officer Employment Agreement
▪Ensure attention and dedication to performance without distraction in the circumstance of strategic alternatives review.
▪Provide an incentive to enter into executive employment relationship.
▪Protect the Company’s interests.
▪Provides severance outside of change in control scenario. ▪Includes signing bonus and special grant of time-lapse RSUs vesting over three years.
Centuri CEO Employment Agreement and Separation Agreement*
▪Ensure attention and dedication to performance without distraction in the circumstance of a potential change in control.
▪Provide an incentive to enter into executive employment relationship.
▪Protect the Company’s interests.
▪Two-year term, with automatic renewals. ▪Provides change in control severance and severance outside of change in control scenario. ▪Non-competition and non-solicitation restrictive covenants.
*    On December 13, 2023, the Company and Centuri entered into a Transition and Separation Letter Agreement with Mr. Daily (the “Daily Separation Agreement”). The existing employment agreement between the Company, Centuri, and Mr. Daily, dated as of April 18, 2016, remained in effect, except for the severance provisions. For more information on this, see “Executive Compensation - Compensation Discussion and Analysis - Post-Termination Benefits.”
 Base Salaries
Salaries for the NEOs are established based on the scope of their responsibilities, taking into account competitive market compensation paid by the peer group for similar positions. The competitive market processes and data regarding the 50th percentile pay level of peer companies were used by the Committee to help ensure that salaries are reasonable, competitive and properly address position responsibilities. The market data on the range of salaries at the peer companies serves as a reference point and provides information on the range of competitive pay levels and current compensation practices in our industry. Salaries are reviewed annually and are subject to mid-year adjustment to maintain alignment with the market and to reflect changes in individual responsibilities, performance, and experience. In 2023, the Committee approved merit increases of varying amounts for the Southwest Officers to reflect performance achievements and to ensure market competitiveness.
Annual Incentive Compensation
We establish cash incentive opportunities on an annual basis, expressed as a percentage of each individual’s base salary. The target level of annual incentive opportunities granted to NEOs is based primarily on the competitive compensation benchmarking. The target incentive opportunities for the NEOs were set at the following percentages of base salary for 2023:

Incentive Opportunities (% of salary)
Karen S. Haller	125%
Robert J. Stefani	70%
Paul M. Daily	110%
Justin L. Brown	75%
Randall P. Gabe	60%
Southwest Annual Incentives. Annual incentive opportunities are payable entirely in cash, only if at least 80% of target adjusted net income is achieved. The 2023 performance measures for Southwest Officers were tied to
Southwest Gas Holdings 2024 Notice and Proxy 37

measures of financial performance, customer satisfaction, productivity and safety. For 2023, the Committee derived the targets for our four performance measures as follows:

Performance Metric		Weighting	Metric Description

Financial Performance		40%
For Ms. Haller and Mr. Stefani, utility adjusted net income is weighted at 30%, and Centuri free cash flow is weighted at 10%, because of their influence over both of the Company’s business segments. For Messrs. Brown and Gabe, utility adjusted net income is weighted at 40%.
Fiscal 2023 Targets: Aligned to business plans and budgets.

Customer Satisfaction		15%
Reflects our performance on independent customer surveys conducted in each of our utility operating divisions to reinforce commitment to our customers.
Fiscal 2023 Target: Slightly recalibrated so that target matched actual performance from 2022.

Productivity		30%
Rewards success in reaching a predetermined level of operations and maintenance expense per customer.
Fiscal 2023 Target: Based on budgeted operations and maintenance expense and budgeted customer additions.

Safety ▪Damage per 1,000 tickets ▪Response Times within 30 minutes	7.5%	15%
Oriented toward minimizing incidents associated with the Company’s natural gas distribution systems and thereby linked to risk reduction in areas such as regulation, operations, reputation and franchise value.

	7.5%		Fiscal 2023 Targets: Slightly decreased from 2022.
Actual awards for each measure are determined as of year-end by comparing the Company’s performance to the threshold, target and maximum levels set by the Committee at the beginning of the year for each performance measure. When threshold performance for any measure is achieved, an award with respect to that measure is earned. Award payouts can range from 50% (at threshold) to 100% (at target) to 200% (at maximum) of the assigned incentive opportunity for each measure, based on where actual results fall in the range from threshold to target to maximum. No awards are paid with respect to any measure if 80% of target adjusted net income is not achieved. We determine actual payouts through linear interpolation.
The Committee may adjust the financial measures for the Company’s annual incentive program to ensure that operating results are computed on a comparative basis from year to year and exclude items that may have been out of the control of Company executives. In recognition of the events that took place in 2023 that were not contemplated when the annual incentive targets were set, the Committee adjusted the operations and maintenance expense on a per customer basis (“O&M per customer”), utility adjusted net income and Centuri free cash flow performance measures in determining the actual performance result for purposes of the 2023 annual incentive program. These adjustments were largely the result of extraordinary events which the Board tasked the NEOs with managing toward a successful resolution for our stockholders and customers while transforming the Company for greater long-term value creation.

38 Southwest Gas Holdings 2024 Notice and Proxy

The thresholds, targets and maximums and actual results under the four core performance measures for 2023 are set forth below:

Measure	Threshold	Target	Maximum	Actual	Weighting	Payout (% of target)
Holdings Officers:

Utility Net Income (adjusted) (000s)(1)	$190,464	$204,800	$215,040	$240,348	30%	60.00%
Centuri free cash flow (000s)(2)	$121,400	$161,900	$186,200	$177,978	10%	16.62%
Productivity (O&M per Customer)(3)	$224	$219	$215	$219	30%	29.88%
Customer Service Satisfaction	92%	95%	96%	94.9%	15%	14.75%
Safety - Damage per 1,000 Tickets	1.19	0.99	0.89	0.998	7.5%	7.35%
Safety - Response Times within 30 minutes	70%	75%	78%	76.4%	7.5%	11.00%

Rounded Total:					100%	140%
Utility Officers:

Utility Net Income (adjusted) (000s)(1)	$190,464	$204,800	$215,040	$240,348	40%	80.00%
Productivity (O&M per Customer) (000s)(3)	$224	$219	$215	$219	30%	29.88%
Customer Service Satisfaction	92%	95%	96%	94.9%	15%	14.75%
Safety - Damage per 1,000 Tickets	1.19	0.99	0.89	0.998	7.5%	7.35%
Safety - Response Times within 30 minutes	70%	75%	78%	76.4%	7.5%	11.00%

Rounded Total:					100%	143%
Total:
Holdings Officers						140%
Utility Officers						143%
(1)Utility adjusted net income is a non-GAAP measure and may differ from results provided in earnings releases furnished to the SEC. In the calculation of the actual result, in addition to the adjustments made with respect to the O&M per customer measure as discussed below, which also impact the utility adjusted income measure (except for the excess internal-use fuel at Southwest that only impacts O&M per customer), the Committee adjusted the utility net income measure by excluding losses in 2023 related to held-for-sale property related to the previous corporate campus and earnings related to changes in values (including any death benefits) associated with Southwest’s company-owned life insurance (“COLI”) policies. Pursuant to the Committee’s adjustment policy, COLI results are always removed, regardless of whether there are resulting earnings or losses.
(2)Centuri free cash flow is a non-GAAP measure and may differ from components provided in earnings releases furnished to the SEC. For Ms. Haller and Mr. Stefani, the annual incentive program also includes a performance measure related to Centuri that is comparable to a free cash flow determination, calculated as Centuri earnings before interest, taxes, depreciation and amortization (“EBITDA”), less capital expenditures on a gross basis (including amounts not yet paid, but recognized in liabilities). The Committee determined that certain items impacting Centuri EBITDA warranted adjustment due to their being unusual or not fully within the control of management, including Centuri’s severance costs, incremental audit fees to support Centuri becoming a separate public company registrant, separation planning and employee retention costs, costs allocated to Centuri related to the Strategic Transactions Committee and differences on foreign currency translation associated with EBITDA components as compared to the expected exchange rate when the target was set.
(3)With respect to the O&M per customer measure, the Committee approved adjustments for certain costs that differed from targeted amounts, including: postretirement benefit costs, corporate costs, medical benefit costs, excess internal-use fuel costs at Southwest, costs allocated to Southwest associated with the incremental Strategic Transactions Committee undertakings, and costs associated with the utility optimization consultation and review.
The Committee has the discretion to reduce an NEO’s overall award that would otherwise be earned to avoid windfalls and for other reasons, including internal equity. The Committee reviews the CEO’s individual performance to determine whether there will be any downward adjustment. For 2023, individual performance objectives for the CEO included: implementing Southwest’s Utility Optimization Process; executing on the Board’s strategic direction for the separation of Centuri and the sale of MountainWest; enhancing senior leadership capability, investor relations, human capital planning, and financial planning/analysis functions;
Southwest Gas Holdings 2024 Notice and Proxy 39

leading the Company’s sustainability vision; and ensuring employee and community safety remains the top priority at all levels of the Company.
The CEO reviews the Southwest Officers’ individual performance to determine whether there will be any downward adjustment in the performance awards. As a result of such review, if the CEO recommends a downward adjustment in the performance awards, the CEO will bring the matter before the Committee for review and approval. The Committee reviewed the performance achievements of the CEO and other eligible Southwest Officers and determined that no reductions to their annual incentive awards were warranted with respect to 2023.
Utility adjusted net income exceeded 80% of our target, and achievements under the performance measures aggregated for a payout of 140% of the target incentive award opportunity for Ms. Haller and Mr. Stefani, and 143% of target for Messrs. Brown and Gabe. These aggregated percentage payouts are multiplied by the total incentive opportunity (expressed above as a percentage of base salary) to determine the overall dollar value of the annual award. The following table details the actual payouts associated with the 2023 annual incentive awards for the eligible Southwest Officers:

	Incentive Opportunities (% of salary)	Total Achievement of Performance Measures (% of target)	Incentive Earned (% of salary)	Incentive Earned
Karen S. Haller	125%	140%	175.0%	$1,575,000
Robert J. Stefani	70%	140%	98.0%	$563,500
Justin L. Brown	75%	143%	107.3%	$595,238
Randall P. Gabe	60%	143%	85.8%	$345,774
Centuri Annual Incentives. For Centuri, the Committee selected financial performance and safety goals for the 2023 annual incentive opportunities. In 2023, the financial metric was changed from earnings before tax and amortization to free cash flow, which is a common metric used for valuing companies in the infrastructure services industry. Free cash flow is a non-GAAP measure and is defined as EBITDA less capital expenditures on a gross basis (including amounts not yet paid, but recognized in liabilities). No awards are paid unless at least 50% of target free cash flow is achieved.

Performance Metric		Weighting	Metric Description

Free Cash Flow		80%	Focuses Centuri management on creating value by growing earnings and prudently managing capital expenditures. Fiscal 2023 Target: Aligned to Centuri’s business plans and budgets.
Safety ▪DART ▪TRIR	10%	20%
Reflects days away from work, restricted or transferred (“DART”) incident rate, which is the industry standard measurement for safety, and total recordable incident rate (“TRIR”) to ensure both incident frequency and severity measures are considered.
Fiscal 2023 Targets: Both DART and TRIR maximum remained the same but target and minimum are set to require improvement from fiscal 2022.

	10%
Actual awards for each measure are determined as of year-end by comparing Centuri’s performance to the threshold, target and maximum levels set by the Committee at the beginning of the year for each performance measure. When threshold performance for any measure is achieved, an award with respect to that measure is earned. Award payouts can range from 65% (at threshold) to 170% (at maximum) of the assigned incentive opportunity for each measure, based on where actual results fall in the range from threshold to target to maximum. We determine actual payouts through linear interpolation.
40 Southwest Gas Holdings 2024 Notice and Proxy

The thresholds, targets and maximums and actual results under the performance measures for 2023 are set forth below:

Measure	Threshold		Target		Maximum		Actual		Weighting	Payout (% of target)
Free Cash Flow	$121.4	million	$161.9	million	$186.2	million	$178.0	million	80%	146.5%
Safety (DART)	0.65		0.37		0.30		0.32		10%	149.3%
Safety (TRIR)	1.55		0.93		0.60		1.05		10%	93.4%
Total										141.5%
No annual incentive awards are paid in any year unless 50% of target free cash flow is achieved. In 2023, free cash flow exceeded 50% of target, and achievements under the other performance measures aggregated for a payout of 141.5% of the target incentive award opportunity for Mr. Daily. The aggregated percentage payout is multiplied by the total incentive opportunity (expressed above as a percentage of base salary) to determine the overall dollar value of the incentive award. As discussed above, for the annual incentive program for Company Officers for 2023, the Committee approved certain adjustments to Centuri free cash flow when determining achievement.
The Committee reviews Mr. Daily’s individual performance to determine whether there will be any downward adjustment in his performance award. For 2023, individual performance objectives for Mr. Daily focused on executing the Board’s strategic direction for the separation of Centuri by improving margins, implementing organizational efficiencies, and implementing Centuri’s sustainability and safety programs. The Committee reviewed the performance achievements of Mr. Daily and determined that no reduction to his annual incentive award was warranted with respect to 2023.
The following table details the potential and actual payouts associated with the 2023 annual incentive award to Mr. Daily:

	Annual Incentive Opportunity (% of base salary)	Total Achievement of All Performance Measures (% of target)*	Annual Incentive Earned (% of base salary)*	Annual Incentive Earned
Paul M. Daily	110%	141.5%	155.6%	$1,260,338
*Rounded to the nearest tenth of a percent.
Long-Term Incentive Compensation
Our long-term incentive compensation is designed to provide incentives for maintaining long-term performance and strengthening customer and stockholder value over a three-year performance period. NEOs are incentivized with equity compensation in the form of time-lapse RSUs and Performance Share Units. The Committee determined the value of incentive awards granted to NEOs primarily based on competitive compensation benchmarking. For 2023, the target long-term incentive opportunities for the NEOs were set at the percentages of base salary shown in the following table. The Committee adjusted the mix between time-lapse RSUs and Performance Share Units for the NEOs, following the Committee’s analysis of competitive market data, the growth in their management responsibilities, and the desire to increase the portion of their time-lapse RSUs for retention purposes. For Ms. Haller and Messrs. Stefani and Brown, performance based incentive opportunities remained greater than time based incentive opportunities.

	Incentive Opportunities (% of salary)
	Time-Lapse RSUs	Performance Share Units	Total
Karen S. Haller	138%	206%	344%
Robert J. Stefani	76%	114%	190%
Paul M. Daily	157.5%	67.5%	225%
Justin L. Brown	68%	102%	170%
Randall P. Gabe	45%	45%	90%
Southwest Gas Holdings 2024 Notice and Proxy 41

Southwest Long-Term Incentives. Long-term incentives for the Southwest Officers are composed of time-lapse RSUs and Performance Share Units.
▪Time-Lapse RSUs. The Committee believes that grants of time-lapse RSUs promote and encourage long-term retention and service to the Company, align the interests of the Southwest Officers with those of our customers and stockholders through increased share ownership, and provide a balanced approach to long-term compensation. At its March 2023 meeting, the Committee approved the 2023 grants under this Board-approved program. The number of time-lapse RSUs granted was determined based on the closing price for our Common Stock for the last trading day of 2022 ($61.88 per share). The time-lapse RSUs granted in 2023 vest 40% one year after the award year, 30% two years after the award year, and 30% three years after the award year, subject to the NEOs’ continued service with the Company through the applicable vesting date.
The table below illustrates the long-term incentive opportunity granted as time-lapse RSUs.

	Time-Lapse RSU Component (% of salary)	Time-Lapse RSU Component	Time-Lapse RSUs Granted
Karen S. Haller	138%	$1,181,832	19,099
Robert J. Stefani	76%	$418,000	6,755
Justin L. Brown	68%	$350,200	5,659
Randall P. Gabe	45%	$174,375	2,818
▪Performance Share Units. The Committee believes that the payment of long-term incentive compensation in the form of Performance Share Units, measured over a three-year performance period, rewards our NEOs for improved financial performance of the Company, thereby giving them an incentive to enhance long-term customer and stockholder value. The target number of Performance Share Units granted was determined based on the closing price for our Common Stock on the last trading day of 2022 ($61.88 per share). Performance Share Units granted in 2023 are earned upon achievement of financial performance goals for the three-year period from 2023 through 2025.
The table below illustrates the target long-term incentive opportunity granted as Performance Share Units, and the number of Performance Share Units granted:

	PSU Component (% of salary)	Target PSU Component	Target PSUs Granted
Karen S. Haller	206%	$1,764,199	28,510
Robert J. Stefani	114%	$627,030	10,133
Justin L. Brown	102%	$525,299	8,489
Randall P. Gabe	45%	$174,378	2,818
For Performance Share Units granted in 2023 to Ms. Haller and Mr. Stefani, 60% are earnable based on a consolidated cumulative three-year adjusted earnings per share (“EPS”) performance measure, and 40% are earnable based on a three-year average utility segment return on equity (“ROE”) performance measure. Adjusted EPS is a non-GAAP measure and is calculated by dividing consolidated adjusted net income for each year by the Company’s average basic common shares outstanding for each year. Consolidated adjusted net income is calculated by adding or subtracting the adjustments approved by the Committee to consolidated net income at the end of the performance period. Cumulative three-year adjusted EPS is calculated by adding together the adjusted EPS for each of 2023, 2024, and 2025. ROE is a non-GAAP measure and is calculated by averaging the calculated ROE for 2023, 2024 and 2025. The ROE for each of the three years is calculated by dividing each year’s utility adjusted net income by the average utility equity balance. Utility adjusted net income is calculated by adding or subtracting the adjustments approved by the Committee to utility net income at the end of the performance period. The average utility equity balance is calculated by averaging the equity balance of the applicable previous five quarters. For Messrs. Brown and Gabe, 60% of the Performance Share Units granted in 2023 are earnable based on cumulative three-year utility adjusted net income, and 40% are earnable based on three-year average utility ROE. Cumulative three-year utility adjusted net income is a non-GAAP measure and is calculated by adding together the utility adjusted net income for each of 2023, 2024 and 2025.
42 Southwest Gas Holdings 2024 Notice and Proxy

At its meeting in March 2023, the Committee established the threshold, target and maximum performance levels for the Performance Share Units awarded for the 2023 through 2025 performance period, and the Board subsequently approved the grants of Performance Share Units to the Southwest Officers. The target levels were based on Company and Southwest business plans and budgets and took into account such factors as budgeted capital expenditures, expected growth within the markets that the Company serves, competitive factors from other service providers, and other business considerations embedded in the Company’s annual business planning process. The following table shows the performance criteria for such three-year performance period:

Performance Level	3-year Adjusted EPS	3-year Utility Adjusted Net Income (000s)	3-year Average Utility ROE	Percentage of Target Award Earned
Below Threshold	<$8.68	<$636,232	<6.4%	No award
Threshold	$8.68	$636,232	6.4%	50%
Target	$9.64	$684,120	7.3%	100%
Maximum	$10.60	$718,326	8.2%	200%
Linear interpolation will be used to compute the percentage of the target award earned. If earned, the awards are payable in the form of Common Stock, and the Southwest Officers are also entitled to cumulative dividend equivalents over the three-year performance period on the Performance Share Units earned.
If the threshold level of performance is met, the number of Performance Share Units earned will range between 50% to 200% of the target number of Performance Share Units.
▪2021-2023 Performance Share Unit Vesting. In 2021 the Committee approved and the Company granted Performance Share Units to the Southwest Officers. Performance for the 2021 Performance Share Units was measured over a three-year period commencing on January 1, 2021 and continuing through December 31, 2023. For Performance Share Units granted in 2021 to Ms. Haller, 60% were earnable based on a consolidated cumulative three-year adjusted EPS performance measure, and 40% were earnable based on a three-year average utility ROE performance measure. For Messrs. Brown and Gabe, 60% of the 2021 Performance Share Units were earnable based on three-year utility adjusted net income, and 40% were earnable based on three-year average utility ROE. Three-year utility adjusted net income was calculated by adding together the utility adjusted net income for each of 2021, 2022 and 2023. Three-year average utility ROE was calculated by averaging the calculated ROE for 2021, 2022 and 2023. The ROE for each of the three years is calculated by dividing each year’s adjusted net income by the average utility equity balance. The average utility equity balance is calculated by averaging the equity balance of the applicable previous five quarters.
The Committee may adjust financial measures for the Company’s long-term incentive program to ensure that operating results are computed on a comparative basis from year to year and exclude items that may have been out of the control of Company executives. In 2023, the Committee approved adjustments to the EPS, three-year utility adjusted net income, and three-year average utility ROE results in determining the number of 2021 Performance Share Units earned. Costs associated with these adjustments were largely the result of extraordinary events at the Company and Southwest for which the Board tasked the NEOs with managing toward a successful resolution for our stockholders while transforming the Company for greater long-term value creation.
For the three-year period 2021-2023, the total shareholder return for the Company was between the 25th and 75th percentile of the peer group of companies selected for such 2021 awards, and therefore no adjustment was applied to the results to determine ultimate payout.
The thresholds, targets and maximums, and actual results for the Performance Share Units granted in 2021 are set forth below. Because Mr. Stefani was not an employee of the Company during 2021, he did not receive an award under this program. The number of 2021-2023 Performance Share Units that vested are included in the “Stock Vested During 2023” table.

Southwest Gas Holdings 2024 Notice and Proxy 43

Measure	Threshold	Target	Maximum	Actual	Weighting	Payout (% of target)
Karen S. Haller

3-year Adjusted EPS(1)(2)	$11.15	$12.39	$13.63	$10.42	60%	0.00%
3-year Average Utility ROE(1)(3)	6.50%	7.50%	8.50%	7.50%	40%	39.96%

Rounded Total:					100%	40%
Justin L. Brown and Randall P. Gabe

3-year Utility Adjusted Net Income (000s)(1)(3)	$514,290	$553,000	$591,710	$597,275	60%	90.00%
3-year Average Utility ROE(1)(3)	6.50%	7.50%	8.50%	7.50%	40%	39.96%

Rounded Total:					100%	130%
(1)Consistent with the Committee’s policy on adjustments, each of these measures was adjusted to remove the impact of COLI income or losses in 2021, 2022 and 2023.
(2)In determining the three-year adjusted EPS performance result, for 2023, the Committee applied the adjustments made to the 2023 annual incentive program results as discussed above. In addition, for 2023, the EPS result was also adjusted for utility optimization consulting arrangement costs incurred at the Company; advisory, legal and other costs incurred by the Company in association with the Centuri separation; total segment net loss reported for MountainWest; disintegration costs related to MountainWest; incremental borrowing costs in 2023 related to the Company’s term loan used to finance the 2021 acquisition of MountainWest; and incremental goodwill impairment and loss on the sale of MountainWest recorded in the 2023 period. For 2022, the Committee excluded $536.2 million in other one-time adjustments as described in the Company’s proxy statement filed on March 21, 2023 (the “2023 Proxy”) and, for 2021, the Committee excluded one-time transaction costs and partial period operating results related to the acquisitions of MountainWest and Riggs Distler and stockholder activism response costs as described in the 2023 Proxy.
(3)In determining the three-year average utility ROE and three-year utility adjusted net income performance results, for 2023, the Committee applied the adjustments made to the 2023 annual incentive program results as discussed above, and in addition, an incremental adjustment for the 2023 budgeted amount of utility optimization consulting arrangement costs (as opposed to the excess over budget for purpose of the annual incentive adjustment) was approved. For 2022, the Committee excluded $22.8 million in other one-time adjustments as described in the 2023 Proxy. There were no additional adjustments on utility ROE and utility adjusted net income for 2021.
Centuri Long-Term Incentives. In 2023, the former Centuri CEO received time-lapse RSUs and Performance Share Units as long-term incentive compensation. Mr. Daily was granted 20,617 time-lapse RSUs with a value of $1,275,750 with three-year cliff vesting on January 1, 2026, and 8,836 Performance Share Units with a value of $546,750 which vest on January 1, 2026, based on achievement of performance goals between January 1, 2023 to December 31, 2023. Both the time-lapse RSUs and Performance Share Units are subject to satisfaction of applicable vesting conditions. The number of time-lapse RSUs and Performance Share Units granted and their dollar value was determined based on the closing price of our Common Stock on the last trading day of 2022 ($61.88 per share).
The Performance Share Units granted in 2023 are earnable based upon the level of achievement of Centuri’s free cash flow over a one-year performance cycle beginning on January 1, 2023 and ending on December 31, 2023. The Committee chose a one-year performance cycle for these Centuri Performance Share Units in anticipation of the Centuri IPO, which is expected to take place during 2024. While the performance cycle for these awards is one year, vesting of the awards does not take place until January 1, 2026 and is subject to satisfaction of applicable vesting conditions. The Committee established the threshold, target and maximum performance levels for free cash flow, and the target level was based on Centuri’s business plan and budget, and took into account such factors as budgeted capital expenditures, expected growth within the markets that Centuri serves, competitive factors from other service providers and other business considerations embedded in
44 Southwest Gas Holdings 2024 Notice and Proxy

Centuri’s annual business planning process. The following table summarizes the financial performance levels and associated award earned:

Centuri Performance Level	Free Cash Flow	Percentage of Target Award Earned
Below Threshold	<$121,400,000	No award
Threshold	$121,400,000	50%
Target	$161,900,000	100%
Maximum	$194,300,000	200%
Linear interpolation will be used to compute the percentage of the target award earned. Awards under the plan are to be paid following the end of the three-year vesting period.
▪2021-2023 Performance Share Units/Cash and Non-Threshold Performance Share Units/Cash Vesting. The Performance Share Units/Cash and Non-Threshold Performance Share Units/Cash awards granted in 2021 to Mr. Daily were earnable based on the Centuri Enterprise Value (“EV”) achievement over the three-year performance period from 2021-2023. EV is a non-GAAP metric and is defined as EBITDA for Centuri multiplied by seven (the multiple determined by the Committee at the beginning of the performance period), minus Centuri’s net debt. Net debt is calculated as debt less cash and excludes leases recorded as debt under accounting rules. Debt includes the Company’s capital contribution made to Centuri, including during the period for the Linetec Services, LLC acquisition. EV results were adjusted to remove $7.5 million in costs associated with the Company’s strategic alternatives review process and severance expenses, and to remove $483.6 million, representing the negative impact on results due to the performance of Riggs Distler. Performance Share Units are 70% of the stock award, while Non-Threshold Performance Share Units are 30% of the stock award. On February 22, 2024, the Committee determined that for the 2021-2023 performance period, the payout was 59% of the target award level for Non-Threshold Performance Share Units/Cash, and there was no payout for the Performance Share Units/Cash, because cumulative EV growth was below the threshold level. The number of 2021-2023 Non-Threshold Performance Share Units that vested are included in the “Stock Vested During 2023” table and the cash portion of the 2021-2023 long-term incentives is included in the “Summary Compensation Table.”

CEO Realized Compensation
In evaluating Ms. Haller’s compensation for 2023, particularly her stock-based and cash-based incentive compensation, we believe it is important to consider, in addition to the information presented in the Summary Compensation Table, the value of the shares of Common Stock and the cash payments actually received by Ms. Haller in 2023.
The primary difference between the 2023 Realized Compensation Table below and the Summary Compensation Table is that the 2023 Realized Compensation Table shows the value of shares and amount of cash actually received in 2023, whereas the Summary Compensation Table shows the grant date fair value of stock-based awards granted in 2023 and the annual cash incentive relating to 2023, the latter of which was actually paid in 2024.
With respect to stock awards, SEC rules require that the grant date fair value of all stock awards be reported in the Summary Compensation Table in the year in which they were awarded. As a result, a significant portion of the total compensation amounts for 2023 reported in the Summary Compensation Table is based on the estimated value of stock awards when they are granted, rather than the value of the shares actually delivered upon vesting of the awards. By contrast, the 2023 Realized Compensation Table below reflects the value of the shares of Common Stock actually issued to Ms. Haller in 2023 in connection with the vesting of awards granted in prior years.
In addition, SEC rules require that non-equity incentive plan compensation be reported in the Summary Compensation Table in the year earned, regardless of when the amounts are actually paid. The 2023 Realized Compensation Table below includes the amount of the 2022 special bonus cash award paid to Ms. Haller in 2023, whereas the Summary Compensation Table shows the 2023 annual incentive award that was paid in the first quarter of 2024. As shown in the table below, Ms. Haller’s total realized compensation calculated in this manner was $2,112,638 for fiscal 2023, which was $3,328,417 less than the 2023 total direct compensation reported in the Summary Compensation Table.
Southwest Gas Holdings 2024 Notice and Proxy 45

2023 Realized Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Total Realized Compensation ($)	Difference Between Total Realized Compensation and Total Direct Compensation as Reported in Summary Compensation Table ($)
Karen S. Haller President and Chief Executive Officer	2023	874,796	500,000	737,842	—	2,112,638	3,328,417
(1)Amount shown in this column for stock awards was determined by multiplying the per-share closing price of Common Stock on the vesting date (January 4, 2023 for time-lapse RSUs and December 31, 2022 for Performance Share Units) by the number of shares issued pursuant to the awards in 2023. The amounts reflected include 7,232.591 shares of Common Stock issued in the first quarter of 2023 under time-lapse RSUs (30% of the time-lapse RSUs granted in 2020 and 2021, and 40% of the time-lapse RSUs granted in 2022), and 4,400.129 shares of Common Stock issued in the first quarter of 2023 under Performance Share Units granted in 2020 with a three-year performance period beginning in January 2020 and ending in December 2022.
(2)Amount shown in this column represents the special cash bonus earned for fiscal year 2022, which was paid to Ms. Haller in the first quarter of 2023. This special bonus was paid to recognize her effective leadership of the Company through a year of unprecedented change, as she implemented the Board’s strategic direction to simplify the Company’s business mix.
This information is supplemental to, and should be read in connection with and not in lieu of, the “Summary Compensation Table.”
Perquisites
The Company provides a limited number of perquisites to its executive officers. The NEOs are eligible to receive reimbursement for annual physical examinations and social club memberships. The Southwest Officers also are eligible to receive reimbursement once every three years to assist in financial and estate planning. The CEO of Centuri is eligible to receive a car allowance, personal use of the Centuri gasoline card, event tickets, life insurance, and reimbursement annually for financial planning, estate planning and tax preparation. Some NEOs did not use all of the perquisites for which they were eligible.
Retirement Benefits
Southwest Retirement Benefits. Four retirement benefit plans are available to the Southwest Officers. Two of the plans, the Retirement Plan for Employees of Southwest (“Retirement Plan”) and the Employee Investment Plan (“EIP”), both tax-qualified plans, are available to all Southwest employees. The Retirement Plan is no longer offered to Southwest employees who started with Southwest after December 31, 2021. Two additional plans are offered to officers, the Supplemental Executive Retirement Plan (“SERP”) and the Executive Deferral Plan (“EDP”). The SERP is no longer offered to officers who started with Southwest after December 31, 2021. These additional plans were established to attract and retain qualified executives and to address the dollar limitations imposed on the two tax-qualified plans.
▪Retirement Plan for Employees Hired on or Before December 31, 2021. Benefits under the Retirement Plan are based on (i) the executive’s years of service with the Company, up to a maximum of 30 years, and (ii) the average of the executive’s highest five consecutive years’ salaries, within the final 10 years of service, not to exceed an annual maximum compensation level of $330,000 (in 2023) established by the Internal Revenue Service.
▪SERP for Officers Hired on or Before December 31, 2021. The SERP is designed to supplement the benefits under the Retirement Plan to a level of 50 - 60% of salary. To qualify for benefits under the SERP, which is based on a 12-month average of the highest consecutive 36-months of salary, an executive is required to have reached (i) age 55, with 20 years of service with the Company, or (ii) age 65, with 10 years of service.
▪EIP. Southwest Officers may participate in the EIP and defer salary up to the maximum annual dollar amount permitted for 401(k) plans under the Internal Revenue Code. Investments of these deferrals are controlled by the individual executives from a selection of investment options offered through the EIP. There are no employer matching contributions for executive deferrals into the EIP, except for Mr. Stefani. Because Mr. Stefani is not eligible to participate in the Retirement Plan or the SERP, he receives a non-elective employer contribution of 3% of his salary and employer matching contributions on the first 7% of his EIP contributions.
46 Southwest Gas Holdings 2024 Notice and Proxy

▪EDP. The EDP supplements the deferral opportunities by permitting executives to defer up to 100% of their annual salary and non-equity incentive compensation. As part of the EDP, the Company provides matching contributions up to 3.5% of annual salary, which vest immediately. Amounts deferred and Company matching contributions bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate (“Bond Rate”). At retirement with five years of service with the Company, the Southwest Officers will receive EDP balances paid out at the election of the participant over a period of 10, 15 or 20 years, and will be credited during the applicable payment period with interest at 150% of the average of the Bond Rate on each January 1st for the five years prior to the start of retirement.
Centuri Retirement Benefits. Centuri maintains two plans which provide retirement benefits for the Centuri executives, including Mr. Daily: a 401(k) plan and a nonqualified deferred compensation plan, the Executive Deferred Compensation Plan (“EDCP”).
▪Centuri 401(k) Plan. Mr. Daily receives matching contributions from Centuri to his account in the Centuri 401(k) plan, consistent with all other employees participating in the plan. Centuri matches 100% of Mr. Daily’s pre-tax contributions up to the first 3% of his base salary and 50% on the next 4%. All matching contributions are subject to certain limits as determined by law.
▪EDCP. Under the nonqualified deferred compensation plan maintained by Centuri, certain employees, including Mr. Daily, are permitted to voluntarily defer receipt of up to 80% of base salary and up to 80% of other cash compensation. Employer matching contributions in the deferred compensation plan are equal to the first 5% of the salary compensation deferred by the employee under the plan. Matching contributions vest immediately. Participants may allocate deferred cash amounts among (i) a group of notional accounts that mirror the gains and/or losses of various investment alternatives that do not provide for above-market or preferential earnings and (ii) an account with returns based on Centuri’s financial performance (“LTCIP Fund”). Mr. Daily must invest at least 25% of his annual incentive compensation in the LTCIP Fund until he meets the established investment requirement of two times his base salary. LTCIP Fund investments grow or depreciate based on Centuri’s Company Growth rate. The maximum annual loss of the LTCIP Fund is negative 5% and the maximum annual gain is 20%.
Executive Agreements
Southwest Change in Control Agreements. The Company offers change in control agreements to the Southwest Officers to align their interests with stockholders and to retain and motivate high caliber executive talent. Providing change in control benefits is designed to reduce the reluctance of management to pursue potential change in control transactions that may be in the best interests of stockholders and helps ensure stability and continued performance during the potentially protracted process of merging with or acquiring entities subject to utility regulation. These change in control agreements do not include gross-up payments to reimburse the executive for certain excise taxes imposed under Internal Revenue Code Section 4999. Instead, the change in control agreements employ a “best net” approach whereby change in control benefits would be reduced if a reduced benefit would result in a greater after-tax benefit to the officer after the application of the excise taxes under Internal Revenue Code Section 4999.
The terms of the change in control agreements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end, are discussed in more detail under “Post-Termination Benefits” below.
Company and Southwest Chief Financial Officer Employment Agreement. The Company and Southwest are currently party to an employment agreement with Mr. Stefani (“Stefani Employment Agreement”). Mr. Stefani received a signing bonus for joining the Company and Southwest, but if his employment is terminated for a defined cause or Mr. Stefani leaves employment other than for a defined good reason before November 21, 2024, he must pay back his entire signing bonus. Under the terms of the Stefani Employment Agreement, Mr. Stefani is entitled to payments and benefits upon certain employment termination events in the absence of a change in control event for the Company. He also has a Change in Control Agreement, as discussed above, to provide payments and benefits in the event of termination following a change in control of the Company. The termination provisions of the Stefani Employment Agreement provide Mr. Stefani with a fixed amount of compensation upon termination as an incentive to forgo other opportunities in order to begin employment with the Company and Southwest during the time both companies were subject to a strategic alternatives review that could have resulted in a sale of either company shortly after his employment began. To receive termination benefits, Mr. Stefani agreed to execute a release of all claims against the Company. He is subject to
Southwest Gas Holdings 2024 Notice and Proxy 47

confidentiality and non-disparagement provisions that are perpetual. The Stefani Employment Agreement does not contain excise tax gross-up provisions.
More detailed discussion of the Stefani Employment Agreement, as well as an estimate of the compensation that would have been payable had various provisions been triggered as of fiscal year-end, are described in “Post-Termination Benefits” below.
Centuri CEO Employment and Separation Agreements. On December 13, 2023, the Company and Centuri entered into a Transition and Separation Letter Agreement (the “Daily Separation Agreement”) with Mr. Daily. Under the Daily Separation Agreement, Mr. Daily was entitled to a retention bonus of $2.2 million and certain benefits if he remained employed through the successful transition of his duties and responsibilities to a successor or if his employment were to be terminated earlier under certain scenarios described in the Daily Separation Agreement. At the time of entering into this agreement, we considered our need to retain Mr. Daily as the Centuri CEO until his successor was appointed. On January 12, 2024, William J. Fehrman began serving as the Centuri CEO and on January 31, 2024, and, pursuant to the Daily Separation Agreement, Mr. Daily’s employment terminated. The confidentiality, non-competition, non-disparagement and other restrictive covenants included in the employment agreement between Centuri and Mr. Daily, dated April 18, 2016 (the “Daily Employment Agreement”) remain in effect. Neither the Daily Separation Agreement nor the Daily Employment Agreement contain excise tax gross-up provisions.
More detailed discussion of the Daily Separation Agreement, as well as an estimate of the compensation that would have been payable had various provisions been triggered as of fiscal year-end, are described in “Post-Termination Benefits” below.

Directors and Officers Share Ownership Guidelines
In order to better align the interests of management and the Board with those of all stockholders, the Company has adopted Common Stock ownership guidelines for directors and officers.
Each non-employee director is required to retain at least five times the value of his or her annual cash retainer in Common Stock (or equivalents). Each non-employee director is required to fulfill the requirement within five years of being elected to the Board. All non-employee directors are currently in compliance with these guidelines.
Each Company officer and each officer of Southwest is required to accumulate Common Stock with a target value equal to a multiple of the officer’s base salary, ranging from one times base salary for vice presidents, three times base salary at the senior vice president level and above, and five times base salary for the Chief Executive Officer. If an officer has not yet reached the applicable target ownership requirement, he or she is required to retain a portion of the shares of Common Stock acquired from any stock option exercise or the vesting of restricted stock units or performance share units. The applicable retention rate is 75% for the Chief Executive Officer and 50% for all other officers. Qualified shares include Common Stock owned directly by the officer or his or her spouse, Common Stock held by the officer or his or her spouse in Southwest’s EIP or Dividend Reinvestment Plan and earned but unvested time-lapse RSUs and performance share units. The Centuri Chief Executive Officer is required to accumulate Common Stock with a target value equal to two times base salary. Certain senior officers of Centuri, including Centuri’s Chief Executive Officer, are required to defer cash compensation into a deferral plan account with returns based on Centuri’s financial performance.

Pledging, Hedging and Other Transactions in Company Securities
Our Insider Trading Policy, which applies to officers, directors and employees considered insiders, is designed to promote compliance with insider trading laws, rules and regulations, and any applicable NYSE listing standards, and expressly prohibits them from purchasing or selling our securities while in possession of material, non-public information, or otherwise using such information for their personal benefit. Our Insider Trading Policy prohibits directors and officers of the Company from pledging Company securities as collateral for a loan. Transactions by directors and officers in Company securities involving short sales, puts, calls or other derivative securities, on an exchange or in any other organized market, are prohibited. Directors and officers are also prohibited from entering into hedging, monetization transactions or similar arrangements involving Company securities. Directors and officers are prohibited from holding Company securities in margin accounts.
48 Southwest Gas Holdings 2024 Notice and Proxy

We believe these prohibitions ensure that levels of stock ownership in accordance with our stock ownership guidelines are effective in aligning each individual’s interests with those of our stockholders. Our Insider Trading Policy expressly discourages, but does not prohibit, other Company employees from engaging in any hedging or pledging transactions involving Company securities.

Policies and Practices Regarding Equity Grants
The Compensation Committee makes annual equity awards at approximately the same time each year. We do not have any program, plan, or obligation that requires us to grant equity awards on specified dates, although historically we have granted such awards to our existing executive officers and employees at least annually and to newly-hired employees upon the commencement of their employment. The Committee does not have a practice or policy of granting equity awards in anticipation of the release of material nonpublic information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs. Equity awards may occasionally be granted following a significant change in job responsibilities or to meet other special retention or performance objectives.

Clawback Policy
On August 2, 2023, the Board approved an updated clawback policy for executive officers, in compliance with NYSE rules and SEC regulations. The Company’s clawback policy allows the Company to recoup the value of any excess incentive compensation paid and granted, earned, or vested based on the attainment of performance conditions containing financial reporting measures, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The clawback policy covers any excess incentive compensation received during the three fiscal years preceding the date on which the Company is required to prepare such accounting restatement and covers, among other types of incentive compensation, time-based RSUs and Performance Share Units. The Company also has a separate clawback policy that is applicable to any employee who receives incentive compensation. Administration of the Company’s clawback policies is the responsibility of the Compensation Committee.
Southwest Gas Holdings 2024 Notice and Proxy 49

COMPENSATION COMMITTEE REPORT
As a part of the Committee’s duties, it is charged with the responsibility of producing a report on executive compensation for inclusion in the Annual Report on Form 10-K and this Proxy Statement. This report is based on the Committee’s review of the Compensation Discussion and Analysis and the discussion of its content with management.
This Compensation Committee Report shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.
The Committee, based on its review of the Compensation Discussion and Analysis and its discussions with management, recommended to the Board (and the Board has approved and directed) that this Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and this Proxy Statement.
Compensation Committee
Jane Lewis-Raymond (Chair)
E. Renae Conley
Anne L. Mariucci
Ruby Sharma
Andrew J. Teno
A. Randall Thoman
50 Southwest Gas Holdings 2024 Notice and Proxy

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table (2023, 2022 and 2021)
The following table includes information concerning compensation during 2023, 2022 and 2021 for the named executive officers, to whom we refer as the “NEOs.”

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(10)(11)(12)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(1)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)(8)	Total ($)
Karen S. Haller	2023	874,796	—	2,991,259	1,575,000	1,657,725	30,561	7,129,341
President and Chief Executive Officer	2022	745,497	500,000	2,921,572	—	145,812	42,917	4,355,798
	2021	494,301	—	789,542	411,765	329,860	41,075	2,066,543
Robert J. Stefani(9)	2023	560,548	—	1,061,074	563,500	3,482	87,828	2,276,432
Senior Vice President/Chief Financial Officer	2022	61,781	625,000	2,100,000	—	190	2,750	2,789,721
	2021	—	—	—	—	—	—	—
Paul M. Daily	2023	806,308	—	1,850,480	1,350,786	3,961	104,195	4,115,730
Former President and Chief Executive Officer, Centuri Group, Inc.	2022	786,000	—	2,240,353	65,026	—	102,067	3,193,446
	2021	755,231	—	1,220,797	1,554,192	5,603	96,883	3,632,706
Justin L. Brown(9)	2023	531,877	—	888,940	595,238	592,495	7,956	2,616,506
President, Southwest Gas Corporation	2022	459,759	224,025	319,567	142,913	11,735	14,677	1,172,676
	2021	—	—	—	—	—	—	—
Randall P. Gabe(9)	2023	394,040	—	354,107	345,774	474,034	8,603	1,576,558
Senior Vice President/Chief Administrative Officer, Southwest Gas Corporation	2022	—	—	—	—	—	—	—
	2021	—	—	—	—	—	—	—
(1)Amounts shown in this column include any amounts deferred by the NEOs into 401(k) and nonqualified deferral plans. For Ms. Haller, the increase in her salary between 2022 and 2023 resulted from her promotion to President and Chief Executive Officer of the Company.
(2)Amounts shown in this column represent the aggregate grant date fair value of awards of Performance Share Units, time-lapse RSUs, and Non-threshold Performance Share Units granted in 2021, 2022 and 2023. In each case, the amounts were determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 based on the Common Stock share price on the date of grant. The value ultimately realized by the NEO upon actual vesting of the awards may or may not be equal to this determined value. The assumptions used to calculate these amounts are included in “Note 9 - Share-Based Compensation” included in the footnotes to the consolidated financial statements in our 2023 Annual Report on Form 10-K. However, as required, the amounts shown in this column exclude the impact of estimated forfeitures. Performance Share Unit values were calculated based on the probable outcome of the performance conditions as of the grant date, which was determined to equal the target level of performance. For the Southwest Officers, Performance Share Units generally vest upon completion of a three-year performance period, with the amount that vests based on the achievement of certain company financial targets. For the 2021 and 2022 Performance Share Units, the amount that vests is also subject to modification based on relative total stockholder returns. For the 2021 and 2022 Performance Share Units, the final amount of Performance Share Units earned can range from 0% to a maximum of 195% (assuming the highest level of performance) of the amount of Performance Share Units granted. For the 2023 Performance Share Units, the final amount of Performance Share Units earned can range from 0% to 200% (assuming the highest level of performance) of the amount of Performance Share Units granted. Upon settlement, shares of Common Stock are issued for each earned Performance Share Unit. The value of Performance Share Units granted in 2023, assuming achievement of the highest level of performance for the three-year performance period ending December 31, 2025, and using the closing price of Common Stock as of the date of grant in accordance with ASC Topic 718, would be as follows: for Ms. Haller, $3,582,567; for Mr. Stefani, $1,273,250; for Mr. Brown, $1,066,728; and for Mr. Gabe, $354,110. The time-lapse RSUs vest in three annual installments of 40%, 30%, 30% respectively following the grant, assuming the NEO continues to meet the requirements for vesting. Award agreements for Performance Share Units and time-lapse RSUs give holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock, which dividends are reallocated into additional equity awards of the same type and with the same vesting schedule as the original award.
(3)For 2023, Mr. Daily was granted time-lapse RSUs with three-year cliff vesting on January 1, 2026, assuming he continues to meet the requirements for vesting, and Performance Share Units that vest on January 1, 2026, subject to achievement of the performance conditions and other vesting requirements. The 2023 Performance Share Units have a one-year performance cycle and vest three
Southwest Gas Holdings 2024 Notice and Proxy 51

years after they were granted, based upon the achievement of Centuri free cash flow during 2023. For 2022, Mr. Daily received time-lapse RSUs with three-year cliff vesting on December 31, 2024. For 2021, Mr. Daily was granted Performance Share Units and Non-Threshold Performance Share Units, with vesting dependent upon financial performance conditions measured over a three-year performance period ending December 31, 2023. The values of the 2021 Performance Share Units and Non-threshold Performance Share Units and the 2023 Performance Share Unit values were calculated based on the probable outcome of the performance conditions as of the grant date, which was determined to equal the target level of performance. The final amount of 2021 and 2023 Performance Share Units earned can range from 0% to a maximum of 200% (assuming the highest level of performance) of the amount of 2021 and 2023 Performance Share Units granted. The Non-threshold Performance Units vest three years after grant, assuming Mr. Daily continues to meet the requirements for vesting. The award of Non-threshold Performance Units is not subject to a threshold to generate payment, but they are impacted by the change in Centuri EV at the end of the performance period. Non-Threshold Performance Units are capped at 133.1% of the target award amount. Upon settlement, shares of Common Stock are issued for each earned Performance Share Unit and Non-Threshold Performance Share Unit. The value of Performance Share Units granted in 2023, assuming achievement of the highest level of performance for the one-year performance period ending December 31, 2023, and using the closing price of Common Stock as of the date of grant in accordance with ASC Topic 718, would be $1,110,288. Mr. Daily’s award agreements for Performance Share Units, Non-Threshold Performance Share Units, and time-lapse RSUs give him the right to receive dividend equivalent payments as and when dividends are paid on Common Stock, which dividends are reallocated into additional equity awards of the same type and with the same vesting schedule as the original award.
(4)Amounts shown in this column represent the annual incentive cash awards paid in 2022, 2023 and 2024 for services performed in 2021, 2022 and 2023, respectively. For Mr. Daily, the amounts shown in this column also include the cash portion of his long-term incentive awards for the performance periods beginning in 2021, 2020 and 2019 and paid in 2024, 2023 and 2022, respectively. Mr. Daily’s 2023 annual incentive cash award amount was $1,260,338, and his long-term incentive cash award amount for the three-year performance period beginning in 2021 was $90,448.
(5)The aggregate change in the actuarial present value of the Southwest Officers’ accumulated benefit under the Retirement Plan and the SERP for 2023 and the above-market interest (in excess of 120% of the applicable federal long-term rate with compounding) earned by NEOs on executive deferral plan balances for 2023 are as follows:

	Increase in Pension Values ($)	Above-Market Interest ($)
Ms. Haller	1,591,491	66,234
Mr. Stefani	N/A	3,482
Mr. Daily	N/A	3,961
Mr. Brown	578,006	14,489
Mr. Gabe	439,331	34,703
No amounts are payable from the pension plans before a participant attains age 55 and experiences a separation in service from the Company.
(6)Employer contributions under the EDP for Southwest Officers, the EIP for Mr. Stefani and Centuri’s 401(k) and nonqualified deferral plan for Mr. Daily in 2023 were as follows:

Employer Contributions ($)
Ms. Haller	30,561
Mr. Stefani	52,292
Mr. Daily	58,394
Mr. Brown	7,956
Mr. Gabe	8,603
Centuri matches 100% of Mr. Daily’s pre-tax contributions up to the first 3% of his base salary under its 401(k) plan. Thereafter, Centuri matches 50% of Mr. Daily’s pre-tax contributions up to the next 4% of his base salary. All matching contributions are subject to certain limits as determined by law, and Mr. Daily received $16,518 of matching contributions in the 401(k). Employer matching contributions in Centuri’s nonqualified deferral plan are equal to the first 5% of the salary compensation deferred under the plan, and Mr. Daily received $41,876 of matching contributions in the nonqualified deferral plan. Matching contributions to Southwest Officers under the EDP equal 50% of the amount deferred by each officer up to 3.5% of the officer’s respective annual salary. Since he is not eligible for the Retirement Plan, Mr. Stefani receives a non-elective employer contribution of 3% of his salary to his EIP account and 100% employer matching contributions on the first 7% of his EIP contributions. In 2023, Mr. Stefani received $32,705 in Company-paid non-elective contributions to his EIP account and $19,587 in matching contributions to his EDP account.
(7)The aggregate incremental costs of the perquisites and personal benefits to the NEOs are based on the cost to the Company. In 2023, Southwest did not provide a car allowance to the Southwest Officers, and the total amount of perquisites and personal benefits for the Southwest Officers was less than $10,000 each. The perquisites and personal benefits for Mr. Daily, by type and amount, for 2023 are as follows:

	Car Allowance ($)	Club Dues ($)	Physicals ($)	Financial Planning ($)	Life Insurance ($)
Mr. Daily	31,200	4,824	2,079	—	7,698
52 Southwest Gas Holdings 2024 Notice and Proxy

(8)For Mr. Stefani, amounts in this column include $35,537 for relocation expense reimbursement as described in the Stefani Employment Agreement.
(9)Mr. Stefani began employment with the Company as Chief Financial Officer in 2022, so he has no compensation to report for 2021. Mr. Brown became an NEO in 2022, so he has no compensation to report for 2021. Mr. Gabe became an NEO in 2023, so he has no compensation to report for 2021 and 2022.
(10)For Ms. Haller, amount in this column for 2022 relates to a special bonus to recognize her effective leadership of the Company through a year of unprecedented change, as she implemented the Board’s strategic direction to simplify the Company’s business mix to maximize stockholder value.
(11)For Mr. Stefani, amount in this column for 2022 relates to the signing bonus he earned when he began employment with the Company.
(12)For Mr. Brown, amount in this column for 2022 relates to his portion of the discretionary bonus pool approved by the Board to recognize employees in 2022 for implementing transformational changes to streamline the Company’s business mix, all while keeping customer service and employee experience at exceptionally high levels.

Grants of Plan-Based Awards (2023)
The following table sets forth information regarding each grant of an award made under our incentive plans to our NEOs during the fiscal year ended December 31, 2023.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Karen S. Haller		Annual Cash	562,500	1,125,000	2,250,000	—	—	—	—	—
	March 29, 2023	Performance Share Units	—	—	—	14,255	28,510	57,020	—	1,791,283
	March 29, 2023	Time-Lapse RSUs	—	—	—	—	—	—	19,099	1,199,976
Robert J. Stefani		Annual Cash	201,250	402,500	805,000	—	—	—	—	—
	March 29, 2023	Performance Share Units	—	—	—	5,066	10,133	20,265	—	636,656
	March 29, 2023	Time-Lapse RSUs	—	—	—	—	—	—	6,755	424,417
Paul M. Daily		Annual Cash	579,150	891,000	1,514,701	—	—	—	—	—
	March 29, 2023	Performance Share Units	—	—	—	4,418	8,836	17,671		555,144
	March 29, 2023	Time-Lapse RSUs	—	—	—	—	—	—	20,617	1,295,336
Justin L. Brown		Annual Cash	208,125	416,250	832,500	—	—	—	—	—
	March 29, 2023	Performance Share Units	—	—	—	4,245	8,489	16,978	—	533,364
	March 29, 2023	Time-Lapse RSUs	—	—	—	—	—	—	5,659	355,576
Randall P. Gabe		Annual Cash	120,900	241,800	483,600	—	—	—	—	—
	March 29, 2023	Performance Share Units	—	—	—	1,409	2,818	5,636	—	177,055
	March 29, 2023	Time-Lapse RSUs	—	—	—	—	—	—	2,818	177,052
(1)The amounts reflect the threshold, target and maximum amounts which could have been earned under the annual cash component of our incentive compensation program. The actual amounts received by the NEOs for 2023 performance under the program are set forth under the “Non-Equity Incentive Plan Compensation” column in the “Summary Compensation Table.” Annual cash incentives are described in further detail under “Executive Compensation - Compensation Discussion and Analysis - Incentive Compensation - Annual Incentive Compensation.”
(2)Amounts shown are rounded to the nearest share. For the Southwest Officers, the amounts shown represent the threshold, target and maximum number of shares of Common Stock that could be earned with respect to Performance Share Units granted in 2023 under the long-term performance component of our incentive compensation program. The number of Performance Share Units that will become earned and vested, and the resulting number of shares of Common Stock to be issued, will be determined after completion of the three-year performance period ending December 31, 2025, and the number of shares can range from 50% at threshold to a maximum of 200% of the target number. For Mr. Daily, the actual number of Performance Share Units earned for the one-year performance period ending on December 31, 2023 is 13,236, and the earned Performance Share Units will cliff vest three years after they were granted, assuming all vesting conditions are met.
(3)Amounts shown are rounded to the nearest share. For the Southwest Officers, the amounts shown represent the number of time-lapse RSUs that were granted in 2023 under the long-term component of our incentive compensation program. For the Southwest Officers, the time-lapse RSUs awarded vest over three years, 40% at the end of the first year and 30% at the end of each of the second and third years, assuming the NEO continues to meet the requirements for vesting, and the initial vesting occurred in the first quarter of
Southwest Gas Holdings 2024 Notice and Proxy 53

2024. For further details regarding the long-term components of our incentive compensation program, see “Executive Compensation - Compensation Discussion and Analysis - Incentive Compensation - Long-Term Incentive Compensation.” For Mr. Daily, the amounts shown represent the number of time-lapse RSUs that were granted in 2023 under the long-term component of Centuri’s incentive compensation program. The time-lapse RSUs will cliff vest on January 1, 2026, assuming Mr. Daily continues to meet the requirements for vesting. For further details regarding the long-term components of Southwest’s and Centuri’s incentive compensation programs, see “Executive Compensation - Compensation Discussion and Analysis - Incentive Compensation - Long-Term Incentive Compensation.”
(4)The amounts shown reflect the aggregate grant date fair value (based on the closing price of Common Stock on March 29, 2023) of time-lapse RSUs or Performance Share Units granted on March 29, 2023 calculated in accordance with FASB ASC Topic 718. With respect to the Performance Share Units, the amounts represent the grant date fair value assuming performance is achieved at target level.

Outstanding Equity Awards at Fiscal Year-End 2023
The following table sets forth information regarding unvested time-lapse RSUs and Performance Share Units for each of the NEOs, outstanding as of December 31, 2023, and assuming target performance.

	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Karen S. Haller	29,208	1,850,351	61,408	3,890,185
Robert J. Stefani	28,543	1,808,198	10,558	668,833
Paul M. Daily	62,437	3,955,379	—	—
Justin L. Brown	7,471	473,306	12,228	774,613
Randall P. Gabe	3,952	250,384	3,996	253,150
(1)There were no securities underlying either unexercised stock options, which were exercisable or unexercisable, or unexercised unearned options granted under any equity incentive plan at the end of fiscal 2023. Share and unit values have been rounded to the nearest share or unit.
(2)For the Southwest Officers, represents time-lapse RSUs, which vest in annual installments over three years following the grant, assuming the NEO continues to meet the requirements for vesting, as reflected in the following tables. The 2023 time-lapse RSU grants reflected in the table below include amounts discussed in footnote (3) to the “Grants of Plan-Based Awards (2023)” table.
For the Southwest Officers, outstanding time-lapse RSUs granted in 2021, 2022 and 2023 vest over three years, 40% at the end of the first year and 30% at the end of each of the second and third years. The time-lapse RSUs granted in 2022 to Mr. Stefani vest according to the schedule listed below, and the time-lapse RSUs granted to Mr. Stefani in 2023 vest according to the same schedule as the other Southwest Officers.
For Mr. Daily, the amount in this column includes 27,164 time-lapse RSUs that will cliff vest on December 31, 2024, 21,482 time-lapse RSUs that will cliff vest on January 1, 2026 and 13,791 Performance Share Units that have been earned under the Performance Share Units granted to him in 2023 as a result of achieving the performance conditions during the one-year performance cycle ending on December 31, 2023, which remain subject to time-based vesting conditions and will cliff vest on January 1, 2026, assuming all vesting conditions are met.
All time-lapse RSUs and Performance Share Units granted to the NEOs give the holders the right to receive dividend equivalent payments as and when dividends are paid on Common Stock, which dividends are reallocated into additional equity awards of the same type and with the same vesting schedule as the original award. Vesting for NEOs other than Mr. Daily is as follows:
54 Southwest Gas Holdings 2024 Notice and Proxy

	Grant Year	Vests January 2024 (#)	Vests November 2024 (#)	Vests January 2025 (#)	Vests November 2025 (#)	Vests January 2026 (#)
Ms. Haller	2023	7,960	—	5,970	—	5,970
	2022	4,065	—	4,065		—
	2021	1,179	—	—	—	—
Mr. Stefani	2023	2,815	—	2,112	—	2,112
	2022	—	10,752	—	10,752	—
	2021	—	—	—	—	—
Mr. Brown	2023	2,359	—	1,769	—	1,769
	2022	517	—	517	—	—
	2021	540	—	—	—	—
Mr. Gabe	2023	1,174	—	881	—	881
	2022	327	—	327	—	—
	2021	362	—	—	—	—
Vesting provisions of time-lapse RSUs following certain termination events are discussed below under “Post-Termination Benefits.”
(3)The market value of Common Stock was $63.35 per share, the closing price on the last trading day of 2023.
(4)For the Southwest Officers, represents Performance Share Units awarded for the performance periods beginning January 1, 2022 and January 1, 2023. See footnote (2) to the “Grants of Plan-Based Awards (2023)” table and “Post-Termination Benefits” for a discussion of the vesting terms of our Performance Share Units. Assuming achievement of target level performance, the number of Performance Share Units indicated (plus accumulated dividend equivalents) will vest following the three-year performance period ending December 31, 2024 for awards granted in 2022, and December 31, 2025 for awards granted in 2023, subject to meeting all vesting requirements.

Stock Vested During 2023
The number of shares of Common Stock underlying Performance Share Units, Non-Threshold Performance Share Units and time-lapse RSUs that vested during 2023 and the value realized on vesting (the market price at vesting) are shown in the following table. There were no options to purchase Common Stock outstanding during 2023.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)
Karen S. Haller	11,071	708,710
Robert J. Stefani(1)	10,643	630,375
Paul M. Daily	3,674	232,745
Justin L. Brown	6,278	399,346
Randall P. Gabe	2,502	159,481
(1)    The stock awards for Mr. Stefani include shares of Common Stock underlying time-lapse RSUs vested according to the schedule contained in his 2022 Employment Agreement.
(2)    Amounts in this column are rounded to the nearest share.

Pension Benefits
We offer two defined benefit retirement plans to the Southwest Officers. They include the Retirement Plan, which is available to all employees of Southwest who were hired before January 1, 2022, and the SERP, which is available to officers of Southwest who were hired before January 1, 2022.
Benefits under the Retirement Plan are based on each Southwest Officer’s (i) years of service with Southwest, up to a maximum of 30 years, and (ii) highest average annual salary over a period of five consecutive years within the final 10 years of service, not to exceed an annual maximum compensation level of $330,000 (in 2023) established by the Internal Revenue Service. Vesting in the Retirement Plan occurs after five years of service with Southwest.
The SERP is designed to supplement the benefits under the Retirement Plan to a level of 50-60% of salary. The salary used for the SERP calculation is based on the 12-month average of the highest consecutive 36 months
Southwest Gas Holdings 2024 Notice and Proxy 55

of salary at the time of retirement. Vesting in the SERP occurs at age 55, with 20 years of service, or at age 65 with 10 years of service with Southwest.
Upon retirement, the plans will provide a lifetime annuity to the Southwest Officers, with a 50% survivor benefit to their spouses and an option to choose a 75% survivor benefit to their spouses. No lump sum payments are permitted under the plans except when the amount is less than $5,000.
Ms. Haller is vested in both plans and would receive full benefits if she were to retire as of the date of this Proxy Statement. Messrs. Brown and Gabe are vested only in the Retirement Plan and, if both left the Company as of the date of this Proxy Statement, their accrued benefit under the Retirement Plan would be reduced by 58.56%, assuming benefits commenced at age 55. Mr. Brown would also receive a limited benefit under the SERP of $17,272 annually. Mr. Gabe would also receive a limited benefit under the SERP of $5,767 annually. Mr. Stefani joined the Company after January 1, 2022 and is therefore not eligible for a benefit from either the Retirement Plan or the SERP.
Pension Benefits as of December 31, 2023
The following table sets forth the number of years of credited service and present value of accumulated benefits as of December 31, 2023, and payments received during the last fiscal year, under both the Retirement Plan and the SERP for each NEO.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Karen S. Haller	Retirement Plan	26	2,003,917	—
	SERP	26	4,200,616	—
Robert J. Stefani	N/A	N/A	N/A	N/A
Paul M. Daily	N/A	N/A	N/A	N/A
Justin L. Brown	Retirement Plan	18	828,787	—
	SERP	18	1,615,445	—
Randall P. Gabe	Retirement Plan	26	1,346,304	—
	SERP	26	718,381	—
(1)The valuation method and all material assumptions applied in quantifying the present value of the accrued benefits are described in “Note 11 - Pension and Other Postretirement Benefits” included in the footnotes to the consolidated financial statements in our 2023 Annual Report on Form 10-K.

Nonqualified Deferred Compensation (2023)
We maintain nonqualified deferred compensation plans under which our NEOs are permitted to defer base salary and other cash compensation. These plans are described in detail under “Executive Compensation - Compensation Discussion and Analysis - Retirement Benefits.” The following table describes the nonqualified deferred compensation activity for each of our NEOs during fiscal year 2023.

Name	Executive Contributions in Last Fiscal Year($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(3)
Karen S. Haller	68,536	30,561	155,032	—	2,308,893
Robert J. Stefani	39,173	19,587	5,112	—	68,513
Paul M. Daily	197,204	41,876	96,451	—	3,673,107
Justin L. Brown	15,912	7,956	33,814	—	503,493
Randall P. Gabe	17,205	8,603	82,224	—	1,213,435
(1)Amounts shown in this column are included in the “Salary” and “Non-Equity Incentive Compensation” columns of the “Summary Compensation Table.”
56 Southwest Gas Holdings 2024 Notice and Proxy

(2)Deferred compensation earnings, which were above-market, and Company contributions are also reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” and the “All Other Compensation” columns, respectively, of the “Summary Compensation Table.” Those amounts for the NEOs are as follows:

	Above-Market Interest ($)	Company Contributions ($)	Total ($)
Ms. Haller	66,234	30,561	96,795
Mr. Stefani	3,482	19,587	23,069
Mr. Daily	3,961	41,876	45,837
Mr. Brown	14,489	7,956	22,445
Mr. Gabe	34,703	8,603	43,306
(3)The amounts reported in this column that were previously reported as compensation to the NEOs in the Summary Compensation Table for previous years are as follows:

	2021 ($)	2022 ($)	2023 ($)
Ms. Haller	120,737	290,519	165,331
Mr. Stefani*	—	4,633	62,242
Mr. Daily	495,468	582,731	243,041
Mr. Brown*	—	76,716	38,357
Mr. Gabe*	—	—	60,511
*Messrs. Stefani and Brown became NEOs in 2022, so 2021 values are not reported. Mr. Gabe became an NEO in 2023, so 2021 and 2022 values are not reported.

Post-Termination Benefits
Each Southwest Officer has a change in control agreement, which provides benefits upon certain termination events following a change in control. The Company and Southwest are parties to an employment agreement with Mr. Stefani that provides benefits upon certain termination events not involving a change in control. The Company and Centuri entered into the Daily Separation Agreement with Mr. Daily on December 13, 2023, pursuant to which he became entitled to a retention bonus of $2.2 million and certain additional benefits if he remained employed through the successful transition of his duties and responsibilities to a new Centuri Chief Executive Officer or if his employment were to be terminated earlier under certain scenarios described in the Daily Separation Agreement. Incentive programs for the NEOs also provide for vesting of awards upon the occurrence of specified termination events in the absence of a change in control. Regardless of the manner in which an NEO’s employment is terminated, the officer is entitled to receive the amount of any accrued but unpaid base salary, amounts contributed (or otherwise vested) under 401(k) or nonqualified deferral plans, and amounts accrued and vested through Southwest’s Retirement Plan and SERP.
Following a Change in Control for Southwest Officers
The Southwest Officers’ change in control agreements are triggered by certain termination events following a change in control of either the Company or Southwest. For Southwest Officers, covered termination events include (i) the termination of employment by the employer without cause and (ii) termination by the employee as a result of a significant reduction in duties, responsibilities or compensation or a change in location. If a termination event occurs within two years after a change in control (for Ms. Haller and Mr. Stefani, or within two years prior to a change in control) (collectively referred to as a “Double Trigger Event”), the affected NEOs would receive the following benefits (as applicable):
▪Salary for three years for our CEO and two and one-half years for all other Southwest Officers;
▪Annual incentive compensation (at target level) for three years for our CEO and two and one-half years for all other Southwest Officers;
▪Welfare benefits including the cost of medical, dental, disability, and life insurance coverage under the current employer plans (for three years for our CEO and two and one-half years for all other Southwest Officers);
▪Vesting of unvested time-lapse RSUs and vesting of Performance Share Units;
▪Additional credit that may affect eligibility, vesting and the calculation of benefits under the SERP; and
▪Outplacement services of up to $30,000.
Southwest Gas Holdings 2024 Notice and Proxy 57

A change in control with respect to the Company includes: approval by the stockholders of the Company of the dissolution or liquidation of the Company; a merger or similar transaction resulting in more than a 50% change of ownership of the Company; a sale of substantially all of the Company’s business and/or assets to a person or entity that is not a subsidiary of the Company; acquisition by one person or a group of persons of at least 30% of the combined voting power of the Company; and during any two year period replacement of at least 50% of the directors unless the election of each new director was approved by a vote of at least three-fourths of the directors then still in office who were directors at the beginning of such period. Any of the foregoing events with respect to Southwest constitutes a change in control of Southwest, and any of the foregoing events with respect to Centuri constitutes a change in control of Centuri.
Pursuant to their change in control agreements, Southwest Officers agreed not to publicly disparage the Company. In addition, severance payable under the agreements is subject to the Southwest Officers’ execution of a release of claims against the Company, which includes a covenant prohibiting disclosure of the Company’s confidential information. Mr. Stefani’s employment agreement also contains confidentiality, non-disparagement and release of claims provisions.
In addition to benefits provided under the change in control agreements, Performance Share Unit and time-lapse RSU awards provide for vesting of awards following a change in control (as described in footnote (1) to the following table).
Under the assumption that a Double Trigger Event occurred on December 31, 2023, based on the terms of the change in control agreements for the Southwest Officers, it is estimated that the NEOs would have received the compensation presented in the following table. Equity awards held by the Southwest Officers are not subject to automatic accelerated vesting upon a change in control.

Name	Salary ($)	Incentive Compensation ($)	Welfare Benefits ($)	Stock Acceleration ($)(1)	Outplacement Services ($)	Additional SERP Benefits ($)(2)	Total ($)
Karen S. Haller	2,700,000	3,375,000	64,140	3,816,511	30,000	—	9,985,651
Robert J. Stefani	1,437,500	1,006,250	64,147	2,031,142	30,000	N/A	4,569,039
Justin L. Brown	1,387,500	1,040,625	64,024	802,932	30,000	1,355,959	4,681,040
Randall P. Gabe	1,007,500	604,500	61,366	357,147	30,000	1,511,642	3,572,155
(1)All time-lapse RSUs of the Southwest Officers would vest upon a Double Trigger Event. A pro rata portion of the target number of Performance Share Units based on the number of months of service relative to the 2022-2024 and 2023-2025 three-year performance periods would vest upon a Double Trigger Event. The value of Performance Share Units and time-lapse RSUs set forth above is based on the closing price of Common Stock on the last trading day of 2023 ($63.35).
(2)Additional SERP benefits are shown on a present value basis, using the valuation method and all material assumptions described in “Note 11 - Pension and Other Postretirement Benefits” included in the footnotes to the consolidated financial statements in our 2023 Annual Report on Form 10-K.
Absent a Change in Control for Southwest Officers
Incentive programs for the Southwest Officers and Mr. Stefani’s employment agreement provide for vesting of awards upon the occurrence of specified termination events in the absence of a change in control.
▪Annual Incentive Plan. Southwest’s annual cash incentive plan states that if employment terminates as a result of death or disability, or when the officer is eligible for retirement under our Retirement Plan, the officer will receive a prorated incentive plan payout for the portion of the performance period that the officer was employed. As of December 31, 2023, Ms. Haller was age 55 or older and eligible for retirement, but Messrs. Stefani, Brown and Gabe were not. Accordingly, if Ms. Haller had terminated employment on December 31, 2023, as a result of retirement, or if any Southwest Officer had terminated employment on December 31, 2023 as a result of death, disability, or any other reason, the officer would have been entitled to receive a full incentive plan award because December 31, 2023 was the final day of the applicable performance period. The values for these payouts are set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
▪Time-Lapse RSUs. As of December 31, 2023, each Southwest Officer held unvested time-lapse RSUs. The respective award agreements generally require the officer to be employed by us on the applicable vesting dates to receive the awarded shares, but if employment terminates earlier as a result of death or disability, or when the officer is eligible for retirement under our Retirement Plan, the officer will receive all of the unvested shares. Accordingly, if Ms. Haller had terminated employment on December 31, 2023 as a result
58 Southwest Gas Holdings 2024 Notice and Proxy

of retirement, or if any Southwest Officer had terminated employment on December 31, 2023, as a result of death or disability, the value of the time-lapse RSUs, based on a stock price of $63.35 per share (the closing price of Common Stock on the last trading day of 2023), that the officer would have been entitled to is: for Ms. Haller, $1,850,351; for Mr. Stefani, $1,808,198; for Mr. Brown, $473,306; and for Mr. Gabe, $250,384.
▪Performance Share Units. As described above under “Grants of Plan-Based Awards (2023),” we granted Performance Share Unit awards to the Southwest Officers in March 2023 under which shares of Common Stock (plus accumulated dividend equivalents) will be issued to them based on Company performance from 2023 through 2025. The award agreements generally require the officer to be employed by us on the last day of the performance period to receive an award payout, but if employment terminates earlier as a result of death, disability, or retirement after reaching age 55, the officer will be entitled to a prorated award payout. In the case of disability or death, a pro rata portion of the target number of Performance Share Units would be paid promptly. Following retirement, an officer would receive a payout at the end of the applicable performance period based on the Company’s actual performance against the performance goals. If any Southwest Officer had terminated employment on December 31, 2023, as a result of death or disability or, for Ms. Haller, retirement, his or her award for the performance period from 2023 through 2025 would have been reduced to one-third of the original award reflecting employment for one year of the three-year performance period. Additionally, the Southwest Officers were granted Performance Share Units in February 2022 under which shares of Common Stock (plus accumulated dividend equivalents) will be issued to them based on Company performance from 2022 through 2024. Assuming termination of employment as described above, the award for the performance period from 2022 through 2024 would have been reduced to two-thirds of the original award reflecting employment for two years of the three-year performance period. The value of the prorated award payouts for both tranches of Performance Share Units, based on a stock price of $63.35 per share (which was the closing price of Common Stock on the last trading day of 2023), for each Southwest Officer is: for Ms. Haller, $1,966,160; for Mr. Stefani, $222,944; for Mr. Brown, $329,626; and for Mr. Gabe, $106,763. For purposes of the retirement scenario, whereby pro rata payouts would occur based on actual performance at the end of the three-year performance period, the above amounts assume achievement of target performance and do not include any estimated amounts for accumulated dividend equivalents.
▪Stefani Employment Agreement. In the event Mr. Stefani’s employment is involuntarily terminated other than for cause before November 21, 2025, Mr. Stefani would receive a termination benefit of 1.5 times his base salary and 100% of the target value of the annual cash incentive award. If such termination of employment had occurred on December 31, 2023, Mr. Stefani would have been entitled to $1,265,000.
Daily Separation Agreement
On December 13, 2023, the Company and Centuri entered into the Daily Separation Agreement with Mr. Daily. The Daily Separation Agreement provides for a retention bonus and additional benefits if he remained employed with Centuri through the successful transition of his duties and responsibilities to a successor or if his employment were to be terminated earlier (a) by the Company or Centuri without cause or due to his disability, (b) by Mr. Daily for “good reason” within 24 months following a change in control of the Company or Centuri, (c) due to Mr. Daily’s death, or (d) by Mr. Daily, with or without “good reason” in calendar year 2025, provided that an event constituting “cause” does not then exist. The payments and benefits provided for under the Daily Separation Agreement included:
▪a $2,200,000 retention bonus;
▪continued COBRA coverage or reimbursement of the premiums for Mr. Daily and his covered dependents until the earliest of (i) July 1, 2025, (ii) the date Mr. Daily becomes eligible for health insurance coverage from a new employer or self-employment, or (iii) the date Mr. Daily is no longer eligible to continue coverage under COBRA;
▪a prorated short-term incentive award for the year of termination based on the number of full months employed; and
▪“retirement” eligibility for purposes of his time-lapse RSUs and Performance Share Units.

The Daily Employment Agreement, which remains effective, except for the severance provisions contained therein, contains non-compete and non-solicitation provisions, which apply during his employment and for a
Southwest Gas Holdings 2024 Notice and Proxy 59

period of two years after his employment ends, as well as confidentiality and non-disparagement provisions. Mr. Daily’s severance payments are also subject to a release of claims against the Company and Centuri.
Mr. Daily remained employed through the successful transitioning of duties to William J. Fehrman and, pursuant to the terms of the Separation Agreement, Mr. Daily’s employment terminated on January 31, 2024 and he became entitled to the amounts described above. Mr. Daily’s equity awards were not subject to automatic accelerated vesting upon a change in control. In accordance with SEC rules, the following table reflects the amounts Mr. Daily would have been entitled to assuming a triggering event occurred on December 31, 2023 for the reasons set forth in the left column:

Reason	Retention Bonus ($)	Incentive Compensation ($)(1)	Welfare Benefits ($)(2)	Stock Acceleration ($)(3)(4)	Total ($)
Termination for Cause	—	—	—	—	—
Termination Due to Death or Disability	2,200,000	1,260,338	26,198	3,091,320	6,577,856
Termination Without Cause Following a Change in Control	2,200,000	1,260,338	26,198	3,664,931	7,151,467
Termination Without Cause in the Absence of a Change in Control	2,200,000	1,260,338	26,198	1,892,071	5,378,607
Termination by Mr. Daily for Good Reason Following a Change in Control	2,200,000	1,260,338	26,198	3,091,320	6,577,856
Termination by Mr. Daily for Good Reason in the Absence of a Change in Control	—	—	—	1,892,071	1,892,071
Termination without Good Reason/Retirement(5)	—	1,260,338	—	1,892,071	3,152,409
(1)     Since December 31, 2023 was the final day of the applicable performance period, Mr. Daily would have received the full value of his 2023 short-term incentive award as set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
(2)     Assuming COBRA coverage is provided through July 1, 2025, the total value of such COBRA coverage would be $26,198.
(3)     With respect to time-lapse RSUs granted in 2022, a pro-rata portion would become vested upon a termination by the Company without cause in the absence of a change in control, due to death, disability, or retirement, and 100% would vest upon a termination without cause within 6 months following a change in control. With respect to time-lapse RSUs granted in 2023, 100% would vest upon a termination due to death, disability, a termination without cause within 6 months following a change in control or a resignation with good reason within 6 months following a change in control, and a pro-rata portion would become vested upon a retirement, termination without cause in the absence of a change in control, termination without cause after 6 months following a change in control or for good reason after 6 months following a change in control. If proration applies, the number of shares that would vest is determined by multiplying the ratio of actual months of service in the three-year cliff-vesting period by the number of time-lapse RSUs granted. Since Mr. Daily was retirement eligible as of December 31, 2023, had Mr. Daily resigned for good reason, the greater of benefits received upon retirement or resignation for good reason would apply with respect to his time-lapse RSUs if he resigns for or without good reason. The values of the time-lapse RSUs were calculated based on a stock price of $63.35 per share (the closing price of Common Stock on the last trading day of 2023). The amount in the table above includes dividend equivalents on the time-lapse RSUs.
(4)     With respect to Performance Share Units granted in 2023, if a qualifying termination occurs during the performance cycle, a pro-rata portion would vest based on target level of performance upon a termination due to death, disability, a termination by the Company or Centuri without cause within 6 months following a change in control or a resignation for good reason within 6 months following a change in control, and a pro-rata portion would vest based on actual level of performance upon a retirement, a termination by the Company or Centuri without cause after 6 months following a change in control or a resignation for good reason after 6 months following a change in control. If proration applies, the number of shares that would vest is determined by multiplying the ratio of actual months of service in the applicable three-year performance period, except that, for 2023 Performance Share Units, if the termination is due to death, disability, or a termination without cause or a resignation for good reason within 6 months following a change in control, the performance period is deemed to be 12 months. Since Mr. Daily was retirement eligible as of December 31, 2023, had Mr. Daily resigned for good reason, the greater of benefits received upon retirement or resignation for good reason would apply. The value of the Performance Share Units was calculated based on a stock price of $63.35 per share (the closing price of Common Stock on the last trading day of 2023). The amount in the table above includes dividend equivalents on the Performance Share Units.
(5)    Since Mr. Daily was retirement eligible on December 31, 2023, he would be entitled to the same benefits upon retirement or resignation without good reason.

60 Southwest Gas Holdings 2024 Notice and Proxy

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K of the Exchange Act, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of Ms. Karen S. Haller, our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. For 2023, our last completed fiscal year:
▪The median annual total compensation as described below, of all employees of the Company and its consolidated subsidiaries (other than our CEO) was $113,533; and
▪The annual total compensation of our CEO as listed in the Summary Compensation Table was $7,129,341, and for purposes of the pay ratio calculation, $17,093 for the employer paid portion of our CEO’s and eligible dependents’ health care, disability and life insurance benefits was added, for a total of $7,146,434.
▪Based on this information, for 2023 the ratio of the annual total compensation as described below, of Ms. Haller, our CEO and President, to the median annual total compensation of all employees, as determined pursuant to Item 402(u) of Regulation S-K, was 63 to 1, which is a reasonable estimate calculated consistent with applicable rules.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
▪Given the distribution of our employee population between the United States and Canada and our business segments, we use a variety of pay elements to structure the compensation arrangements of our employees. Consequently, for purposes of measuring the compensation of the employees, we selected elements of compensation that represent “base salary” (compensation paid at the normal hourly rate, excluding overtime, for hourly employees, and base cash salary for salaried employees) as the most appropriate measure of compensation to reflect annual compensation of our employees. Such compensation elements represent the fixed portion of each employee’s compensation arrangements and are paid without regard to our financial or operational performance or individual employee workloads in a given year. This compensation measure was consistently applied to all of our employees.
▪We identified the median employee as of December 31, 2022. For 2023, the median employee is the same as in 2022 because there were no changes to our employee population or the 2022 median employee’s compensation arrangements that would significantly impact the pay ratio. All of our employees are located in either the United States or Canada and our CEO is based in the United States. Therefore, we did not make any cost-of-living adjustments in identifying the “median employee.”
▪Because the number of our Canadian employees was less than 5% of the total number of employees, the Canadian employees were excluded from the median employee calculation. The number of Canadian employees excluded was 335. The total number of United States and Canadian Company employees is 11,322 and that is the same number of employees used for the de minimis exclusion calculation.
▪For our median employee, we combined all of the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $113,533. The difference between such employee’s base salary and the employee’s annual total compensation represents the value of such employee’s overtime and other premium pay, employer contributions to a 401(k) plan, the change in the employee’s pension value, and the value of the employer’s portion of such employee’s health care, disability and life insurance benefits ($8,192 for the employee and such employee’s eligible dependents).
▪With respect to the annual total compensation of our CEO, we used the amount listed in the Summary Compensation Table, plus $17,093 for the employer paid portion of our CEO’s and eligible dependents’ health care, disability and life insurance benefits.

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance measures for the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns
Southwest Gas Holdings 2024 Notice and Proxy 61

executive compensation with the Company’s performance, refer to “Executive Compensation - Compensation Discussion and Analysis.”

Year	Summary Compen- sation Table Total for PEO ($)(1)	Summary Compensation Table Total for Former PEO ($)(2)	Compensation Actually Paid to PEO ($)(1)(5)	Compensation Actually Paid to Former PEO ($)(2)(6)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(3)(7)	Value of Initial Fixed $100 Investment Based On:		GAAP Consolidated Net Income/(Loss) ($)(9)	Utility Adjusted Net Income ($)(10)
							TSR(8)	Peer Group TSR(4)
2023	7,129,341	—	5,840,814	—	2,646,306	2,400,319	95.87	97.20	150,889,000	240,348,000
2022	4,355,798	6,129,727	3,648,614	1,664,481	1,823,386	1,319,319	89.96	104.87	(203,290,000)	177,110,000
2021	—	5,674,579	—	6,424,725	2,139,255	2,303,196	98.48	101.63	200,779,000	182,135,000
2020	—	6,511,777	—	4,293,622	2,499,520	1,790,098	82.51	83.11	232,324,000	149,918,000
(1)Amounts shown in this column relate to Ms. Haller, who became CEO of the Company in May 2022 and was CEO throughout 2023.
(2)Amounts shown in this column relate to Mr. Hester, who retired as CEO of the Company in May 2022.
(3)The non-principal executive officer (“PEO”) NEOs reflected in this column for 2023 were: Messrs. Stefani, Brown, Daily, and Gabe. The non-PEO NEOs reflected in this column for 2022 were: Messrs. Stefani, Peterson, Brown and Daily, and Ms. Williams. The non-PEO NEOs reflected in this column for 2021 and 2020 were: Messrs. Peterson, Daily and DeBonis, and Ms. Haller.
(4)The Company’s peer group for Pay Versus Performance Table purposes is the S&P 1500 Gas Utilities Index, the same index the Company uses for purposes of the stock performance graph in the Company’s Annual Report to Stockholders.
(5)Compensation Actually Paid (“CAP”) was calculated according to the SEC’s definition of CAP as directed by Item 402(v) of Regulation S-K, and is not the same as compensation received. To calculate CAP to Ms. Haller, the following amounts were deducted from and added to Summary Compensation Table (“SCT”) total compensation:

Year	Fair Value Increase of Unvested Awards Granted in Applicable Fiscal Year As of Fiscal Year End ($)	Change from Prior Year End Fair Value of Unvested Awards Granted in Prior Fiscal Year to Applicable Fiscal Year End Fair Value ($)	Change from Prior Year End Fair Value of Awards Granted in Prior Fiscal Year That Vested in Applicable Fiscal Year to Vesting Date Fair Value ($)	Deduction for Stock Awards Column in SCT ($)	Deduction for Change in Pension Value in SCT ($)	Increase for Service Cost for Pension Plan ($)
2023	3,142,573	424,764	(323,808)	(2,991,259)	(1,591,491)	50,694
2022	2,672,255	(131,245)	(297,267)	(2,921,572)	(93,225)	63,870
62 Southwest Gas Holdings 2024 Notice and Proxy

(6)CAP was calculated according to the SEC’s definition of CAP as directed by Item 402(v) of Regulation S-K, and is not the same as compensation received. To calculate CAP to Mr. Hester, the former PEO, the following amounts were deducted from and added to SCT total compensation:

Year	Fair Value Increase of Unvested Awards Granted in Applicable Fiscal Year As of Fiscal Year End ($)	Fair Value Increase of Awards Granted in Applicable Fiscal Year that Vested in Applicable Fiscal Year as of Vesting Date ($)	Change from Prior Year End Fair Value of Unvested Awards Granted in Prior Fiscal Year to Applicable Fiscal Year End Fair Value ($)	Change from Prior Year End Fair Value of Awards Granted in Prior Fiscal Year That Vested in Applicable Fiscal Year to Vesting Date Fair Value ($)	Deduction for Awards Forfeited During Applicable Fiscal Year ($)	Deduction for Stock Awards Column in SCT ($)	Deduction for Change in Pension Value in SCT ($)
2022	268,639	784,294	(202,244)	(887,742)	(1,613,185)	(2,815,007)	—
2021	3,534,898	—	459,881	58,423	—	(2,921,469)	(381,587)
2020	2,279,181	—	(242,928)	(197,723)	—	(2,558,720)	(1,497,964)
(7)CAP was calculated according to the SEC’s definition of CAP as directed by Item 402(v) of Regulation S-K, and is not the same as compensation received. To calculate average CAP to the non-PEO NEOs, the following amounts were deducted from and added to average SCT total compensation:

Year	Average Fair Value Increase of Unvested Awards Granted in Applicable Fiscal Year As of Fiscal Year End ($)	Average Change from Prior Year End Fair Value of Unvested Awards Granted in Prior Fiscal Year to Applicable Fiscal Year End Fair Value ($)	Average Change from Prior Year End Fair Value of Awards Granted in Prior Fiscal Year That Vested in Applicable Fiscal Year to Vesting Date Fair Value ($)	Average Deduction for Awards Forfeited During Applicable Fiscal Year ($)	Average Deduction for Stock Awards Column in SCT ($)	Average Deduction for Change in Pension Value in SCT ($)	Average Increase for Service Cost for Pension Plan ($)
2023	1,163,800	69,371	(230,597)		(1,038,650)	(254,334)	44,425
2022	842,425	(51,419)	(232,109)	(39,754)	(1,076,123)	—	52,913
2021	881,896	109,394	29,838	—	(753,874)	(153,986)	50,673
2020	551,533	(56,154)	(19,625)	—	(639,270)	(590,334)	44,429
(8)As required by Item 402(v)(2)(iv) and Item 201(e) of Regulation S-K, the Company’s cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period (assuming dividend reinvestment) and the difference between the Company’s stock price at the end and the beginning of the measurement period by the Company’s stock price at the beginning of the measurement period.
(9)Net income/loss in this column is the Company’s GAAP consolidated net income/loss reflected in the Company’s audited financial statements for the applicable year.
(10)The Company-Selected Measure is utility adjusted net income, which is a non-GAAP measure. For a description of the adjustments made to utility net income to arrive at utility adjusted net income, see “Executive Compensation - Compensation Discussion and Analysis - Details of Compensation Program” above.
Financial Performance Measures
The items listed in the three tables below represent the most important measures we used to determine CAP for 2023 to the NEOs who are officers of the Company, Southwest and Centuri, as further described in our Compensation Discussion and Analysis within the section titled “Executive Compensation - Compensation Discussion and Analysis - Details of Compensation Program” for annual and long-term incentive compensation programs. The measures in the tables below contain all of the performance measures for the annual and long-term incentive programs for NEOs of the Company (Ms. Haller and Mr. Stefani), Southwest (Messrs. Brown and
Southwest Gas Holdings 2024 Notice and Proxy 63

Gabe), and Centuri (Mr. Daily). Three separate tables are used because the measures used to link CAP to performance are different for the Company, Southwest, and Centuri.

Most Important Performance Measures	Most Important Performance Measures	Most Important Performance Measures
Ms. Haller and Mr. Stefani	Messrs. Brown and Gabe	Mr. Daily
3-year Adjusted EPS	3-year Average Utility ROE	Centuri Enterprise Value
3-year Average Utility ROE	Utility Adjusted Net Income	Centuri Safety
Utility Adjusted Net Income	Utility Safety	Centuri Free Cash Flow
Centuri Free Cash Flow	Utility Productivity
Utility Safety	Utility Customer Satisfaction
Utility Productivity
Utility Customer Satisfaction
Analysis of Information Presented in the Pay Versus Performance Table
As described in more detail in the section “Executive Compensation - Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with CAP (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table. In the graphs below, CAP to the PEO for 2022 represents the aggregate CAP to Ms. Haller, the Company’s current CEO, and Mr. Hester, the Company’s former CEO. For 2023, CAP to the PEO represents CAP to Ms. Haller, the Company’s current CEO.
Company TSR Versus S&P 1500 Gas Utilities Index TSR
64 Southwest Gas Holdings 2024 Notice and Proxy

As shown on the graph below, the Company’s TSR tracked consistently with the S&P 1500 Gas Utilities Index TSR in both positive and negative directions in 2020 and 2021, but varied in 2022, and began to track consistently again for 2023.

Total Shareholder Return:
Company vs. S&P 1500 Gas Utilities Index
(Value of Initial Fixed $100 Investment)
$120
$110
$100
$90
$80
2019
2020
2021
2022
2023
Southwest Gas Holdings TSR
Gas Utilities Index TSR

CAP Versus Company TSR
As shown on the graphs below, as the Company’s absolute TSR increases and decreases, so does CAP to the PEO and non-PEO NEOs. The Company does not use Company absolute TSR as a measure to determine compensation levels or incentive plan payouts. Rather, relative TSR using the TSR for the 19-member peer group created for compensation benchmarking purposes was used as a modifier to increase or decrease long-term incentive payouts by up to 30% in 2020, 2021, and 2022. In 2023, the Company’s Compensation Committee decided to remove the relative TSR modifier due to the volatility of the Company’s stock price
Southwest Gas Holdings 2024 Notice and Proxy 65

related to the anticipated separation of Centuri. When the Centuri separation is completed, the Compensation Committee plans to review use of the TSR modifier again.

CAP to PEO vs. Company TSR
$9.0
$6.8
$4.5
$2.3
$0.0
CAP (in millions $)
$105
$91
$78
$64
$50
TSR
2019
2020
2021
2022
2023
CAP to PEO
Company TSR

Notes:

- TSR: value of initial fixed $100 investment in 2019

Average CAP to Non-PEO NEOs vs. Company TSR

$4.5
$3.6
$2.7
$1.8
$0.9
$0.0
CAP (in millions $)
$105
$91
$78
$64
$50
TSR
2019
2020
2021
2022
2023
Average CAP to Non-PEO NEOs
Company TSR

Notes:

- TSR: value of initial fixed $100 investment in 2019

CAP Versus GAAP Consolidated Net Income/(Loss)
As shown in the graphs below, CAP to the PEO and non-PEO NEOs does not move consistently with GAAP consolidated net income/loss. The Company does not use GAAP consolidated net income to determine compensation levels or incentive plan payouts, but instead uses utility adjusted net income as a financial metric in both the annual and long-term incentive programs for Ms. Haller and Messrs. Stefani, Brown, and Gabe. For Mr. Daily, Centuri free cash flow is the financial metric used to determine annual and long-term incentive plan payouts. For more information on the Company’s use of utility adjusted net income in its annual and long-term
66 Southwest Gas Holdings 2024 Notice and Proxy

incentive programs, see “Executive Compensation - Compensation Discussion and Analysis - Details of Compensation Program” above.

CAP to PEO vs. GAAP Consolidated Net Income/Loss
$9.0
$6.8
$4.5
$2.3
$0.0
$(2.3)
$(4.5)
$(6.8)
$(9.0)
CAP (in millions $)
2020
2021
2022
2023
$240.0
$160.0
$80.0
$0.0
$(80.0)
$(160.0)
$(240.0)
Net Income (in millions $)
CAP to PEO
GAAP Consolidated Net Income/Loss

Average CAP to Non-PEO NEOs vs. GAAP Consolidated Net Income/Loss
CAP (in millions $)
$4.5
$3.4
$2.3
$1.1
$0.0
$(1.1)
$(2.3)
$(3.4)
$(4.5)
2020
2021
2022
2023
$240.0
$160.0
$80.0
$0.0
$(80.0)
$(160.0)
$(240.0)
Net Income (in millions $)
Average CAP to Non-PEO Neos
GAAP Consolidated Net Income/Loss

CAP Versus Utility Adjusted Net Income
As shown on the graphs below, utility adjusted net income and CAP to the PEO and non-PEO NEOs move fairly consistently. Utility adjusted net income is the company-selected measure because it is the most important single-year financial performance measure used by the Company to link CAP to Company performance for 2023. It is most important because it is the single-year financial measure that is the most heavily weighted to determine annual incentive compensation payouts for each of the utility NEOs. Utility adjusted net income performance determines 40% of annual incentive compensation payouts for the utility officers and 30% of the
Southwest Gas Holdings 2024 Notice and Proxy 67

annual incentive compensation payouts for Company NEOs. Using utility adjusted net income, rather than GAAP net income, is appropriate for the Company’s compensation program because the adjustments are used to help ensure comparability year over year and generally reflect items that are outside the control of management or are otherwise special, non-recurring items. For more information on the Company’s use of utility adjusted net income in the annual incentive program, and how this non-GAAP measure is calculated, see “Executive Compensation - Compensation Discussion and Analysis - Details of Compensation Program” above.

CAP to PEO v. Utility Adjusted Net Income
$9.0
$6.8
$4.5
$2.3
$0.0
CAP (in millions $)
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Adjusted Net Income (in millions $)
2020
2021
2022
2023
CAP to PEO
Utility Adjusted Net Income

Average CAP to Non-PEO NEOs v. Utility Adjusted Net Income
$4.5
$3.6
$2.7
$1.8
$0.9
$0.0
CAP (in millions $)
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Adjusted Net Income (in millions $)
2020
2021
2022
2023
Average CAP to Non-PEO NEOs
Utility Adjusted Net Income

68 Southwest Gas Holdings 2024 Notice and Proxy

DIRECTOR COMPENSATION

2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
E. Renae Conley	208,200	140,979	—	105	349,284
Andrew W. Evans	144,200	140,979	—	105	285,284
Jane Lewis-Raymond	164,200	140,979	—	105	305,284
Henry P. Linginfelter	144,200	140,979	—	105	285,284
Anne L. Mariucci	162,200	140,979	58,875	105	362,159
Carlos A. Ruisanchez	144,200	140,979	—	105	285,284
Ruby Sharma	106,550	140,979	—	105	247,634
Andrew J. Teno	144,200	140,979	—	105	285,284
A. Randall Thoman	128,200	140,979	51,545	105	320,829
Leslie T. Thornton	123,200	140,979	14,936	105	279,220
(1)On February 23, 2023, each director serving at that time received a stock award of 2,182 shares which vested immediately, but receipt of the stock award may be deferred by the director. The grant date fair value of the stock award was $140,979. The Company does not issue option awards.
(2)The stock awards are valued at the closing price of Common Stock on the date of grant. The grant date fair value of the stock award granted on February 23, 2023 was based on the closing price of Common Stock of $64.61 on February 23, 2023. The amounts were determined in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are included in “Note 9 - Share-Based Compensation” included in the footnotes to the consolidated financial statements in our 2023 Annual Report on Form 10-K.
(3)The director deferred stock awards outstanding at December 31, 2023, for each of the listed directors are as follows. There are no outstanding option awards.

Stock Awards(#)
Ms. Conley	2,273
Mr. Evans	2,273
Ms. Lewis-Raymond	10,636
Mr. Linginfelter	2,273
Ms. Mariucci	31,342
Mr. Ruisanchez	—
Ms. Sharma	2,273
Mr. Teno	2,273
Mr. Thoman	33,505
Ms. Thornton	8,362
(4)The amounts in this column reflect above-market interest on nonqualified deferred compensation balances for 2023.
(5)The amounts in the All Other Compensation column represent the cost of life insurance for directors.

Director Compensation Narrative
In 2023, the Compensation Committee conducted a review of the types and amounts of director compensation. The independent compensation consultant conducted a benchmarking analysis of peer company director pay practices. Based on that analysis, the Committee decided that no changes to the director compensation program were necessary. The Committee uses a retainer-based model for director cash compensation (without regular individual meeting fees) and determines the value of annual equity grants for directors based on a set dollar amount. Cash retainers are paid on a quarterly basis.
Southwest Gas Holdings 2024 Notice and Proxy 69

The annual cash retainer for non-employee directors is $95,000. Additional annual cash retainers for the Chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees are $20,000, $20,000 and $15,000, respectively. The additional annual cash retainer paid to our Chair of the Board is $100,000. Individual cash meeting fees of $1,650 are only payable when the number of meetings of the Board or a committee exceeds regularly scheduled meetings by three or more. The annual cash retainer for members of the Strategic Transactions Committee is $36,000 and the Chair of the Strategic Transactions Committee receives an annual cash retainer of $54,000. Individual cash meeting fees of $1,200 are only payable when the number of meetings of the Strategic Transactions Committee exceeds 20 per calendar year. Total Strategic Transactions Committee fees are capped at $90,000 per calendar year for the Chair and members.
Cash compensation received by the non-employee directors may be deferred until retirement or termination of their status as directors pursuant to the Directors Deferral Plan. Amounts deferred bear interest at 150% of the Moody’s Seasoned Corporate Bond Rate (“Bond Rate”). At retirement or termination, such deferrals will be paid out over 5, 10, 15 or 20 years, and will be credited during the applicable payment period with interest at 150% of the average of the Bond Rate on January 1 for the five years prior to retirement or termination.
A fixed dollar value ($135,000 for 2024) will be granted annually in the form of equity compensation under the Company’s Omnibus Incentive Plan during the February Board meeting. The fixed dollar value is converted into awards representing a number of shares of Common Stock based on the closing share price for the last trading session of the most recently completed fiscal year. Under this program, each member of the Board was granted the equivalent of 2,131 shares of Common Stock on February 22, 2024.
Non-employee director equity compensation vests immediately upon grant, and the directors are provided the option to defer receipt of equity compensation until they leave the Board. Deferred stock units are credited with notional dividends at the same time, in the same form, and in equivalent amounts as dividends that are payable from time to time on Common Stock. Such notional dividends are valued as of the date on which they are credited to the director and are reallocated into additional deferred stock units. When a director leaves the Board, any deferred stock units of such director will be converted into shares of Common Stock.
By Board policy, each non-employee director is required to retain at least five times the value of his or her annual cash retainer in Common Stock (or equivalents). Each non-employee director is required to fulfill this requirement within five years of being elected to the Board.
For 2023, the maximum number of shares of Common Stock which may be awarded to any non-employee director during any fiscal year is 5,000 shares, which taken together with any cash fees paid by the Company to such non-employee director shall not exceed $500,000 in total value (calculating the value of any award based on the fair market value of the shares on the grant date of such award). These limitations were approved by stockholders on May 4, 2017.
Directors are prohibited by Company policy from pledging or engaging in financial hedging of their investment risk in our Common Stock.
Directors are entitled to participate in the same gift matching program that is available to all of our employees. Under this program, the Company matches contributions to qualified charitable organizations up to a maximum of $2,500 in any calendar year.
Directors who are full-time employees of the Company or its subsidiaries receive no additional compensation for serving on the Board.
70 Southwest Gas Holdings 2024 Notice and Proxy

ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION
(Proposal 2 on the Proxy Card)

The Board Recommends a Vote “FOR” the Proposal to Approve the Company’s Executive Compensation

General
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to vote on a non-binding, advisory basis, to approve our executive compensation program as described in this Proxy Statement. The Board has determined to submit an annual advisory vote on our executive compensation program to our stockholders at each annual meeting until the Company seeks another advisory vote on the frequency of the advisory vote on executive compensation. The Board asks that you support the compensation of our NEOs as disclosed in the “Executive Compensation - Compensation Discussion and Analysis” section and the accompanying tables and narratives contained in this Proxy Statement. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.
The Company’s compensation program is designed and administered by the Compensation Committee of the Board, which is composed entirely of Independent Directors and carefully considers many different factors, as described in the “Executive Compensation - Compensation Discussion and Analysis” section, in order to provide appropriate compensation for the Company’s executives. As discussed in the “Executive Compensation - Compensation Discussion and Analysis” section, the compensation package for the Company’s NEOs (who are the officers listed in the Summary Compensation Table in the Executive Compensation Tables section) is designed to support the Company’s objectives of attracting, motivating and retaining the executive talent required to achieve our corporate objectives and increase stockholder value.
The compensation program is based on the Board-approved executive compensation philosophy of (i) paying base salary at the median (50th percentile) of the amounts paid by our peer group of companies (the “relative market”), (ii) providing annual and long-term incentive awards that are designed to motivate the NEOs to focus on specific annual and long-term financial and operational performance goals and achieve superior performance while placing a significant amount of total compensation at risk, and (iii) paying total direct compensation (base salary and annual and long-term incentive awards) to be competitive with the relative market.
Consistent with the SEC rule implementing the requirement that the Company periodically include a say-on-pay proposal in its proxy statement, the vote on this proposal is advisory and is not binding on the Company, the Compensation Committee or the Board. The Compensation Committee and the Board value the opinions that stockholders express in their votes and to the extent there is any significant vote against the NEO compensation, we will consider the outcome of the vote when making future executive compensation decisions and evaluate whether any actions are necessary to address stockholder concerns expressed by such vote. It is expected that the next advisory vote on executive compensation will occur at the 2025 Annual Meeting of Stockholders.
We encourage you to review the complete description of the Company’s executive compensation programs provided in this Proxy Statement, including the “Executive Compensation - Compensation Discussion and Analysis” section and the accompanying compensation tables. The Board recommends that our stockholders vote “FOR,” on an advisory basis, the compensation paid to our NEOs, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.
Southwest Gas Holdings 2024 Notice and Proxy 71

APPROVAL OF THE COMPANY’S 2024 OMNIBUS INCENTIVE PLAN
(Proposal 3 on the Proxy Card)

The Board Recommends a Vote “FOR” Approval of the Company’s 2024 Omnibus Incentive Plan

We are asking stockholders to approve the Southwest Gas Holdings, Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”).
We have previously awarded equity compensation under the Southwest Gas Holdings, Inc. 2017 Omnibus Incentive Plan (the “Prior Plan”). The Prior Plan will expire on May 4, 2027, but as of February 22, 2024, there were only 180,990 shares of common stock available for issuance under the Prior Plan. On November 16, 2023, our Board, at the recommendation of the Compensation Committee, approved the 2024 Plan, subject to approval by our stockholders at the Annual Meeting. If stockholders approve the 2024 Plan, it will become effective on the date of the 2024 Annual Meeting (the “Effective Date”) and no further awards will be made under the Prior Plan as of the Effective Date. Outstanding awards under the Prior Plan will remain outstanding and subject to the terms of the Prior Plan and the respective award agreements, until the vesting, expiration or lapse of such awards in accordance with their terms.
Approval of the 2024 Plan is intended to enable us to continue granting stock-based incentive awards, which our Board believes is a critical element of our compensation program and vital to our continued ability to attract and retain skilled people in our competitive industry. We use stock-based awards to align the financial interests of award recipients with those of the Company’s stockholders. We believe that providing an equity stake in the future success of our business encourages and motivates award recipients to strive to achieve our business goals and to increase stockholder value.
Given that there were only 180,990 shares of common stock available for issuance under the Prior Plan as of February 22, 2024, if this proposal is not approved by our stockholders, we generally will not be able to continue to issue stock-based incentive compensation to our directors, employees, consultants and other service providers subject to certain exceptional circumstances such as inducement awards for new hires. As a result, we would lose an important compensation tool that enables us to compete for, incentivize and retain employees, directors and consultants. If this proposal is not approved by our stockholders, we believe our ability to attract and retain key talent in the competitive market for human capital would be significantly and negatively impacted, and this could affect our long-term success. In assessing this proposal, we encourage you to consider these factors and the potential negative impact on the Company if the 2024 Plan is not approved.
Accordingly, we believe approving the 2024 Plan is in the best interest of our stockholders, and the Board unanimously recommends approval of the 2024 Plan.
Background
Equity is an important element of compensation. We believe that having a sufficient number of shares available for grant to our employees as part of our equity compensation is a critical element of our overall compensation approach. We issue a significant portion of our long-term equity incentives in the form of Performance Share Units, with achievement tied to earnings per share, Company adjusted net income, and utility return on equity. Approval of the 2024 Plan helps to ensure that long-term equity incentives aligned with Company performance measures are available to employees and NEOs.
We have determined the size of the 2024 Plan taking into account a range of factors, including our historical equity grant practices as well as anticipated future needs of our business. Based on current information and assumptions about our future business and strategic actions, we have sized the 2024 Plan in terms of share availability with the objective that it be sufficient for our needs for the next six years of equity awards. The exact rate at which we use shares under the 2024 Plan may be more or less than our anticipated future usage and will depend upon various unknown factors, such as our future stock price, participation levels, long-term incentive award mix and vehicles, and forfeiture rates.

72 Southwest Gas Holdings 2024 Notice and Proxy

Information Regarding 2024 Plan Share Reserve and Outstanding Awards Under Prior Plan
The 2024 Plan provides for the issuance of up to 2,200,000 shares of common stock pursuant to awards granted under the 2024 Plan, plus shares covered by awards granted under the Prior Plan if the award (or a portion of such award) is forfeited, is canceled or expires without the issuance of shares.
As of February 22, 2024, 180,990 shares of common stock remained available for issuance under the Prior Plan. No equity awards have been granted under the Prior Plan since February 22, 2024 and we will not grant any additional awards under the Prior Plan if the 2024 Plan is approved by our stockholders, thus the 180,990 shares remaining under the Prior Plan would not be used for any equity awards under the Prior Plan or the 2024 Plan. The remaining shares of common stock under the Prior Plan will expire upon approval of the 2024 Plan. The maximum theoretical number of shares that could be issued under the 2024 Plan if all outstanding awards granted under the Prior Plan as of February 22, 2024 were forfeited, canceled, surrendered, withheld (except shares surrendered or withheld in satisfaction of tax withholding obligations), or canceled, is 2,719,049 shares.
The table below shows all awards granted under the Prior Plan and the 2006 Restricted Stock/Unit Plan (“2006 RSUP”) that were outstanding as of February 22, 2024. There are no stock appreciation rights or stock options outstanding under the Prior Plan or the 2006 RSUP, and there are no outstanding equity awards relating to our common shares granted under any other equity plan.

Total number of shares subject to full value awards outstanding (including time-based RSUs, director deferred stock units, and Performance Share Units) under the Prior Plan(1)	510,049
Total number of Performance Share Units under the Prior Plan	367,417
Total number of director deferred stock units under the 2006 RSUP	48,268
Total number of shares remaining available for future grant under the Prior Plan(2)	180,990
Total number of shares of common stock outstanding as of February 22, 2024	71,605,283
(1)     The number of shares subject to full-value awards outstanding includes Performance Share Units outstanding assuming performance at target performance level.
(2)     The Prior Plan is the only equity plan maintained by the Company and is the only equity plan under which we may currently grant new equity awards.
As of February 22, 2024, the closing price of our common stock as reported on NYSE was $62.55 per share.
Dilution, Burn Rate, and Equity Overhang
Our burn rate and equity overhang activity reflects thoughtful management of our long-term stockholder dilution. The following table provides detailed information regarding our burn rate and equity overhang activity for the last three fiscal years.

	Fiscal 2023 (%)	Fiscal 2022 (%)	Fiscal 2021 (%)	Average of Fiscal 2021 to Fiscal 2023 (%)
Gross Burn Rate(1)	0.35	0.42	0.31	0.36
Net Burn Rate(2)	0.25	0.29	0.30	0.28
Equity Overhang(3)	1.01	2.01	3.52	2.18
(1)     Gross burn rate is calculated as (a) the number of new stock awards granted, divided by (b) the total number shares of common stock outstanding as of the end of the fiscal year.
(2)     Net burn rate is calculated as (a) the number of new stock awards granted, net of stock awards cancelled and forfeited, divided by (b) the total number shares of common stock outstanding as of the end of the fiscal year.
(3)     Equity overhang is calculated on a fully-diluted basis as (a) the number of shares subject to outstanding stock awards plus the number of shares available for grant under the Prior Plan, divided by (b) the number of shares subject to outstanding stock awards, plus the number of shares available for grant under the Prior Plan, plus the total number of shares of common stock outstanding as of the end of the fiscal year.
Best Practices
We recognize the dilutive impact of stock-based incentive awards on our stockholders. We strive to balance the impact of dilution with our need to attract and retain talent. As such, we have incorporated a number of stockholder-friendly practices into the 2024 Plan, including the following:
Southwest Gas Holdings 2024 Notice and Proxy 73

No Liberal Share Recycling. Shares retained by or delivered to the Company to pay the exercise price or purchase price of any awards, shares delivered to or withheld by the Company to pay withholding taxes related to any awards, and unissued shares resulting from the settlement of SARs in stock will all count against the 2024 Plan’s share reserve. Additionally, shares purchased by the Company in the open market using the proceeds of option exercises would not become available for issuance as future awards under the 2024 Plan.
No Repricing of Stock Options or Stock Appreciation Rights Without Stockholder Approval. The 2024 Plan prohibits, without stockholder approval, actions to reprice, replace, or repurchase options or SARs when the exercise price per share of an option or SAR exceeds the fair market value of the underlying shares.
Limits on Non-Employee Director Compensation. The 2024 Plan includes a limit of $750,000 on the combined value of equity awards and cash compensation provided to any non-employee director in any fiscal year (or $1,000,000 in the calendar year in which a non-employee director commences service on the Board).
No Discounted Stock Options or Stock Appreciation Rights. Stock options and SARs must be granted with an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or SAR is granted.
No Dividends on Unearned Awards. The 2024 Plan prohibits the payment of dividends or dividend equivalent rights on unearned full value awards (whether performance or time-based), and it does not permit dividend equivalents with respect to stock options and SARs, whether vested or unvested.
No Evergreen Provision; Stockholder Approval Required for Additional Shares. The 2024 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares of common stock authorized for issuance under the plan. The 2024 Plan authorizes a fixed share reserve. Therefore, we would have to obtain stockholder approval to increase the 2024 Plan’s share reserve.
No Transferability. With limited exceptions, awards may not be transferred other than by will or the laws of descent and distribution.
Clawback. All awards granted under the 2024 Plan are subject to the Company’s clawback policies, pursuant to which the Company may recoup or seek reimbursement for erroneously awarded incentive compensation to executive officers and employees.
No Automatic Grants. The 2024 Plan does not provide for “reload” or other automatic grants to participants.
No Tax Gross-ups. The 2024 Plan does not provide for any tax gross-ups.
Shares Subject to the 2024 Plan
The number of shares authorized for issuance under the 2024 Plan is 2,200,000, plus shares covered by awards granted under the Prior Plan if the award (or a portion of such award) is forfeited, is canceled or expires without the issuance of shares after the Effective Date. All share amounts authorized under the 2024 Plan will be subject to adjustment for stock splits and other changes in the Company’s capitalization. The shares issued pursuant to awards granted under the 2024 Plan may be shares that are authorized and unissued or issued shares that were reacquired by the Company. Subject to adjustments for stock splits and other changes in the Company’s capitalization, the aggregate number of shares that may be issued pursuant to the exercise of incentive stock options (“ISOs”) granted under the 2024 Plan is 2,200,000.
In the case of a stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding shares as a class without the Company’s receipt of consideration, we will adjust (a) the maximum number and kind of shares reserved for issuance under the 2024 Plan, (b) the number and kind of shares covered by outstanding awards and, with respect to options and SARs, the exercise or base price per share, and (c) the maximum aggregate ISO limit. Any such adjustments shall be made in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2024 Plan.
The plan administrator may issue awards in settlement or assumption of, or in substitution for, outstanding awards in connection with the Company or its subsidiary acquiring another entity, an interest in another entity or an additional interest in another entity in connection with a merger, stock purchase, asset purchase or other form of transaction, and the shares underlying such awards will not be counted against the share limit. Additionally, to the extent permitted by the rules of the stock exchange on which our shares of common stock are listed, available shares under a stockholder approved plan of an acquired company, as appropriately
74 Southwest Gas Holdings 2024 Notice and Proxy

adjusted to reflect such acquisition, may be used for awards under the 2024 Plan without reducing the 2024 Plan share reserve.
For purposes of determining the share limits described in the paragraphs above, the aggregate number of shares issued under the 2024 Plan at any time will equal only the number of shares actually issued upon exercise or settlement of an award. Shares subject to awards that have been canceled, expired, forfeited, settled in cash, or otherwise not issued under an award will not count as shares issued under the 2024 Plan. The 2024 Plan provides that shares delivered to, or withheld by, the Company to pay the exercise price or purchase price of any awards or to pay withholding taxes related to any awards, unissued shares resulting from the settlement of SARs in stock, and shares purchased by us in the open market using the proceeds of option exercises will not be returned to the 2024 Plan’s share reserve.
Certain Plan Terms and Conditions
The summary of the 2024 Plan provided herein sets forth the principal features of the 2024 Plan. This summary does not purport to be a complete description of all of the provisions of the 2024 Plan. It is qualified in its entirety by reference to the full text of the 2024 Plan, a copy of which is attached as Appendix A to this proxy statement.
General. The 2024 Plan permits the Company to issue stock options (non-qualified options and ISOs), SARs, restricted stock, restricted stock units, performance shares, performance stock units, dividend equivalent rights and other equity and cash awards.
Eligibility. Employees, non-employee directors and consultants of the Company and any parent or subsidiary entities would be eligible to receive awards under the 2024 Plan. As of February 22, 2024, we had approximately 23 employees, 10 non-employee directors, and 28 consultants who could be eligible to be selected to receive awards under the 2024 Plan. Such persons are eligible to participate in the 2024 Plan on the basis that such participation provides an incentive, through ownership of our common stock, to continue in service to us and any parent and subsidiary entities, and to help us compete effectively with other enterprises for the services of qualified persons.
Limit on Awards to Directors. The 2024 Plan includes a limit of $750,000 on the combined value of equity awards and cash compensation provided to any non-employee director in any fiscal year (or a limit of $1,000,000 in the calendar year in which a non-employee director commences service on the Board).
Share Reserve. The maximum number of shares of common stock that may be issued pursuant to the 2024 Plan is described above under the heading “Shares Subject to 2024 Plan.”
Administration. Generally, the Compensation Committee will administer the 2024 Plan, unless the Board elects to administer the 2024 Plan. Subject to the terms of the 2024 Plan, the administrator may determine and interpret the terms and conditions of awards, select the employees, directors and consultants who will receive awards, determine the exercise price of any options, the number of shares subject to awards, the vesting schedule and exercisability of awards, whether and when an award vests and performance goals are achieved, adjustments to performance goals or results to take into account changes in law or other extraordinary or unforeseeable, nonrecurring or infrequently occurring circumstances, the restrictions on transferability of awards and the form of consideration payable upon exercise or settlement of an award. The Board or the Compensation Committee may also delegate any or all of its powers and duties under the 2024 Plan to a subcommittee of directors or to one or more officers or employees of the Company, provided that such delegation does not violate applicable law or result in the loss of an exemption under Rule 16b-3(d)(1) of the Securities Exchange Act of 1934.
Except in connection with equity restructurings and other situations in which share adjustments are specifically authorized, the 2024 Plan prohibits repricing of any outstanding stock option or SAR awards without the prior approval of our stockholders. Specifically, without prior approval of our stockholders, the Company may not (a) reduce the per share exercise price of an option or base amount of a SAR, (b) cancel, surrender, replace or otherwise exchange any outstanding option or SAR where the fair market value of a share of our common stock underlying such option or SAR is less than its per share exercise price or base amount for a new stock option or SAR, another award, cash, shares or other securities or (c) take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the our shares of common stock are listed or quoted.

Southwest Gas Holdings 2024 Notice and Proxy 75

Stock Options. The 2024 Plan will allow for the grant of non-qualified stock options and ISOs. ISOs may be granted only to employees. Non-qualified stock options may be granted to employees, directors and consultants. The exercise price of all options granted under the 2024 Plan must at least be equal to the fair market value of our common stock on the date of grant, and the term of an option granted under the 2024 Plan may not exceed ten years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term of an ISO must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date. After the service of an employee, director or consultant terminates, the option may be exercised, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.
Stock Appreciation Rights (SARs). The 2024 Plan will allow for the grant of SARs. SARs allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of SARs, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount for the cash or shares to be issued pursuant to the exercise of an SAR will be no less than 100% of the fair market value per share on the date of grant and an SAR will not have a term of more than 10 years. After the continuous service of an employee, director or consultant terminates, the SAR may be exercised, to the extent vested, for the period of time specified in the SAR agreement. However, an SAR may not be exercised later than the expiration of its term.
Restricted Stock Awards. The 2024 Plan will allow for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to forfeiture.
Restricted Stock Units. The 2024 Plan will allow for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period if applicable vesting criteria established by the administrator are achieved or the award otherwise becomes eligible for settlement. The administrator may impose whatever conditions to vesting, or restrictions and conditions to settlement, that it determines to be appropriate. The administrator may establish vesting conditions or restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made in shares of our common stock, cash or a combination thereof.
Performance Share Awards. The 2024 Plan will allow for the grant of performance shares. Performance shares are shares of our common stock that vest based on performance-based vesting conditions. The administrator will determine the number of shares of performance shares. The administrator may set vesting conditions based on the achievement of specific performance goals as it determines appropriate. Performance shares that do not vest are subject to forfeiture.
Performance Stock Units. The 2024 Plan will allow for the grant of performance stock units. Performance stock units are awards that will result in payment to a recipient based upon the achievement of specific performance goals. The administrator may impose vesting conditions based on the achievement of specific performance goals as it determines to be appropriate. Payments of earned performance stock units may be made in shares of our common stock, cash or a combination thereof.
Dividends and Dividend Equivalents. Dividends may be credited with respect to restricted stock awards and performance share awards, and dividend equivalents may be credited with respect to other awards (other than stock options and SARs). However, participants are not entitled to receive any such credited dividends or dividend equivalents unless and until the award upon which the dividend or dividend equivalent is based vests. The Compensation Committee may determine to pay such dividends or dividend equivalent rights in cash or to convert into additional awards.
Other Awards. The 2024 Plan also provides for the issuance of other awards relating to the Company’s shares (including shares or share-based awards that are not subject to vesting conditions or other restrictions) and cash-based awards.

76 Southwest Gas Holdings 2024 Notice and Proxy

Terms of Awards. Subject to the terms of the 2024 Plan, the administrator will determine the provisions, terms, and conditions of each award including, but not limited to, the award vesting schedule, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. Subject to compliance with applicable tax and other laws, awards under the 2024 Plan may be deferred pursuant to any deferred compensation plan or program that we may adopt.
Performance Goals. The 2024 Plan allows for vesting, payment, settlement and other entitlements with respect to awards to be subject to items or events that contain vesting or other terms that relate to performance-based conditions. Such performance-based conditions may be based on (by way of example and not as an exhaustive list) one of, or combination of the following: return on equity, earnings per share, return on gross or net assets, return on gross or net revenue, pre- or after-tax net income, earnings before interest, taxes, depreciation and amortization, earnings before interest, taxes and amortization, operating income, revenue growth, consolidated pre-tax earnings, net or gross revenues, net earnings, earnings before interest and taxes, cash flow, earnings per share, enterprise value, fleet in-market availability, safety criteria, environmental criteria, revenue growth, cash flow from operations, return on sales, earnings per share from continuing operations, diluted or basic, earnings from continuing operations, net asset turnover, capital expenditures, income before income taxes, gross or operating margin, return on total assets, return on invested capital, return on investment, return on revenue, market share, economic value added, cost of capital, expense reduction levels, cost or expense management, stock price, productivity, customer satisfaction, employee satisfaction, or total shareholder return.
Performance goals may be expressed in absolute or relative terms and may be expressed in terms of a progression within a specified range. Performance criteria would be defined in the administrator’s discretion and may include or exclude any or all of the following or other items: effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; and effects of divestitures.
Clawback. The 2024 Plan and all awards granted under the 2024 Plan would be subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee of the Board, may adopt or amend either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the United States Securities and Exchange Commission and that the Company determines should apply to awards. Any such policy may subject a participant’s awards and amounts paid or realized with respect to awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.
Transferability of Awards. Incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the award recipient, only by the award recipient. Awards other than incentive stock options will be allowed to be transferred (i) by will or by the laws of descent and distribution, (ii) during the lifetime of the award recipient, to the extent and in the manner authorized by the administrator, but only to the extent such transfers are made in accordance with applicable laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the award recipient and (iii) as otherwise expressly permitted by the administrator and in accordance with applicable laws.
Certain Adjustments. Subject to any required action by the Company’s stockholders, applicable laws and the change in control provisions as discussed below, (i) the number and kind of shares or other securities or property covered by any outstanding award, (ii) the number and kind of shares that have been authorized for issuance under the 2024 Plan, (iii) the exercise price, base amount or purchase price of any outstanding award and (iv) any other terms that the administrator determines require adjustment, will be proportionately adjusted for: (A) any increase or decrease in the number of issued shares of our common stock resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, or similar transaction affecting the shares; (B) any other increase or decrease in the number of issued shares of our common stock effected without receipt of consideration by the Company; (C) any other transaction with respect to the shares of our common stock, including any distribution of cash, securities or other property to stockholders (other than a normal cash dividend), a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), a “corporate transaction” as defined in Section 424 of the Internal Revenue Code of 1986 (the “Code”) or any
Southwest Gas Holdings 2024 Notice and Proxy 77

similar transaction, or (D) any change in the capital structure or business of the Company or other corporate transaction that would be considered an “equity restructuring” within the meaning of ASC 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to awards with respect to such event were discretionary or otherwise not required. Such adjustments to outstanding awards will be effected in a manner that is intended to preclude the enlargement or diminution of rights and benefits under such awards. Except as the administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made with respect to, the number or price of shares of our common stock subject to an award.
Changes in Control. Unless otherwise provided in the participant’s award agreement or in another Company plan or agreement with a participant, upon a merger, consolidation, reorganization or other transaction in which the Company does not survive or a change in control, all outstanding awards will be continued, assumed or substituted, with appropriate adjustments to the number and kind of shares or other securities or property and applicable exercise price, base amount or purchase price, by the continuing or surviving entity (or a parent entity thereof). To the extent the continuing or surviving entity does not continue, assume or substitute outstanding awards, such outstanding awards will be canceled in exchange for cash or property. In any case, the continuation, assumption, substitution or cancellation of the awards would be structured to avoid accelerated taxation and/or penalties under Section 409A of the Code. If the fair market value per share subject to an option or SAR immediately before the change in control is less than the exercise or base price per share of such award, such awards will be cancelled for no consideration.
A change in control means, generally, (a) the acquisition by any person of 30% or more of the voting power of all classes of stock entitled to vote, (b) the current members of our Board, or their approved successors, cease to be a majority of the Board within any 24-month period, (c) a reorganization, merger, consolidation or sale or disposition of all or substantially all of our assets, unless our stockholders hold 50% or more of the voting power of the resulting company, no person owns 50% or more of the voting power of all classes of stock entitled to vote (except to the extent such ownership existed prior to the corporate transaction and at least a majority of the current members of our remain members of the Board following the corporate transaction, or (d) the voluntary or involuntary liquidation, dissolution or winding up of the Company.
Notwithstanding the above, the following events generally will not constitute a change in control: (a) a merger or consolidation of the Company as the result of which the Company becomes subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (or a subsidiary of such an entity) and the Company’s shares outstanding immediately prior to the relevant transaction(s) continue to represent, or are converted into or exchanged for voting securities that represent, immediately following such transaction(s), at least 50%, by voting power, of the surviving or resulting entity or (ii) a Board approved financing of the Company for capital raising purposes, (b) a transaction with its primary purpose being to change the jurisdiction of the Company’s incorporation, or (c) to the extent necessary to avoid the imposition of taxes or penalties under Section 409A, a transaction is not a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 409A.
Plan Amendments and Termination. The 2024 Plan will have a term of ten years unless we terminate it sooner. In addition, our Board has the authority to amend, suspend or terminate the 2024 Plan, subject to stockholder approval in the event such approval is required by law. Upon expiration of the term, no further awards may be granted under the plan. No amendment, suspension or termination of the 2024 Plan or any award shall materially adversely affect the rights under any outstanding award without the holder’s written consent. However, an amendment that may cause an incentive stock option to become a non-qualified stock option or the administrator considers necessary or advisable to comply with applicable laws will not be treated as materially adversely affecting the rights under any outstanding award.
Certain Interests of Directors and Officers. In considering the recommendation of the Board with respect to the approval of the 2024 Plan, stockholders should be aware that, as discussed above and below, directors and officers are eligible to receive awards under the 2024 Plan. The Board recognizes that approval of this proposal may benefit our directors and officers and their successors.

78 Southwest Gas Holdings 2024 Notice and Proxy

Certain U.S. Federal Tax Consequences
The following is a summary of U.S. federal taxes applicable to awards that may be provided under the 2024 Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards, based on provisions of the Code and the regulations thereunder in effect on the date of this proxy statement. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local, and payroll tax considerations. This summary assumes that all awards described in the summary are exempt from, or comply with, the requirements of Section 409A of the Code. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Non-Qualified Stock Options. The grant of a non-qualified stock option under the 2024 Plan generally will not result in any U.S. Federal income tax consequences to the award recipient or to the Company. Upon exercise of a non-qualified stock option, the award recipient is generally subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Any gain or loss on the award recipient’s subsequent disposition of the shares of our common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.
Incentive Stock Options. The grant of an incentive stock option under the 2024 Plan will not result in any U.S. Federal income tax consequences to the award recipient or to the Company. An award recipient recognizes no U.S. Federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the award recipient has held the shares of our common stock. If the award recipient does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the award recipient will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.
If the award recipient fails to satisfy either of the foregoing holding periods, the award recipient must recognize ordinary income in the year of the disposition, which is referred to as a “disqualifying disposition.” The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, may be entitled to a deduction equal to the amount of ordinary income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
The “spread” under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an award recipient’s alternative minimum tax liability exceeds such award recipient’s regular income tax liability, the award recipient will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the award recipient must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.
Stock Appreciation Rights. Recipients of SARs generally should not recognize income until such rights are exercised, assuming there is no ceiling on the value of the right and Section 409A of the Code does not apply. Upon exercise, the award recipient will normally recognize taxable ordinary income for U.S. Federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such exercise. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income
Southwest Gas Holdings 2024 Notice and Proxy 79

recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
Restricted Stock and Performance Shares. Restricted stock and performance shares will generally subject the recipient to ordinary compensation income on the excess of the amount paid for such shares of stock, if any, over the fair market value of the shares on the date that the restrictions lapse. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.
Recipients of restricted stock or performance shares may make an election under Section 83(b) of the Code (a “Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock or performance shares are granted, the amount equal to the excess of the amount paid for such shares, if any, over the fair market value of the shares on the date of grant. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock or performance shares are granted.
The Company (or a subsidiary) generally will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the award recipient, subject to possible limitations imposed by Section 162(m) and Section 280G of the Code.
Restricted Stock Units and Performance Stock Units. Recipients of restricted stock units or performance stock units generally should not recognize income until such units are converted into cash or shares of stock unless Section 409A of the Code applies. Upon conversion, the award recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value the shares, if any, received upon such conversion. For employees, this income is generally subject to withholding for U.S. Federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by the award recipient, subject to possible limitations imposed by Section 162(m) or Section 280G of the Code. Award recipients will recognize gain upon the disposition of any shares received upon settlement of the restricted stock units or performance stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year.
Other Stock-Based and Cash-Based Awards. Upon receipt of share-based awards, generally the value of shares and amount of cash received will be taxable as ordinary income to the participant. Upon receipt of cash in settlement of a cash-based award, a participant generally will recognize ordinary income equal to the cash received, and the Company (or a subsidiary) generally will be allowed a corresponding federal income tax deduction at that time, subject to potential deduction limitations under Sections 162(m) and 280G of the Code.
Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend and dividend equivalent payments received with respect to such awards, which income is subject to withholding for U.S. federal income and employment tax purposes. The Company (or a subsidiary) generally is entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Sections 162(m) or 280G of the Code and so long as the Company withholds the appropriate taxes with respect to such income, if required, and the individual’s total compensation is deemed reasonable in amount.
Compliance with Section 409A of the Code. To the extent applicable, it is intended that the 2024 Plan and any grants made under the 2024 Plan will comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2024 Plan and any grants made under the 2024 Plan will be administered and interpreted in a manner consistent with this intent.
The foregoing is only a summary of the U.S. Federal income tax consequences of 2024 Plan transactions, and is based upon U.S. Federal income tax laws in effect on the date of this proxy statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not
80 Southwest Gas Holdings 2024 Notice and Proxy

discuss the tax consequences of an award recipient’s death or the tax laws of any municipality, state or foreign country to which the award recipient may be subject.
New Plan Benefits
Except for the awards reflected in the table below, which have been granted under the 2024 Plan, subject to stockholder approval of the 2024 Plan (the “Contingent Awards”), awards under the 2024 Plan, if approved by stockholders, would be discretionary and no specific determination has been made as to the grant or allocation of awards under the 2024 Plan. Therefore, at this time the benefits that may be received by the Company’s employees, directors, consultants or other service providers under the 2024 Plan are not presently determinable.
The following table provides information concerning the Contingent Awards that have been granted to the following persons and groups under the 2024 Plan; each Named Executive Officer, all current executive officers as a group; all current directors who are not executive officers as a group; each nominee for election as a director, and all current employees, including current officers who are not executive officers, as a group. If stockholders do not approve the 2024 Plan, the Contingent Awards will automatically be forfeited. Amounts shown in the table below do not include accumulated dividend equivalents.

Name and Principal Position	Number of Shares Underlying Time-Lapse RSUs Granted	Number of Performance Share Units Granted(1)
Karen S. Haller President and Chief Executive Officer	21,026.046	84,577.743
Robert J. Stefani Senior Vice President/Chief Financial Officer	6,898.185	26,132.597
Justin L. Brown President, Southwest Gas Corporation	6,658.248	25,772.692
Randall P. Gabe Senior Vice President/Chief Administrative Officer, Southwest Gas Corporation	2,862.668	2,862.668
William J. Fehrman President and Chief Executive Officer, Centuri Group, Inc.	0	0
All current executive officers as a group	42,688.241	146,056.039
All current directors who are not executive officers as a group	0	0
Each nominee for election as a director	0	0
All current employees, including current officers who are not executive officers, as a group	23,030.152	15,353.433
(1)    For Ms. Haller and Mr. Stefani, 53,038.674 and 15,785.320, respectively, of the amounts shown in this column are Performance Share Units that are one-time awards that vest in part upon completion of the Centuri IPO and in part upon a sale or disposition that results in the Company owning less than 20% of Centuri. For Mr. Brown, 15,785.320 of the amount shown in this column are Performance Share Units that are one-time awards that vest based upon the achievement of utility optimization initiatives, 50% on each of the first two anniversaries of the grant date.

Southwest Gas Holdings 2024 Notice and Proxy 81

Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth the number of securities authorized for issuance under the Company’s equity compensation plan at December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
(Thousands of Shares)	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders(1)	588	—	168
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	588	—	168
(1)     The number of securities to be issued upon vesting of awards includes 351,000 performance share units which was derived by assuming that target performance will be achieved during the relevant performance period. The number of securities remaining available for future issuance includes shares relating to the Omnibus Incentive Plan. Actual securities issued will be net of tax.
(2)     The weighted-average exercise price relates to outstanding stock options only. The Company’s restricted stock unit awards, director deferred stock unit awards, and performance share unit awards have no exercise price. There were no stock options outstanding as of December 31, 2023.

The Board unanimously recommends that stockholders vote “FOR” approval of the Company’s 2024 Omnibus Incentive Plan.

Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock that are present virtually or by proxy at the Annual Meeting is necessary to approve the Company’s 2024 Omnibus Incentive Plan.
82 Southwest Gas Holdings 2024 Notice and Proxy

APPROVAL OF THE COMPANY’S TAX-FREE SPIN PROTECTION PLAN
(Proposal 4 on the Proxy Card)

The Board Recommends a Vote “FOR” Approval of the Company’s Tax-Free Spin Protection Plan

General
On November 3, 2023, the Board authorized a dividend of one preferred stock purchase right (each, a “Right”) for each share of Common Stock outstanding as of the close of business on November 17, 2023, with any share of Common Stock issued after that date to be issued together with a Right, subject to the limits of the Plan. On November 5, 2023, the Company entered into a Tax-Free Spin Protection Plan (as the same may be amended from time to time, the “Plan”) with Equiniti Trust Company, LLC, as rights agent, which sets forth the terms and conditions of the Rights.
The Plan is intended to help preserve the Company’s ability to effectuate a separation of Centuri (a “Centuri Spin-Off Transaction”) that would be tax-free to the Company (the “Tax-Free Status”). While the Company intends that any spin-off of Centuri, if effected, would qualify as a tax-free transaction to the Company’s stockholders, the ability to effect a spin-off that is tax-free to the Company (as opposed to its stockholders) could be lost if certain stock purchases (including by existing or new holders in the open market) are treated as part of a plan pursuant to which one or more persons directly or indirectly acquire a 50% or greater interest in the Company (a “355 Ownership Change”) within applicable time periods for purposes of Section 355(e) of the Internal Revenue Code. The Company believes that there is minimal capacity for changes in the ownership of its stock before a 355 Ownership Change could occur. The Plan is intended to restrict the acquisitions of Company stock that could cause a 355 Ownership Change and could impair the Company’s ability to effectuate a Centuri Spin-Off Transaction that has Tax-Free Status.
The Company is also considering other taxable transaction alternatives that may use the Company’s available net operating losses to offset the tax impact in certain cases, including, among other potential structures, a potential sell-down of shares of Centuri common stock held by the Company following an initial public offering of Centuri. As of December 31, 2022 and 2023, the Company had a U.S. federal net operating loss carryforward of $932.8 million and $1.03 billion, respectively.
The Company remains committed to separating Centuri and continues to assess the value of a potential tax-free Centuri Spin-Off Transaction, either following, or in lieu of, a potential initial public offering by Centuri as well as other transaction alternatives.
The following description of the Plan and the Rights is qualified in its entirety by reference to the full text of the Plan, which is attached to this to this Proxy Statement as Appendix B. Please read the Plan in its entirety as the discussion below is only a summary.

The Rights
Each Right, if and when exercisable, entitles the registered holder to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock of the Company (the “Series A Preferred”), at a purchase price of $300.00 (the “Purchase Price”), subject to adjustment.
Distribution Date
Subject to certain exceptions, until the Distribution Date (as defined below), the Rights will not be exercisable and will be transferred with and only with the Common Stock, and any transfer of Common Stock will constitute a transfer of the associated Rights.
The “Distribution Date” means the earlier of:
a.ten business days after the public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person; and
Southwest Gas Holdings 2024 Notice and Proxy 83

b.such date (prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person), if any, as may be determined by the Board following the commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person.
Acquiring Person
Under the Plan, an “Acquiring Person” means any person or group of affiliated or associated persons that acquires 4.9% (or, in the case of a passive investor, 9.9%, or, in the case of the Icahn Group, the applicable amounts set forth below) or more of the outstanding Common Stock, except in certain situations specified in the Plan.
Neither the Icahn Group nor any member of the Icahn Group will be an Acquiring Person until the Icahn Group, any member of the Icahn Group or any of their affiliated or associated persons acquires more than 24.9% of the outstanding Common Stock or, following the termination or expiration of the Cooperation Agreement or the occurrence of the Icahn Ownership Event, more than the greater of (x) 4.9% of the outstanding Common Stock or (y) the number of shares owned by the Icahn Group at the time of such termination, expiration or occurrence; provided, that the Icahn Group, the members of the Icahn Group and their affiliated and associated persons shall be an Acquiring Person if, after the expiration or termination of the Cooperation Agreement or the occurrence of the Icahn Ownership Event, any of them acquires any additional Common Stock, unless upon acquiring such additional Common Stock none of them owns 4.9% or more of the outstanding Common Stock, except in certain situations specified in the Plan. For these purposes, “Icahn Ownership Event” means that the Icahn Group, together with its affiliates, owns less than 50% of 5,089,703 shares of Common Stock, subject to adjustment as provided in the Cooperation Agreement.
Exercisability
After the Distribution Date, the Rights will separate from the Common Stock, and each Right will be exercisable to purchase from the Company one ten-thousandth of a share of Series A Preferred for the Purchase Price.

Consequences of a Person or Group Becoming an Acquiring Person

a.Flip-In Trigger. If any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will become null and void) will thereafter have the right to receive upon exercise of a Right shares of Common Stock having a market value of two times the Purchase Price.
b.Flip-Over Trigger. If, after any person or group has become an Acquiring Person, the Company is acquired in a merger, consolidation or combination or 50% or more of its consolidated assets, cash flow or earning power are transferred, provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void) will thereafter have the right to receive upon the exercise of a Right shares of common stock of the person (or its parent) with whom the Company has engaged in the foregoing transaction having a market value of two times the Purchase Price.
c.Exchange Feature. At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by an Acquiring Person of 50% or more of the outstanding Common Stock, the Board may exchange the Rights (other than Rights owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void), in whole or in part, for shares of Common Stock or fractions of Series A Preferred (such a share of Common Stock or a fraction of Series A Preferred, as applicable, an “Exchange Security”), at an exchange ratio of one Exchange Security per Right.
Expiration
If the Company’s stockholders approve the Plan, the Rights will expire on the earliest of (i) the close of business on the date that is two years after the date on which the Centuri Spin-Off Transaction is consummated (consistent with a presumption period for testing for a 355 Ownership Change), (ii) the close of business on the date on which the Board determines to no longer pursue the Centuri Spin-Off Transaction or that the Centuri Spin-Off Transaction will not be consummated with Tax-Free Status, (iii) the time at which the Rights are
84 Southwest Gas Holdings 2024 Notice and Proxy

redeemed or exchanged pursuant to the Plan, or (iv) the time at which the Board determines that there is no longer a risk of a 355 Ownership Change occurring or that a 355 Ownership Change would not in any material respect adversely impact or otherwise impair the Tax-Free Status.
If the Company’s stockholders do not approve the Plan, the Rights will expire at the close of business on the first business day following the certification of the voting results of the Annual Meeting.
Process to Seek Exemption
The Plan includes procedures by which the Board will consider requests from any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person beneficially owning 4.9% (9.9% in the case of a passive investor or, in the case of the Icahn Group or any member of the Icahn Group, the applicable amounts set forth in the Plan) or more of the then outstanding shares of Common Stock.
Redemption of the Rights and Amendment
At any time before the Distribution Date, the Board may redeem the Rights in whole, but not in part, for $0.0001 per Right.
For so long as the Rights are then redeemable, the Company may amend the Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Plan in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof).

Vote Required
The affirmative vote of a majority of the votes cast by holders of shares of Common Stock that are present virtually or by proxy at the Annual Meeting is necessary to approve the Tax-Free Spin Protection Plan.
Southwest Gas Holdings 2024 Notice and Proxy 85

AUDIT COMMITTEE INFORMATION
SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 5 on the Proxy Card)

The Board Recommends a Vote “FOR” Auditor Ratification

General
The Audit Committee (“Committee”) selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2024, subject to ratification of the selection by the stockholders. PricewaterhouseCoopers LLP has been the Company’s independent public accounting firm since 2002. To the Committee’s knowledge, at no time has PricewaterhouseCoopers LLP had any direct or indirect financial interest in or connection with the Company or any of our subsidiaries other than for services rendered to the Company as described below.
The Committee is composed of Independent Directors and meets periodically with the Company’s internal auditors and independent registered public accounting firm to review the scope and results of the audit function and the policies relating to auditing procedures. In making its annual recommendation, the Committee reviews both the audit scope and proposed fees for the coming year.
The affirmative vote of a majority of the shares represented and voting at the Annual Meeting or by proxy is necessary to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company. If the selection of PricewaterhouseCoopers LLP is not ratified by stockholders, the Committee will review its future selection of the independent registered public accounting firm in light of the results of the vote. Even if the selection is ratified, the Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if the Committee determines that such change would be appropriate.
During fiscal years 2022 and 2023, PricewaterhouseCoopers LLP provided the following audit, audit-related and other professional services for the Company. The cost and description of these services are as follows:

	2022 ($)	2023 ($)
Audit Fees(1)	4,689,000	5,962,000
Audit-Related Fees(2)	782,000	93,000
Tax Fees(3)	1,102,000	1,414,000
All Other Fees(4)	4,700	900
(1)The services include the audit of the annual financial statements included in the Company’s Annual Report on Form 10-K; the reviews of unaudited quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q; subsidiary audits; consultation; comfort letters and consents for various financings and SEC filings; the assessment of the Company’s internal control over financial reporting; audit procedures in preparation for the pending Centuri separation; as well as audit procedures following recent business acquisitions/dispositions; and implementation of new technology systems.
(2)The services include regulatory audits and regulatory compliance, evaluations of the adoption of new accounting standards, financial due diligence related to the Board’s evaluation of strategic alternatives for the Company and its subsidiaries, and pre-implementation reviews for new technology systems.
(3)The services include corporate tax return reviews and corporate tax planning and advice, including tax services associated with the Board’s decision to pursue a separation of Centuri. The independent registered public accounting firm’s independence is assessed with respect to tax planning and advice services to be provided, including in light of the prohibition on representing the Company on tax matters before any regulatory or judicial proceeding or providing tax services to Company executives or directors.
(4)The services include permitted advisory services with regard to use of automated tools such as a disclosure checklist, which were not the subject of audit or audit-related services performed.

Under the Committee’s charter, the Committee must preapprove all Company engagements of PricewaterhouseCoopers LLP, unless an exception exists under the provisions of the Exchange Act or applicable SEC rules. At the beginning of each audit cycle, the Committee evaluates the anticipated engagements of the independent registered public accounting firm, including the scope of work proposed to be
86 Southwest Gas Holdings 2024 Notice and Proxy

performed and the proposed fees, and approves or rejects each service, consistent with its preapproval policy, taking into account whether the services are permissible under applicable laws and the possible impact of each nonaudit service on PricewaterhouseCoopers LLP’s independence from management. The Committee also considers whether the independent registered public accounting firm is best positioned to provide effective and efficient service, and whether the service may enhance the Company’s ability to manage and control risk or improve audit quality. Throughout the year, the Committee reviews updates of the actual services provided and fees charged by PricewaterhouseCoopers LLP.
Requests for the independent registered public accounting firm to provide additional services are presented to the Committee by the Company’s Chief Financial or Accounting Officer, on an as-needed basis. The Committee has delegated to the chairperson of the Committee the authority to evaluate and approve engagements on the Committee’s behalf in the event that a need arises for preapproval between Committee meetings. Approval of additional services will be made consistent with the preapproval policy and will be presented to the Committee for ratification at its next scheduled meeting.
Since the effective date of the preapproval process, the Committee has approved, in advance, each new engagement of PricewaterhouseCoopers LLP, and none of those engagements made use of the de minimis exception to the preapproval requirement contained in the SEC rules.
Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Stockholders. They will have the opportunity to make statements, if they are so inclined, and will be available to respond to appropriate questions.
Southwest Gas Holdings 2024 Notice and Proxy 87

AUDIT COMMITTEE REPORT
The Committee is composed of six members of the Board. The Board determined that each member of the Committee qualifies as independent under the independence standards of the NYSE and the SEC.
The Committee assists the Board in fulfilling its oversight responsibility by reviewing the financial information provided to stockholders and others, the system of internal control that management and the Board have established, and the audit process. Management is responsible for the Company’s consolidated financial statements, for maintaining effective internal control over the Company’s financial reporting, and for its assessment of the effectiveness of internal control over financial reporting. PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is required to plan and perform an integrated audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects, and to issue a report thereon. The Committee’s role and responsibilities are to monitor and oversee these processes as set forth in a written Committee charter adopted by the Board. The Committee charter is available on the Company’s website at www.swgasholdings.com. The Committee reviews and assesses the adequacy of the charter at least annually and recommends any changes to the Board for approval.
In fulfilling the Committee’s responsibilities for 2023, the Committee:
▪Reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023, with management and PricewaterhouseCoopers LLP;
▪Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
▪Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the PCAOB regarding their communications with the Committee concerning independence, and the Committee discussed with PricewaterhouseCoopers LLP its independence.
Based on the review and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2023, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC.
Audit Committee
A. Randall Thoman (Chair)
E. Renae Conley
Andrew W. Evans
Jane Lewis-Raymond
Carlos A. Ruisanchez
Leslie T. Thornton

88 Southwest Gas Holdings 2024 Notice and Proxy

SUBMISSION OF STOCKHOLDER PROPOSALS
Our Bylaws establish an advance notice procedure for stockholders to make director nominations for consideration at the Company’s annual meetings of stockholders. Director nominee proposals for the 2025 Annual Meeting must be received in writing by the Company on or before November 18, 2024. Any proposal to nominate a director to our Board of Directors must set forth the information required by the Company’s Bylaws. See “Governance of the Company - Selection of Directors” for a summary of these requirements.
Stockholders may submit other business proposals for consideration at the Company’s annual meetings of stockholders. In order for a stockholder business proposal to be considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting, it must be in such form as is required by Rule 14a-8 of the Exchange Act and received by the Company on or before November 18, 2024. Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than March 3, 2025 and must also comply with the additional requirements of Rule 14a-19(b).
A business proposal submitted by a stockholder pursuant to our Bylaws and outside of the process of Rule 14a-8 for the 2025 Annual Meeting must be received by us no later than November 18, 2024, and must set forth the information required by the Company’s Bylaws.

OTHER MATTERS TO COME BEFORE THE MEETING
If any business not described in this Proxy Statement should come before the Annual Meeting for your consideration, it is intended that the shares represented by our proxies will be voted at their discretion. As of the date of this Proxy Statement, we know of no other matter which might be presented for stockholder action at the meeting.

By Order of the Board of Directors

Thomas E. Moran Vice President, General Counsel and Corporate Secretary
Southwest Gas Holdings 2024 Notice and Proxy 89

APPENDIX A

2024 OMNIBUS INCENTIVE PLAN

1.Purposes of the Plan. The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company.

2.Definitions. The following definitions shall apply as used herein and in the individual Award Agreements, except as defined otherwise in an individual Award Agreement. If a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

a.“Applicable Laws” means the requirements applicable to the Plan and Awards under (i) any U.S. or non-U.S. federal, state or local law, statute, ordinance, rule, regulation or published administrative guidance or position, (ii) the rules of any stock exchange or national market system and (iii) generally accepted accounting principles or international financial reporting standards.

b.“Award” means any Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Share, Restricted Stock Unit, Performance Stock Unit or Other Award.

c.“Award Agreement” means any written agreement or other instrument evidencing the grant of an Award, including any amendments thereto.

d.“Beneficial Ownership” has the meaning defined in Rule 13d-3 under the Exchange Act.

e.“Board” means the Board of Directors of the Company.

f.“Cause” means, with respect to the termination by the Company or a Related Entity of a Participant’s Continuous Service, unless provided otherwise in the Participant’s Award Agreement, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Participant and the Company or such Related Entity, or, in the absence of such then-effective written agreement and definition, the Participant’s:

i.conviction of, or agreement to a plea of nolo contendere to, a felony, or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary;

ii.conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise;

iii.willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company;

iv.breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary; or

v.violation of the Company’s code of conduct.

g.    “Change in Control” means the occurrence of any of the following events after the Effective Date:

i.the acquisition by any Person of Beneficial Ownership of securities possessing more than 30% of the total combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this Subsection (i), the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company; (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (3) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of Subsection (ii) below;

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ii.consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a “Corporate Transaction”), in each case, unless, following such Corporate Transaction, (A) all or substantially all of the individuals and entities that had Beneficial Ownership of the Company’s outstanding securities immediately prior to such Corporate Transaction have Beneficial Ownership, directly or indirectly, of more than 50% of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation or other entity resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company’s then outstanding equity securities and the combined voting power of the then outstanding voting securities, (B) no Person (excluding any employee benefit plan or related trust of the Company, a Related Entity or a corporation or other entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of the corporation resulting from such Corporate Transaction or the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership of the Company existed prior to the Corporate Transaction and (C) at least a majority of the members of the board of directors of the corporation (or other governing board of a non-corporate entity) resulting from such Corporate Transaction were members of the Incumbent Board (as defined in Subsection (iii)) at the time of the execution of the initial agreement, or of the action of the Board, providing for such Corporate Transaction;

iii.within any 24-month period, individuals who, as of the date the Plan was adopted, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director after the date the Plan was adopted whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least 3/4 of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

iv.the voluntary or involuntary liquidation, dissolution or winding up of the Company.

Notwithstanding the foregoing, a transaction (or series of transactions) will not constitute a Change in Control under (i) – (iv) above if:

A.unless otherwise determined by the Committee, it occurs by virtue of (1) any merger or consolidation of the Company with or into another entity as the result of which both (x) the Company becomes subject to, or the Company becomes a wholly-owned subsidiary of an entity that is subject to, the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 and (y) in which the shares of capital stock of the Company outstanding immediately prior to the relevant transaction(s) continue to represent, or are converted into or exchanged for voting securities that represent, immediately following such transaction(s), at least 50%, by voting power, of the voting securities of (I) the surviving or resulting entity or (II) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such transaction, the direct or indirect parent entity of such surviving or resulting entity or (2) a financing of the Company for capital raising purposes that is approved by the Board;

B.its primary purpose is to change the jurisdiction of the Company’s incorporation; or

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C.to the extent necessary to avoid the imposition of taxes or penalties under Section 409A, it is not a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5).

h.    “Code” means the Internal Revenue Code of 1986.

i.    “Committee” means the Compensation Committee of the Board, or a committee of two or more directors designated by the Board to administer the Plan. Once appointed, the Committee shall continue to serve in its designated capacity until otherwise directed by the Board or the Committee.

j.    “Company” means Southwest Gas Holdings, Inc., a Delaware corporation.

k.    “Consultant” means any natural person and other permitted recipients under the Applicable Laws (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

l.    “Continuous Service” means that the provision of services to the Company and any Related Entities in any capacity as an Employee, Director or Consultant is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company or any Related Entity in any capacity as an Employee, Director or Consultant or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity as an Employee, Director or Consultant (in each case, except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Committee, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award. An approved leave of absence shall include sick leave, military leave or any other authorized personal leave. For purposes of an Incentive Stock Option, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then, solely for purposes of determining whether the Option qualifies as an Incentive Stock Option, employment will be deemed terminated on the first day immediately following such three-month period and the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the date that is three months and one day following such deemed termination of employment.

m.    “Director” means a member of the Board or the board of directors or board of managers of any Related Entity.

n.    “Disability” means such term (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which a Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Related Entity to which the Participant provides services does not have a long-term disability policy in place, “Disability” means that the Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Participant will not be considered to have incurred a Disability unless the Participant furnishes proof of such impairment sufficient to satisfy the Committee in its discretion.

o.    “Dividend Equivalent Right” means a right granted under the Plan entitling the Participant to compensation measured by dividends paid to stockholders with respect to Shares.

p.    “Employee” means any employee of the Company or any Related Entity.

q.    “Exchange Act” means the Securities Exchange Act of 1934.

r.    “Fair Market Value” means, as of any date, the value of a Share determined as follows:

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i.if the Shares are listed on one or more established stock exchanges or national market systems, the closing sales price during regular trading hours for a Share (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Shares are listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported);

ii.if the Shares are regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, the closing sales price for a Share as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value shall be the mean between the high bid and low asked prices for a Share on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported); or

iii.in the absence of an established market for the Shares of the type described in (i) and (ii) above, the Fair Market Value shall be determined by the Committee in good faith and in a manner consistent with Applicable Laws.

s.    “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

t.    “Non-Qualified Stock Option” means an Option that is not intended to, or that does not, qualify as an incentive stock option within the meaning of Section 422 of the Code.

u.    “Option” means an option to purchase Shares granted under the Plan.

v.    “Other Award” means an entitlement to Shares or cash (other than an Option, SAR, Restricted Stock, Performance Share, Restricted Stock Unit or Performance Stock Unit) granted under the Plan that may or may not be subject to restrictions upon issuance, as established by the Committee, including, without limitation, unrestricted Shares and deferred stock units.

w.    “Parent” means a “parent corporation,” whether now or hereafter existing, of the Company, as defined in Section 424(e) of the Code.

x.    “Participant” means an Employee, Director or Consultant who receives an Award under the Plan (and any permitted transferee of an Award or Shares).

y.    “Performance Goal” has the meaning set forth in Section 6(c).

z.    “Performance Share” means an Award of Restricted Stock with performance-based vesting conditions.

aa.    “Performance Stock Unit” means an Award of Restricted Stock Units with performance-based vesting conditions.

bb.    “Person” means any natural person, entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act).

cc.    “Plan” means this Southwest Gas Holdings, Inc. 2024 Omnibus Incentive Plan, as may be amended, modified or restated from time to time.

dd. “Prior Plan” means the Southwest Gas Holdings, Inc. 2017 Omnibus Incentive Plan.

ee. “Post-Termination Exercise Period” means, with respect to an Option or SAR, the period commencing on the Termination Date and ending on the date specified in the Award Agreement during which the vested portion of the Option or SAR may be exercised.

ff.    “Related Entity” means any (i) Parent or Subsidiary and (ii) other entity controlling, controlled by or under common control with the Company.

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gg.    “Restricted Stock” means Shares issued under the Plan to the Participant for such consideration, if any, and subject to specified restrictions on transfer, forfeiture provisions and other specified terms and conditions.

hh.     “Restricted Stock Unit” means a right granted under the Plan entitling the Participant to receive the value of one Share in cash, Shares or a combination thereof.

ii.    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act.

jj.    “SAR” means a stock appreciation right granted under the Plan entitling the Participant to Shares or cash or a combination thereof, as measured by appreciation in the value of a Share.

kk.     “Section 409A” means Section 409A of the Code.

ll.    “Securities Act” means the Securities Act of 1933.

mm. “Share” means a share of the common stock of the Company.

nn.    “Subsidiary” means any corporation in which the Company owns, directly or indirectly, at least 50% of the total combined voting power of all classes of stock, or any other entity (including partnerships and joint ventures) in which the Company owns, directly or indirectly, at least 50% of the combined equity thereof; provided, however, that for purposes of determining whether any individual may be a Participant for purposes of any grant of an Incentive Stock Option, “Subsidiary” shall have the meaning ascribed to such term in Section 424(f) of the Code.

oo.    “Termination Date” means the date of termination of a Participant’s Continuous Service, subject to Section 7(c)(ii).

3.    Shares Subject to the Plan.

a.Subject to Section 10, the maximum number of Shares that may be issued pursuant to all Awards is 2.2 million Shares, plus any Shares underlying awards granted under the Prior Plan that are forfeited, canceled or expire without the issuance of Shares or that otherwise would have become available for issuance under this Plan had the Prior Plan award been granted under this Plan, as described in Section 3(b). Subject to the provisions of Section 10, below, the maximum number of Shares available for issuance pursuant to Incentive Stock Options shall be 2.2 million Shares. The Shares to be issued pursuant to the Awards may be authorized, but unissued, or reacquired Shares. As of the date stockholders initially approve the Plan, the Company shall cease granting awards under the Prior Plan; however, awards granted under the Prior Plan shall remain subject to the terms of the Prior Plan.

b.Any Shares covered by an Award (or portion of an Award) that (i) is forfeited, is canceled or expires (whether voluntarily or involuntarily) without the issuance of Shares or (ii) is granted in settlement or assumption of, or in substitution for, an outstanding award pursuant to Section 6(e), shall be deemed not to have been issued for purposes of determining the maximum number of Shares that may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, such Shares shall become available for future issuance under the Plan. For the avoidance of doubt, the following Shares may not again be made available for issuance as Awards under the Plan: Shares covered by an Award that are surrendered or withheld (i) in payment of the Award’s exercise or purchase price (including pursuant to the “net exercise” of an Option pursuant to Section 7(b)(vi)), (ii) in satisfaction of tax withholding obligations with respect to an Award, or (iii) Shares repurchased on the open market with the proceeds of any Option exercise price. If a SAR payable in Shares is exercised, such exercise shall reduce the maximum aggregate number of Shares which may be issued under the Plan by the gross number of Shares subject the SAR (or, if less than the entire SAR is exercised, by the gross number of Shares subject to the portion of the SAR that is exercised). Additionally, each award granted under the Prior Plan that is outstanding as of the date the Plan is approved by the Company’s stockholders will be treated as an “Award” for purposes of this Section 3, such that Shares covered by such award (or portion of such award) will be added to the Plan’s authorized Share limit if the award (or a
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portion of such award) is forfeited, is canceled or expires (whether voluntarily or involuntarily) without the issuance of Shares.

4.    Administration of the Plan.

a.Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other laws that may be or become Applicable Laws, the Committee shall have the authority, in its sole and absolute discretion:

i.to select the Employees, Directors and Consultants to whom Awards may be granted;

ii.to determine whether, when and to what extent Awards are granted;

iii.to determine the number of Shares or the amount of cash or other consideration to be covered by each Award;

iv.to approve forms of Award Agreements;

v.to determine the terms and conditions of any Award, including the vesting schedule, forfeiture provisions, payment contingencies, purchase price and any Performance Goal, and whether to waive or accelerate any such terms and conditions;

vi.to determine whether and when an Award vests and Performance Goals are achieved;

vii.to adjust Performance Goals or performance results to take into account changes in law, accounting or tax rules, or transactions or other extraordinary, unforeseeable, nonrecurring or infrequently occurring events or circumstances as the Committee deems necessary or appropriate to avoid windfalls or hardships;

viii.to grant Awards to Employees, Directors and Consultants residing outside the U.S. or to otherwise adopt or administer such procedures or sub-plans on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan or comply with Applicable Laws;

ix.to amend the terms of any outstanding Award, subject to Section 13(c);

x.to determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee;

xi.to establish one or more programs under the Plan to permit selected Participants to exchange an Award for one or more other types of Awards on such terms and conditions as determined by the Committee;

xii.to establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants;

xiii.to construe and interpret the terms of the Plan and Awards, including any Award Agreement;

xiv.to approve corrections in the documentation or administration of any Award; and

xv.to take such other action, not inconsistent with the terms of the Plan, as the Committee deems appropriate.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision or interpretation made, or action taken, by the
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Committee in connection with the administration of the Plan shall be final, conclusive and binding on all Participants.

b.    Delegation of Authority. The Board or Committee may delegate any or all of its powers and duties under the Plan to a subcommittee of Directors or to one or more officers or Employees of the Company, including the power to perform administrative functions and grant Awards; provided, that such delegation does not (i) violate Applicable Law, or (ii) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. Any such delegation shall not limit the right of such subcommittee members or such an officer or Employee to receive Awards; provided, however, that such subcommittee members and any such officer or Employee may not grant Awards to himself or herself, a member of the Board, or any officer of the Company or Related Entity, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or any officer of the Company or Related Entity.

c.    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as officers or Employees, members of the Board and any officers or Employees to whom authority to act for the Board, the Committee or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by Applicable Laws on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such individual is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within 30 days after the institution of such claim, investigation, action, suit or proceeding, such individual shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

d.    No Repricing of Options or SARs. Except as otherwise provided in Sections 10 and 11 hereof, the Committee shall not (a) reduce the per Share exercise price of an Option or base amount of a SAR previously awarded to any Participant, (b) cancel, surrender, replace or otherwise exchange any outstanding Option or SAR when the Fair Market Value of a Share underlying such Option or SAR is less than its per Share exercise price or base amount for a new Option or SAR, another Award, cash, Shares or other securities or (c) take any other action that is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, without the requisite prior affirmative approval of the stockholders of the Company.

5.    Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to employees of the Company or a Parent or Subsidiary; provided, however, that any such individual must be an “employee” of the Company or any of its Parents or Subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual is granted an Award that may be settled in Shares. An individual on leave of absence may be an eligible person pursuant to this Plan. Notwithstanding the foregoing, any Option or SAR intended to qualify as an exempt “stock right” under Section 409A may only be granted with respect to “service recipient stock” (as defined in Section 409A).

6.     Terms and Conditions of Awards.

a.Types of Awards. The Committee may award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR or a similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events or the satisfaction of Performance Goals or other conditions. Such awards may include Options, SARs, Restricted Stock, Performance Share, Restricted Stock Units,
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Performance Stock Units, Other Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two or more of them in any combination.

b.Dividends and Dividend Equivalent Rights. Dividends may be granted in connection with Restricted Stock and Performance Shares, and Dividend Equivalent Rights may be granted in connection with Awards other than Options, SARs, Restricted Stock and Performance Shares; provided, that dividends and Dividend Equivalent Rights shall be accrued (without interest and earnings) and will only be paid if and to the extent the Award (or portion of the Award to which the dividend or Dividend Equivalent Right relates) vests. Unless otherwise provided in an Award Agreement, the Committee may determine to pay such dividends or Dividend Equivalent Rights in cash or to convert dividends or Dividend Equivalent Rights into additional Awards.

c.Conditions of Award. Vesting, payment, settlement and other entitlements with respect to an Award may be conditioned upon such items or events as the Committee may determine, including the passage of time, Continuous Service, the occurrence of one or more events or the satisfaction of one or more Performance Goals selected by the Committee, either individually, alternatively or in any combination, applied to the Company, one or more Related Entities and/or a business unit, group, division of the Company or one or more Related Entities, and measured over an annual or other period, on an absolute or relative basis, as specified by the Committee. With respect to Performance Shares, Performance Stock Units or other performance-based Awards, the Committee may establish one or more performance goals (a “Performance Goal”) and the period over which performance is measured. For purposes of establishing the Performance Goals, the Committee may select any one or more performance criteria, including, without limitation, the following: return on equity; earnings per share; return on gross or net assets; return on gross or net revenue; pre- or after-tax net income; earnings before interest, taxes, depreciation and amortization; earnings before interest, taxes and amortization; operating income; revenue growth; consolidated pre-tax earnings; net or gross revenues; net earnings; earnings before interest and taxes; cash flow; earnings per share; enterprise value; fleet in-market availability; safety criteria; environmental criteria; revenue growth; cash flow from operations; return on sales; earnings per share from continuing operations, diluted or basic; earnings from continuing operations; net asset turnover; capital expenditures; income before income taxes; gross or operating margin; return on total assets; return on invested capital; return on investment; return on revenue; market share; economic value added; cost of capital; expense reduction levels; cost or expense management; stock price; productivity; customer satisfaction; employee satisfaction; or total shareholder return, all subject to such rules and conditions as the Committee may establish. Performance Goals may be expressed in absolute or relative terms (e.g., to prior performance of the Company, any Affiliates, or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. Performance criteria shall be defined in the Committee’s discretion and may include or exclude any or all of the following or other items, as the Committee may specify: effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring, productivity initiatives or new business initiatives; non-operating items; acquisition expenses; and effects of divestitures.

d.Designation of Options. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. Any Option designated as an Incentive Stock Option shall comply with the requirements of Section 422 of the Code. Notwithstanding any designation as an Incentive Stock Option, to the extent the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan or any other stock plan maintained by the Company or any of its affiliates) exceeds $100,000, such excess Options shall be treated as Non-Qualified Stock Options. If the Code is amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

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e.Acquisitions and Other Transactions. The Committee may issue Awards in settlement or assumption of, or in substitution for, outstanding awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction. Any Shares issuable pursuant to such Awards shall not be counted against the Share limit set forth in Section 3(a). Additionally, if the Shares are listed on one or more established stock exchanges or national market systems, available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect such acquisition) may be used for Awards under the Plan and shall not be counted against the Share limit set forth in Section 3(a), except, to the extent applicable, as required by the rules of any applicable stock exchange.

f.Terms of Award. The terms of each Award, if any, shall be the terms stated in the Award Agreement; provided, however, that the term of an Option or SAR shall be no more than 10 years from the grant date. In the case of an Incentive Stock Option granted to a Participant who, on the grant date, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary, the terms of the Incentive Stock Option shall be no more than five years from the grant date. Notwithstanding the foregoing, the specified terms of any Award shall not include any period for which the Participant has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

g.Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. Awards other than Incentive Stock Options shall be transferable (i) by will or by the laws of descent and distribution, (ii) during the lifetime of the Participant, to the extent and in the manner authorized by the Committee, but only to the extent such transfers are made in accordance with Applicable Laws to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Participant, and (iii) as otherwise expressly permitted by the Committee and in accordance with Applicable Laws.

h.Grant Date of Awards. The grant date of an Award shall, for all purposes, be the date on which the Committee makes the determination to grant such Award, or such later date as determined by the Committee.

i.Deferral of Award Payment. The Company may establish one or more programs to permit selected Participants the opportunity to elect to defer receipt of consideration to be received under an Award, other than an Award of Options or SARs. The Company may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Company deems advisable for the administration of any such deferral program and to achieve compliance with any applicable rules of Section 409A.

j.Non-Employee Director Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value of Awards (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation – Stock Compensation, as amended or any successor accounting standard (“ASC Topic 718”)) that may be granted during any calendar year to any Director who is not an Employee, when combined with cash compensation paid by the Company to such Director with respect to the same calendar year (whether or not such cash compensation is deferred), shall not exceed $750,000; provided, that the limit set forth in this sentence shall be $1,000,000 in the calendar year in which a Director who is not an Employee commences service on the Board,. This limit will not be increased except with stockholder approval.

7.    Exercise Price, Base Amount, Consideration and Taxes.

a.Exercise Price and Base Amount. The per Share exercise price of an Option and the base amount of a SAR shall be such price as determined by the Committee in accordance with Applicable Laws; provided, that, other than an Option or SAR issued pursuant to Section 6(e) or
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adjusted pursuant to Section 10, the per Share exercise price of an Option and the base amount of a SAR shall not be less than the Fair Market Value on the grant date and, in the case of an Incentive Stock Option granted to an Employee who, on the grant date, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall not be less than 110% of the Fair Market Value on the grant date. Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), the exercise price, base amount or purchase price shall be determined in the manner described in the definitive transaction agreement to which the Company is party (or if there is no such agreement, in the manner determined by the Committee).

b.Consideration. In addition to any other types of consideration the Committee may determine, the Committee is authorized to accept as consideration for the exercise price of Options, and subject to Applicable Laws, the following:

i.cash;

ii.check;

iii.wire transfer;

iv.surrender of Shares, or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require, that have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise or purchase price of the Award;

v.if the exercise occurs when the Shares are listed on one or more established stock exchanges or national market systems, payment through a broker-assisted cashless exercise program;

vi.payment through a “net exercise” procedure established by the Company such that, without the payment of any funds, the Participant may exercise the Option and receive the net number of Shares equal to (A) the number of Shares as to which the Option is being exercised, multiplied by (B) a fraction, the numerator of which is the Fair Market Value on the exercise date less the exercise price per Share, and the denominator of which is such Fair Market Value (with the number of net Shares to be received rounded down to the nearest whole number of Shares); or

vii.any combination of the foregoing methods of payment.

The Committee may grant Awards that do not permit all of the foregoing forms of consideration to be used in payment for the Shares or that otherwise restrict one or more forms of consideration.

c. Taxes.

i.A Participant shall, no later than the date as of which taxes are required by Applicable Laws to be withheld with respect to an Award, pay to the Company or a Related Entity, or make arrangements satisfactory to the Committee regarding payment of, such withholding taxes. The obligations of the Company under the Plan shall be conditional on the making of such payment or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Committee may require or may permit a Participant to elect that the withholding requirement be satisfied in whole or in part, by having the Company withhold or by tendering to the Company, Shares having a Fair Market Value equal to the minimum statutory withholding with respect to an Award or such greater amount that is permitted by Applicable Law, provided such greater amount does not exceed the maximum statutory rates in the applicable jurisdictions or cause adverse accounting consequences for the Company. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to an Award.

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ii.The Plan and Awards (and payments and benefits thereunder) are intended to be exempt from, or to comply with, Section 409A, and, accordingly, to the maximum extent permitted, the Plan, Award Agreements and other agreements or arrangements relating to Awards shall be interpreted accordingly. Notwithstanding anything to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A, (A) a Participant shall not be considered to have terminated Continuous Service and no payment or benefit shall be due to the Participant under the Plan or an Award until the Participant would be considered to have incurred a “separation from service” from the Company and the Related Entities within the meaning of Section 409A and (B) if the Participant is a “specified employee” (as defined in Section 409A), amounts that would otherwise be payable and benefits that would otherwise be provided under the Plan or an Award during the six-month period immediately following the Participant’s separation from service shall instead be paid or provided on the first business day after the date that is six months following the Participant’s separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan or an Award shall be construed as a separate identified payment for purposes of Section 409A. The Company makes no representation that any or all of the payments or benefits provided under the Plan or an Award will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to any such payment or benefit. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A, and the Company, the Related Entities and their respective employees, officers, directors, agents and representatives (including legal counsel) will not have any liability to any Participant with respect to any taxes, penalties, interest or other costs or expenses the Participant or any related party may incur with respect to or as a result of Section 409A or for damages for failing to comply with Section 409A.

8.     Exercise of Options and SARs.

a.Procedure for Exercise.

i.An Option or SAR shall be exercisable at such times and under such conditions as determined by the Committee under the terms of the Plan and specified in the Award Agreement.

ii.An Option or SAR shall be deemed exercised when written notice of such exercise has been given to the Company (or a broker pursuant to Section 7(b)(vi)) in accordance with the terms of the Award by the Participant and, if applicable, full payment for the Shares with respect to which the Option or SAR is exercised has been made (together with applicable tax withholding).

b.     Exercise Following Termination of Continuous Service. If a Participant’s Continuous Service terminates, all or any portion of the Participant’s Options or SARs that were vested at the Termination Date (including any portion thereof that vested as a result of such termination) may be exercised during the applicable Post-Termination Exercise Period. Except as otherwise determined by the Committee or as set forth in the Participant’s Award Agreement, if the Participant’s Options or SARs are unvested on the Termination Date (and do not vest as a result of such termination), or if the vested portion of the Participant’s Options or SARs is not exercised within the applicable Post-Termination Exercise Period, the Options and SARs shall terminate.

i.Termination for Cause. Except as otherwise determined by the Committee or set forth in the Participant’s Award Agreement, upon the termination of the Participant’s Continuous Service for Cause, the Participant’s right to exercise an Option or SAR (whether vested or unvested) shall terminate concurrently with the termination of the Participant’s Continuous Service.

ii.Change in Status. If a Participant’s status changes from Employee to Consultant or non-Employee Director, the Employee’s Incentive Stock Option shall automatically become a Non-Qualified Stock Option on the day that is three months and one day following such change of status.

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iii.Termination Due to Disability. If a Participant’s Continuous Service terminates as a result of Disability, if such Disability is not a “permanent and total disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option, such Incentive Stock Option shall automatically become a Non-Qualified Stock Option on the day that is three months and one day following such termination.

9. Conditions upon Issuance of Shares. If the Committee determines that the delivery of Shares with respect to an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares with respect to an Award shall be suspended until the Committee determines that such delivery is lawful. An Incentive Stock Option may not be exercised until the Plan has been approved by the stockholders of the Company. The Company shall have no obligation to effect any registration or qualification of the Shares under Applicable Laws. A Participant’s right to exercise an Award may be suspended for a limited period of time if the Committee determines that such suspension is administratively necessary or desirable.

10. Adjustments upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, Applicable Laws and Section 11, (i) the number and kind of Shares or other securities or property covered by each outstanding Award, (ii) the number and kind of Shares that have been authorized for issuance under the Plan, (iii) the exercise price, base amount or purchase price of each outstanding Award, and (iv) any other terms that the Committee determines require adjustment, shall be proportionately adjusted for: (A) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares; (B) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; (C) any other transaction with respect to the Shares, including any distribution of cash, securities or other property to stockholders (other than a normal cash dividend), a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), a “corporate transaction” as defined in Section 424 of the Code or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration;” or (D) any change in the capital structure or business of the Company or other corporate transaction or event that would be considered an “equity restructuring” within the meaning of ASC 718 and, in each case, that would result in an additional compensation expense to the Company pursuant to the provisions of ASC Topic 718, if adjustments to Awards with respect to such event were discretionary or otherwise not required. Any such adjustments to outstanding Awards shall be effected in a manner that is intended to preclude the enlargement or diminution of rights and benefits under such Awards. Except as the Committee determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.    Change in Control. Unless provided otherwise in an Award Agreement or in another Company plan or agreement with a Participant, upon a merger, consolidation, reorganization or other transaction in which the Company does not survive or a Change in Control, all outstanding Awards shall, on such terms as may be approved by the Committee prior to such event, be continued, assumed or substituted (with appropriate adjustments, if applicable, to the number and kind of Shares or other securities or property and applicable exercise price, base amount or purchase price) by the continuing or surviving entity (or, if the continuing or surviving entity is a subsidiary of another entity immediately following such transaction, the ultimate direct or indirect parent entity of such surviving or resulting entity) or, if not continued, assumed or substituted, canceled in exchange for cash or property; provided, in each case, that the continuation, assumption, substitution or cancellation of the Award would not result in accelerated taxation and/or tax penalties under Section 409A; provided, further, that holders of Options and SARs shall be entitled to consideration in connection with the cancellation of such Awards only if the per-Share consideration exceeds the applicable exercise price or base amount, and to the extent that the per-Share consideration is less than or equal to the applicable exercise price or base amount, such Options and SARs shall be cancelled for no consideration. For clarity and without limiting the foregoing, treatment of a Participant’s Award in connection with a Change in Control may be specified in the Participant’s Award Agreement.

12.    Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Board pursuant to Section
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13(a), the Plan shall terminate on the tenth anniversary of the earlier of the date that the Plan is adopted or the date of stockholder approval.

13.    Amendment, Suspension or Termination of the Plan or Awards.

a.The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment required to be subject to stockholder approval.

b.No Award may be granted during any suspension of the Plan or after termination of the Plan.

c.No amendment, suspension or termination of the Plan or any Award shall materially adversely affect the Participant’s rights under an Award without the Participant’s written consent; provided, however, that an amendment or modification that (i) may cause an Incentive Stock Option to become a Non-Qualified Stock Option or (ii) the Committee considers, in its sole discretion, necessary or advisable to comply with, take into account or otherwise respond to Applicable Laws, shall not be treated as materially adversely affecting the Participant’s right under an outstanding Award.

14.    Clawback. The Plan and all Awards granted hereunder are subject to any written clawback policies that the Company, with the approval of the Board or an authorized committee thereof, may adopt or amend either prior to or following the Effective Date, including any policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the United States Securities and Exchange Commission and that the Company determines should apply to Awards. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

15.    Limitation of Liability. The Company is under no duty to ensure that Shares may legally be delivered under the Plan, and shall have no liability in the event such delivery of Shares may not be made.

16.    No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Participant any right with respect to the Participant’s Continuous Service, nor shall it interfere in any way with the Participant’s right or the right of the Company or any Related Entity to terminate the Participant’s Continuous Service at any time, with or without Cause, and with or without notice.

17. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a compensation or benefit plan, program or arrangement of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of such plans, programs or arrangements. The Plan is not a “pension plan” or “welfare plan” under the Employee Retirement Income Security Act of 1974.

18.    Unfunded Obligation. A Participant shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan or an Award shall be unfunded and unsecured obligations for all purposes, including Title I of the Employee Retirement Income Security Act of 1974. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, to create any trusts, or to establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, that the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee, the Company or any Related Entity and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company or a Related Entity. A Participant shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.    Construction. The following rules of construction shall apply to the Plan and Award Agreements. Captions and titles are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan or Award Agreement. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the word “or” is not intended to be exclusive, unless the context clearly requires otherwise. The words “include,” “includes” or
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“including” shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import. The words “writing” and “written” and comparable words refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. Any reference to any federal, state or other statute or law shall be deemed also to refer to such statute or law as amended, and to all rules and regulations promulgated thereunder. References to “stockholders” shall be deemed to refer to “shareholders” to the extent required by Applicable Laws. References to the Company or any Related Entity shall include such entity’s successors.

20. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or a Related Entity from taking any corporate action which is deemed by the Company or such Related Entity to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Employee, beneficiary or other person shall have any claim against the Company or any Related Entity as a result of any such action.

21.    Governing Law. Except as otherwise provided in an Award Agreement, the Plan, the Award Agreements and any other agreements or arrangements relating to Awards shall be interpreted and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of laws rules of such state, to the extent not preempted by federal law. If any provision of the Plan, the Award Agreements or any other agreements or arrangements relating to Awards is determined to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by Applicable Laws and the other provisions shall nevertheless remain effective and shall remain enforceable.

22.    Jurisdiction; Choice of Forum. Any suit, action or proceeding relating to or arising out of this Plan or any Award Agreement, or any judgment entered by any court of competent jurisdiction in respect thereof (a “Proceeding”), shall be brought only in the federal or state courts located in Las Vegas, Nevada. The Company and each Participant shall irrevocably and unconditionally (a) consent and submit to the exclusive jurisdiction of the courts of the State of Nevada, the United States District Court for the District of Nevada, and appellate courts having jurisdiction of appeals from any of the foregoing, and agree that all claims in respect of any such Proceeding shall be heard and determined in such Nevada court or, to the extent permitted by law, in such federal court, (b) waive any objection that the Company and each Participant may now or thereafter have to the venue or jurisdiction for any such Proceeding in any such court or that such Proceeding was brought in an inconvenient forum and agree not to plead or claim the same, and (c) agree that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party, in the case of a Participant, at the Participant’s address shown in the books and records of the Company or, in the case of the Company, at the Company’s principal offices, attention General Counsel.

* * *
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APPENDIX B

TAX-FREE SPIN PROTECTION PLAN

This Tax-Free Spin Protection Plan, dated as of November 5, 2023 (this “Plan”), is entered into by and between Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, as Rights Agent (the “Rights Agent”). All capitalized terms used in this Plan shall have the meanings ascribed to such terms in Section 1 or as otherwise defined elsewhere in this Plan.

RECITALS

WHEREAS, on November 3, 2023, the Board of Directors (the “Board”) of the Company adopted this Plan, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock outstanding at the close of business on November 17, 2023 (the “Record Date”), and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between (i) the Record Date and (ii) the earlier of (x) the Distribution Date and (y) the Expiration Date; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, each Right initially represents the right to purchase one ten-thousandth (subject to adjustment) of a share of Series A Junior Participating Preferred Stock, no par value per share (the “Series A Preferred”), of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series A Junior Participating Preferred Stock attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth;

WHEREAS, the Company is evaluating alternative transactions to separate from its wholly-owned subsidiary, Centuri Group, Inc. (the “Spin-Off Transaction”), including in a manner that could be tax-free to the Company pursuant to Section 355 of the Code (“Tax-Free Status”);

WHEREAS, the ability to effect the Spin-Off Transaction with Tax-Free Status could be lost if certain acquisitions of Common Stock are treated as part of a plan pursuant to which one or more persons acquire directly or indirectly a 50% or greater interest in the Company (a “355 Ownership Change”); and

WHEREAS, the Board believes that it is in the best interests of the Company and its stockholders that the Company preserve its ability to effectuate the Spin-Off Transaction with Tax-Free Status on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

1.1     “Acquiring Person” shall mean any Person who or which shall be the Beneficial Owner of (a) 4.9% or more of the Common Stock then outstanding or (b) in the case of a Passive Investor, 9.9% or more of the shares of Common Stock then outstanding, but in each case shall not include: (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall, after the first public announcement of this Plan, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to (A) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (B) a split or subdivision of the outstanding Common Stock or (C) an Exempt Acquisition), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 4.9% (9.9% in the case of a Passive Investor) or more of the Common Stock then outstanding.

Notwithstanding the foregoing, no Person shall be deemed to be or have become an “Acquiring Person” as the result of either (a) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% (9.9% in the case of a Passive Investor or, in the case of the Icahn Group or any member of the Icahn Group, the applicable amount set forth in the paragraph below) or more of the Common Stock then outstanding or (b) an Exempt Acquisition; provided, however, that if a Person would (but for the operation of the foregoing
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provisions of this sentence) become an Acquiring Person solely by reason of share purchases by the Company or an Exempt Acquisition and shall, after such share purchases by the Company or Exempt Acquisition, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (ii) a split or subdivision of the outstanding Common Stock or (iii) an Exempt Acquisition), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.9% (9.9% in the case of a Passive Investor or, in the case of the Icahn Group or any member of the Icahn Group, the applicable amount set forth in the paragraph below) or more of the Common Stock then outstanding .

Notwithstanding the foregoing, neither the Icahn Group nor any member of the Icahn Group shall be deemed to be or have become an “Acquiring Person” unless and until such time as the Icahn Group, any member of the Icahn Group or any of their respective Affiliates and Associates, after the first public announcement of this Plan, becomes the Beneficial Owner of, individually or in the aggregate, (a) solely during any period that the Cooperation Agreement remains in effect and the Icahn Ownership Event has not occurred, more than 24.9% of the shares of Common Stock then outstanding, or (b) following the termination or expiration of the Cooperation Agreement or the occurrence of the Icahn Ownership Event, more than the greater of (x) a number of shares of Common Stock equal to 4.9% of the shares of Common Stock then outstanding or (y) the number of shares Beneficially Owned by the Icahn Group at the time of such termination, expiration or occurrence (in which case, with respect to both clauses (a) and (b) of this paragraph, for the avoidance of doubt, the Icahn Group, each member of the Icahn Group and their respective Affiliates and Associates, individually and collectively, shall be treated as Acquiring Persons); provided, that, in any event, the Icahn Group, the members of the Icahn Group and each of their respective Affiliates and Associates, collectively, shall be deemed to be an Acquiring Person if, after the expiration or termination of the Cooperation Agreement or the occurrence of the Icahn Ownership Event, the Icahn Group, any member of the Icahn Group, or any of their respective Affiliates and Associates becomes the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (ii) a split or subdivision of the outstanding Common Stock or (iii) an Exempt Acquisition), unless upon acquiring such Beneficial Ownership, none of the Icahn Group, any member of the Icahn Group, or any of their Affiliates and Associates Beneficially Own, individually or in the aggregate, 4.9% or more of the Common Stock then outstanding.

Notwithstanding the foregoing, no Person shall be deemed to be or have become an “Acquiring Person” if (a) the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including because such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and (b) either (i) such Person divests as promptly as practicable (as determined, in good faith, by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, or (ii) the Board determines such acquisition to be an “Exempt Acquisition” pursuant to Section 28 notwithstanding the failure to deliver an Exemption Request.

For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Code Section 355 and the Treasury Regulations promulgated thereunder.

1.2    “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan.

1.3    “Annual Stockholder Meeting” shall mean the 2024 annual meeting of stockholders of the Company, or any adjournment thereof, duly held in accordance with the Amended and Restated Bylaws of the Company, as amended from time to time, the Certificate of Incorporation of the Company, as amended from time to time, and applicable law.

1.4    A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.4.1    which such Person Constructively Owns;
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1.4.2    which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.4.3 of this Plan and not under this Section 1.4.2;

1.4.3    of which any other Person is the Beneficial Owner, if such Person (a) has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company or (b) is a member of a “coordinating group” within the meaning of Treasury Regulations Section 1.355-7(h)(4) that includes such other Person; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (i) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (x) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (y) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (ii) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.4.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board may determine in any specific case; or

1.4.4    which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own (a) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person, until such tendered securities are accepted for purchase or exchange; (b) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (c) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.4, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, securities held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with securities owned by such Person pursuant to Code Section 355, or any successor provision or replacement provision and the Treasury Regulations thereunder.

No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.4), including in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.5    “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.6    “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.7    “Code” shall mean the Internal Revenue Code of 1986, as amended.

1.8    “Cooperation Agreement” shall mean the Amended and Restated Cooperation Agreement, dated as of October 24, 2022, by and among the Icahn Group and the Company (as it may be amended, modified, supplemented and/or amended and restated in accordance with the terms thereof from time to time).

106 Southwest Gas Holdings 2024 Notice and Proxy

1.9    “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $1.00 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.10    “Constructive Ownership” or “Constructively Owns” means ownership of Common Stock by reason of the aggregation or attribution rules of Code Section 355(e)(4)(C) or treated as owned for purposes of Code Section 355(e) by application of any other rule of law or interpretation thereof.

1.11    “Distribution Date” shall mean the earlier of (a) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date) or (b) such date (or, if such date occurs before the Record Date, the close of business on the Record Date), if any, prior to such time as any Person becomes an Acquiring Person, as may be determined by the Board, after the date of the commencement (within the meaning of Rule 14d-2 promulgated under the Exchange Act) by any Person (other than any Exempt Person) of, or of the first public announcement of the intention of any Person (other than any Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person (other than any Exempt Person) being or becoming an Acquiring Person.

1.12    “Exempt Acquisition” shall mean any increase in Beneficial Ownership by any holder of one or more additional shares of Common Stock, solely as a result of (a) equity granted to the officers, employees and members of the board of directors of the Company and any Subsidiary of the Company in their capacity as such officers, employees and directors, (b) the vesting of any equity compensation awards, options, warrants, rights or similar interests granted to any Person by the Company or any Subsidiary of the Company (including as a result of an adjustment to the number of shares of Common Stock represented by any such equity compensation award, option warrant, right, or similar interest pursuant to the terms thereof), or (c) any transaction deemed to be an “Exempt Acquisition” in accordance with Section 28.

1.13    “Exempt Person” shall mean (a) the Company or any Subsidiary of the Company, and (b) any Person deemed to be an “Exempt Person” in accordance with Section 28.

1.14    “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.9% (9.9% in the case of a Passive Investor) or more of the Common Stock then outstanding.

1.15    “Icahn Group” shall mean collectively, (a) Carl C. Icahn, (b) Andrew Teno, (c) Beckton Corp., (d) Icahn Enterprises G.P. Inc., (e) Icahn Enterprises Holdings L.P., (f) IEP Utility Holdings LLC, (g) IPH GP LLC, (h) Icahn Capital LP, (i) Icahn Onshore LP, (j) Icahn Offshore LP, (k) Icahn Partners LP and (l) Icahn Partners Master Fund LP, all of whom together shall be treated as one Person; provided that each of the foregoing, individually, shall be a “member” of the Icahn Group.

1.16    “Icahn Ownership Event” shall be deemed to have occurred at such time as the Icahn Group, together with the Icahn Affiliates (as defined in the Cooperation Agreement), beneficially owns an aggregate Net Long Position (as defined in the Cooperation Agreement) of a number of Common Shares (as defined in the Cooperation Agreement) that is less than 50% of the Tender Offer Closing Amount (as defined in the Cooperation Agreement).

1.17    “Passive Investor” shall mean any Person who or which has reported and is entitled to report Beneficial Ownership of shares of Common Stock on Schedule 13G under the Exchange Act (or any comparable or successor report), but only so long as (a) such Person is eligible to report such ownership on Schedule 13G under the Exchange Act (or any comparable or successor report), (b) such Person has not reported and is not required to report such ownership on Schedule 13D under the Exchange Act (or any comparable or successor report) and such Person does not hold shares of Common Stock on behalf of any other Person who is required to report Beneficial Ownership of shares of Common Stock on such Schedule 13D, and (c) the Board does not know that such Person (or any group of Persons that includes such Person) intends to become a controlling shareholder within the meaning of Treasury Regulations Section 1.355-7(h)(3); provided, however, that if a formerly Passive Investor should report or become required to report Beneficial Ownership of shares of Common Stock on Schedule 13D, then that formerly Passive Investor will not be deemed to be or to have become an Acquiring Person if (i) at the time it reports or becomes required to report Beneficial Ownership of shares of Common Stock on Schedule 13D, that formerly Passive Investor has
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Beneficial Ownership of less than 4.9% of the shares of Common Stock then outstanding, or (ii) (x) it divests as promptly as practicable (but in any event not later than ten (10) days after becoming required to report on Schedule 13D) Beneficial Ownership of a sufficient number of shares of Common Stock so that it would no longer be an “Acquiring Person,” and (y) prior to reducing its Beneficial Ownership of shares of Common Stock then outstanding to below 4.9%, it does not increase its Beneficial Ownership of shares of Common Stock then outstanding (other than by reason of share purchases by the Company) above such Person’s lowest Beneficial Ownership of shares of Common Stock then outstanding at any time during such ten (10) day period.

1.18    “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity.

1.19    “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.20    “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.21    “Stockholder Approval” shall mean the approval of this Plan by the affirmative vote of a majority of the votes cast by holders of shares of Common Stock that are present in person or by proxy at the Annual Stockholder Meeting and entitled to vote on the proposal to approve this Plan.

1.22    “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.23    “Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

1.24    “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

1.25    The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section
355 Ownership Change	Recitals
Adjustment Shares	11.1.2
Board	Recitals
Book Entry Shares	3.1
Common stock equivalent	11.1.3
Company	Preamble
Current per share market price	11.4.1
Current Value	11.1.3
Equivalent preferred stock	11.2
Equivalent Exchange Assets	27.3
Exchange Act	1.2
Exchange Consideration	27.1
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Exemption Request	28
Expiration Date	7.1
NASDAQ	9.2
NYSE	9.2
Original Rights	1.3.2
Plan	Preamble
Principal Party	13.2
Purchase Price	4
Record Date	Recitals
Redemption Price	23.1
Requesting Person	28
Right	Recitals
Rights Certificate	3.1
Rights Agent	Preamble
Securities Act	1.11
Security	11.4.1
Series A Preferred	Recitals
Spin-Off Transaction	Recitals
Spread	11.1.3
Substitution Period	11.1.3
Summary of Rights	3.2
Tax-Free Status	Recitals
Trading Day	11.4.1
Trust	27.1
Trust Agreement	27.1

2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any such other rights agents shall be as the Company shall determine, and the Company will notify, in writing, the Rights Agent and any co-rights agents of any such respective duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

3.Issuance of Rights Certificates.

3.1    Rights Evidenced by Stock Certificates. Until the Distribution Date, (a) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Rights Certificates) and not by separate certificates, and (b) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign (provided the Company makes available all necessary information and documents (with e-mail being sufficient) in a form reasonably satisfactory to the Rights Agent) and the Company (or, if requested by the Company, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Rights Certificate”), evidencing one Right (subject to adjustment as provided herein) issued to holders of Common Stock for each share of Common Stock so held; provided, however, that notwithstanding anything to the contrary herein, the Company may choose to use book entry in lieu of physical certificates, in which case
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“Rights Certificates” shall be deemed to mean the uncertificated book entry representing the related Rights. As of the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

3.2    Summary of Rights. As promptly as practicable following the date of this Plan, the Company shall make publicly available, at the expense of the Company, a copy of the Summary of Rights to Purchase Series A Preferred, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”). With respect to certificates representing Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with such Common Stock.

3.3    New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock that become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earlier of (x) the Distribution Date or (y) the Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax-Free Spin Protection Plan between Southwest Gas Holdings, Inc. (the “Company”) and Equiniti Trust Company, LLC, as Rights Agent, dated as of November 5, 2023 (as the same may be amended from time to time, the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Notwithstanding anything to the contrary contained in this Plan, shares of Common Stock, shares of Series A Preferred and Rights (and any securities issuable on their exercise) may be issued, evidenced and transferred by book-entry and not represented by physical certificates. Where shares of Common Stock, shares of Series A Preferred and Rights (and any securities issuable on their exercise) are held in uncertificated form, they shall be held subject to the terms and conditions of this Plan applicable to certificated shares or Rights, and the Company and the Rights Agent shall cooperate in all respects to give effect to the intent of the provisions contained herein.

4.Form of Rights Certificates. The Rights Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Rights Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Series A Preferred as shall be set forth therein at
110 Southwest Gas Holdings 2024 Notice and Proxy

the price per one ten-thousandth of a share of Series A Preferred set forth therein (the “Purchase Price”), but the number of such one ten-thousandths of a share of Series A Preferred and the Purchase Price shall be subject to adjustment as provided herein.

5.Countersignature and Registration. The Rights Certificates (a) shall be executed on behalf of the Company by the Chairman of the Board of Directors (or such other person that is elected to such office from time to time), Chief Executive Officer, President or any Vice President of the Company, either manually, by facsimile signature or other recorded electronic form; (b) shall have affixed thereto the Company’s seal (if any) or a facsimile thereof; and (c) shall be attested by the Corporate Secretary of the Company or by such officers as the Board may designate, either manually, by facsimile signature or other recorded electronic form. The Rights Certificates shall be countersigned, either manually, by facsimile signature or other recorded electronic form, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Rights Certificates hereunder. No Rights Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates.

6.Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of this Plan, including, but not limited to, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Rights Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Series A Preferred as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose, along with such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate or Rights Certificates until the registered holder shall have (a) properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate or Rights Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request and (b) paid a sum sufficient to cover any tax or charge that may be imposed in connection with any such transfer. Thereupon, the Rights Agent shall, subject to the provisions of this Plan, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of Rights Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of such Rights Certificates.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.
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7.Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1    Exercise of Rights. Except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Series A Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (a) the close of business on the date that is two (2) years after the date on which the Spin-Off Transaction is consummated, (b) the close of business on the date on which the Board determines to no longer pursue the Spin-Off Transaction or that the Spin-Off Transaction will not be consummated with Tax-Free Status, (c) the time at which the Rights are redeemed as provided in Section 23, (d) the time at which the Rights are exchanged as provided in Section 27, (e) the close of business on the first (1st) Business Day following the certification of the voting results of the Annual Stockholder Meeting, if at such meeting the Stockholder Approval has not been obtained, (f) the close of business on the day that is 270 days after the date of this Plan, if the Stockholder Approval has not been obtained by such date and only if as of such date the Cooperation Agreement remains in effect and the Icahn Ownership Event has not occurred, or (g) the time at which the Board determines that there is no longer a risk of a 355 Ownership Change occurring or that a 355 Ownership Change would not in any material respect adversely impact or otherwise impair the Tax-Free Status.

7.2    Purchase. The Purchase Price for each one ten-thousandth of a share of Series A Preferred pursuant to the exercise of a Right shall be initially $300.00, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3    Payment Procedures. Except as otherwise provided herein, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one ten-thousandths of a share of Series A Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Rights Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (a)(i) requisition from any transfer agent of the Series A Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series A Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (ii) if the Company shall have elected to deposit the total number of shares of Series A Preferred issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one ten-thousandths of a share of Series A Preferred as are to be purchased (in which case certificates for the Series A Preferred represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (b) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (c) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Rights Certificate, or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (d) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Rights Certificate, or upon the order of the registered holder of such Rights Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4    Partial Exercise. In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5    Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase
112 Southwest Gas Holdings 2024 Notice and Proxy

set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company and the Rights Agent shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company or the Rights Agent shall reasonably request.

8.Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

9.Reservation and Availability of Capital Stock.

9.1    The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Series A Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

9.2    So long as the Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the New York Stock Exchange (the “NYSE”), Nasdaq Global Market (“NASDAQ”) or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NYSE, NASDAQ and/or such other exchange or market, upon official notice of issuance and delivery of any other required documentation upon such exercise.

9.3    The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series A Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

9.4    From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series A Preferred or other securities upon the exercise of Rights, to register and qualify such Series A Preferred or other securities under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement or filings that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

9.5    The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any Series A Preferred (or Common Stock and/or other securities, as the case may be) upon the exercise of
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Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of certificates for the Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series A Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

10.Series A Preferred Record Date. Each Person in whose name any certificate for Series A Preferred (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series A Preferred (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series A Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Rights Certificate shall not be entitled to any rights of a holder of Series A Preferred (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Series A Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1    Post-Execution Events.

11.1.1    Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (a) declare and pay a dividend on the Series A Preferred payable in Series A Preferred, (b) subdivide the outstanding Series A Preferred, (c) combine the outstanding Series A Preferred into a smaller number of shares of Series A Preferred or (d) issue any shares of its capital stock in a reclassification of the Series A Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series A Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2    Acquiring Person Events; Trigger Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then-current Purchase Price multiplied by the number of one ten-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Series A Preferred, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Series A Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first
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of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (such number of shares being referred to as, the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (i) any Acquiring Person or any Affiliate or Associate of an Acquiring Person, (ii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become null and void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Rights Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become null and void pursuant to the provisions of this paragraph, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall be canceled.

The Company shall use all reasonable efforts to ensure that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or any Affiliate or Associate of an Acquiring Person or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3    Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Series A Preferred or fraction thereof such that the then-current per share market price of one share of Series A Preferred multiplied by such number or fraction is equal to the then-current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares (or, if the Company shall have determined to substitute shares or fractions of shares of Series A Preferred for shares of Common Stock pursuant to the preceding sentence, sufficient Series A Preferred), to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (a) determine the excess of (i) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (ii) the Purchase Price (such excess, the “Spread”) and (b) with respect to each Right (other than Rights which have become null and void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (i) cash, (ii) a reduction in the Purchase Price, (iii) Series A Preferred, (iv) other equity securities of the Company (including shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such Series A Preferred Stock, other preferred stock, other equity securities and fractions thereof constituting a “common stock equivalent”), (v) debt securities of the Company, (vi) other assets or (vii) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (b) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender
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for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Series A Preferred (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Trigger Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then-current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2    Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series A Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record date) to subscribe for or purchase Series A Preferred (or securities having the same rights, privileges and preferences as the Series A Preferred (“equivalent preferred stock”)) or securities convertible into Series A Preferred or equivalent preferred stock at a price per share of Series A Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series A Preferred or equivalent preferred stock) less than the then-current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series A Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series A Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such then-current per share market price and the denominator of which shall be the number of shares of Series A Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series A Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Series A Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3    Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Series A Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Series A Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of
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the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series A Preferred and the denominator of which shall be such then-current per share market price of the Series A Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4    Current Per Share Market Value.

11.4.1    General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to, but not including, such date; provided, however, that in the event that the then-current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (a) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (b) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to take into account such event. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or NASDAQ or, if the Security is not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2    Series A Preferred. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Series A Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the then-current per share market price of the Series A Preferred cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Series A Preferred shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the then-current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series A Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series A Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series A Preferred, “current per share market price” of the Series A Preferred shall mean the fair value per share as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one ten-thousandth of a share of Series A Preferred shall be equal to the “current per share market price” of one share of Series A Preferred divided by 10,000.

11.5    Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in
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any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth of a share of Series A Preferred or the nearest one one-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6    Shares Other Than Series A Preferred. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series A Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series A Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series A Preferred shall apply on like terms to any such other shares.

11.7    Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8    Effect of Adjustments on Existing Rights. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Series A Preferred (calculated to the nearest one ten-millionth of a share of Series A Preferred) obtained by (a) multiplying (x) the number of one ten-thousandths of a share of Series A Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (b) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9    Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one ten-thousandths of a share of Series A Preferred issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Series A Preferred for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

11.10    Rights Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Series A Preferred issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one ten-thousandths of a share of Series A Preferred which were expressed in the initial Rights Certificates issued hereunder.

11.11    Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one ten-thousandth of the then par value, if any, of the Series A Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may,
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in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series A Preferred or other such shares at such adjusted Purchase Price.

11.12    Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series A Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series A Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13    Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series A Preferred, issuance wholly for cash of any of the Series A Preferred at less than the then-current market price, issuance wholly for cash of Series A Preferred or securities which by their terms are convertible into or exchangeable for Series A Preferred, dividends on Series A Preferred payable in Series A Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series A Preferred shall not be taxable to such stockholders.

11.14    Company Not to Diminish Benefits of Rights. After the earlier of the Stock Acquisition Date and Distribution Date, the Company will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15    Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (a) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (b) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (c) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

12.Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Series A Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Rights Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying, and may rely conclusively, on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

13.Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1     Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (b) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other
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Person or cash or any other property, or (c) the Company (or one or more of its Subsidiaries) shall sell or otherwise transfer (for the avoidance of doubt, in any manner whatsoever, including by way of lease, sublease, license or sublicense and whether or not for value), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then-current Purchase Price multiplied by the number of one ten-thousandths of a share of Series A Preferred for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of Series A Preferred or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then-current Purchase Price by the number of one ten-thousandths of a share of Series A Preferred for which a Right is then exercisable and (B) dividing that product by 50% of the then-current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; and (v) such Principal Party shall take such steps as may be necessary to assure that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

13.1.1    prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

13.1.2    use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on the NYSE, NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on the NYSE, NASDAQ and/or such securities exchange;

13.1.3    deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and
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13.1.4    obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (v) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then-current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then-current market price (other than to holders of Rights pursuant to this Section 13), or (w) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (a) through (c) of this Section 13.1 if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (a) through (c) of this Section 13.1.

13.2    Principal Party. “Principal Party” shall mean:

13.2.1    in the case of any transaction described in clauses (a) or (b) of the first sentence of Section 13.1: (a) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (b) if no securities are so issued, (A) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (B) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (C) the Person resulting from the consolidation; and

13.2.2    in the case of any transaction described in clause (c) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing Section 13.2.1 or Section 13.2.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (a) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (b) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (c) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in
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clauses (a) and (b) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

14.Fractional Rights and Fractional Shares.

14.1    Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then-current market value of a whole Right. For the purposes of this Section 14.1, the then-current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or NASDAQ or, if the Rights are not listed or admitted to trading on the NYSE or NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NYSE, NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the then-current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2    Cash in Lieu of Fractional Shares of Series A Preferred. The Company shall not be required to issue fractions of shares of Series A Preferred (other than fractions which are integral multiples of one ten-thousandth of a share of Series A Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series A Preferred (other than fractions which are integral multiples of one ten-thousandth of a share of Series A Preferred). Interests in fractions of shares of Series A Preferred in integral multiples of one ten-thousandth of a share of Series A Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series A Preferred represented by such depositary receipts. In lieu of fractional shares of Series A Preferred that are not integral multiples of one ten-thousandth of a share of Series A Preferred, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the then-current per share market price of one share of Series A Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3    Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of one share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4    Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

15.Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights
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Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, on such holder’s own behalf and for such holder’s own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of such holder’s right to exercise the Rights evidenced by such Rights Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations hereunder, and to injunctive relief against actual or threatened violations of the obligations of any Person (including the Company) subject to this Plan.

16.Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

16.1    prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Stock;

16.2    as of and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications properly completed and duly executed;

16.3    the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

16.4    notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or any other Person as a result of the inability of the Company or the Rights Agent to perform any of the Company’s or the Rights Agent’s obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by a governmental, regulatory or administrative agency or commission, prohibiting or otherwise restraining performance of such obligation.

17.Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series A Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

18.Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance, administration or performance of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its administration of this Plan and the performance of its duties hereunder in reliance upon any Rights Certificate or certificate for the Series A Preferred or the Common
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Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

19.Merger or Consolidation or Change of Name of Rights Agent. Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

20.Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

20.1    Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Rights Agent or the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in good faith and in accordance with such advice or opinion.

20.2    Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the current per share market price) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the officers of the Company and delivered to the Rights Agent; and such certificate shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate.

20.3    Standard of Care. The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or willful misconduct.

20.4    Reliance on Plan and Rights Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Rights Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5    No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be responsible for any change in
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the exercisability of the Rights (including the Rights becoming null and void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series A Preferred or other securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any Series A Preferred or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6    Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7    Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board of Directors (or such other person that is elected to such office from time to time), Chief Executive Officer, President or any Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan.

20.8    Freedom to Trade in Company Securities. The Rights Agent and any stockholder, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any such stockholder, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other legal entity.

20.9    Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable, liable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, absent gross negligence, bad faith or willful misconduct.

20.10    Incomplete Certificate. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) or any other actual or suspected irregularity exists, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11    Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon sixty (60) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Rights Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon sixty (60) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Series A Preferred, as applicable, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or
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incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus or net assets, on a consolidated basis, of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Series A Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

23.Redemption.

23.1    Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date and (ii) the close of business on the Expiration Date, redeem all, but not less than all, of the then-outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being the “Redemption Price”). The Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish. Notwithstanding anything in this Plan to the contrary, the Rights shall not be exercisable after a Trigger Event until such time as the Board’s right to redeem the Rights has expired.

23.2    Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the
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failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear on the registry books of the transfer agent for the Common Stock; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

24.Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series A Preferred or to make any other distribution to the holders of Series A Preferred, or (b) to offer to the holders of Series A Preferred rights or warrants to subscribe for or to purchase any additional Series A Preferred or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of the Series A Preferred (other than a reclassification involving only the subdivision of outstanding Series A Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series A Preferred and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series A Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series A Preferred and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Rights Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series A Preferred shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

25.Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Southwest Gas Holdings, Inc.
8360 S. Durango Dr.
Post Office Box 98510
Las Vegas, Nevada 89193-8510
Attention: Thomas Moran

with a copy (which shall not constitute notice) to:

Morrison & Foerster LLP
425 Market Street
San Francisco, CA 94105
Attention: Brandon C. Parris, Michael O’Bryan, Joseph Sulzbach

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be
Southwest Gas Holdings 2024 Notice and Proxy 127

sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Equiniti Trust Company, LLC
1110 Centre Pointe Curve, Suite 101
Mendota Heights, MN 55120
Attention: Account Management Team

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent or registrar for the Common Stock; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

26.Supplements and Amendments. For so long as the Rights are then redeemable, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of the Rights or Common Stock. At any time when the Rights are no longer redeemable, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (i) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person or any other holder of Rights that have become null and void pursuant to Section 11.1.2), (ii) cause this Plan again to become amendable other than in accordance with this sentence or (iii) cause the Rights again to become redeemable. Upon the delivery of a certificate from an officer of the Company which states that the supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided that such supplement or amendment does not adversely affect the rights, duties or obligations of the Rights Agent under this Plan. The Rights Agent agrees that time is of the essence in connection with any supplement or amendment to this Plan that it is directed by the Company to execute in accordance with this Section 26. For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with the Rights Agent or other third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, subscription, trading, issuance or distribution of the Rights (and shares of preferred stock (or fractions thereof) or shares of Common Stock), including use of book entry, as contemplated hereby and to ensure that an Acquiring Person does not obtain the benefits thereof, and any supplement or amendment of this Plan in respect of the foregoing shall be deemed to not adversely affect the interests of the holders of Rights.

27.Exchange.

27.1    Exchange of Common Stock for Rights. The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are
128 Southwest Gas Holdings 2024 Notice and Proxy

deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Series A Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2    Exchange Procedures. Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become null and void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3    Insufficient Shares. The Company may at its option substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, (a) a number of shares of Series A Preferred or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2), (b) cash, (c) other equity securities of the Company or common stock equivalents, as such term is defined in Section 11.1.3, (d) debt securities of the Company, (e) other assets or (f) any combination of the foregoing (the items described in (a) through (f), the “Equivalent Exchange Assets”), in each case having an aggregate value equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued and otherwise available for issuance to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, Equivalent Exchange Assets, which consideration shall have an aggregate current per share market price (determined pursuant to Section 11.4 hereof) equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4 hereof) as of the date of such exchange.

28.Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that either such transaction would be deemed an “Exempt Acquisition” or such Person would be deemed to be an “Exempt Person”, in each case, for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered or certified mail to the Corporate Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of shares of Common Stock aggregating 4.9% (9.9% in the case of a Passive Investor) or more of the then outstanding shares of Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of shares of Common Stock by the Requesting Person (A) will not in any material respect adversely impact or otherwise impair the Tax-Free Status or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect or otherwise impair the Tax-Free Status. Any exemption granted hereunder may be granted in whole or in part,
Southwest Gas Holdings 2024 Notice and Proxy 129

and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to preserve the Tax-Free Status. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law or otherwise determined by the Board, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available, or the Board otherwise determines to make such information public. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

29.Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

30.Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock).

31.Determination and Actions by the Board or Committee Thereof. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, and the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.

32.Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

33.Governing Law. This Plan and each Rights Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

34.Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

35.Descriptive Headings; Interpretation. Headings of the sections of this Plan and of the exhibits hereto and the table of contents are for convenience of the parties hereto only and shall be given no substantive or interpretative effect whatsoever. As used in this Plan: (a) the words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation”; (b) the words “hereof”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Plan, unless otherwise specified, shall refer to this Plan as a whole and not to any particular provision of this Plan; (c) whenever this Plan refers to a number of days, such number shall refer to calendar days unless Business Days are specified; and (d) unless otherwise expressly provided herein, any statute defined or referred to herein means such statute as from time to time amended, modified or supplemented, including by succession of comparable successor statutes, and includes any rules or regulations promulgated thereunder. The definitions contained in this Plan are applicable to the singular as well as the plural forms of such terms.

130 Southwest Gas Holdings 2024 Notice and Proxy

(Signature Page Follows)

Southwest Gas Holdings 2024 Notice and Proxy 131

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

SOUTHWEST GAS HOLDINGS, INC.
By: _______________________________
Name: Thomas Moran
Title: Vice President, General Counsel/Corporate Secretary

EQUINITI TRUST COMPANY, LLC
By: _______________________________
Name:
Title:

[Signature Page to Tax-Free Spin Protection Plan]

132 Southwest Gas Holdings 2024 Notice and Proxy

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATIONS
of
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
of
SOUTHWEST GAS HOLDINGS, INC.
(Pursuant to Section 151 of the
Delaware General Corporation Law)

Southwest Gas Holdings, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (hereinafter called the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law at a meeting duly called and held on November 3, 2023.

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board in accordance with the provisions of the Certificate of Incorporation of the Corporation, the Board hereby creates a series of Preferred Stock, no par value per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1.    Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred”) and the number of shares constituting the Series A Preferred shall be 100,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into or exchangeable for Series A Preferred.

Section 2.    Dividends and Distributions.

A.Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series A Preferred with respect to dividends, the holders of shares of Series A Preferred, in preference to the holders of Common Stock, par value $1.00 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series A Preferred, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10.00 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), in each case declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B.No dividend or other distribution shall be paid on the Common Stock (other than a dividend payable in shares of Common Stock), unless the Corporation shall declare a dividend or distribution on the Series A Preferred as provided in paragraph (A) of this Section 2 immediately after it declares such dividend or distribution on the Common Stock.
Southwest Gas Holdings 2024 Notice and Proxy 133

C.Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.    Voting Rights. The holders of shares of Series A Preferred shall have the following voting rights:

A.Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B.Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

C.Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.    Certain Restrictions.

A.Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred outstanding shall have been paid in full, the Corporation shall not:

i.declare or pay dividends, or make any other distributions, on or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred, other than (A) such redemptions or purchases that may be deemed to occur upon the exercise of stock options, warrants or similar rights or grant, vesting or lapse of restrictions on the grant of any other performance shares, restricted stock, restricted stock units or other equity awards to the extent that such shares represent all or a portion of (x) the exercise or purchase price of such options, warrants or similar rights or other equity awards and (y) the amount of withholding taxes owed by the recipient of such award in respect of such grant, exercise, vesting or lapse of restrictions; (B) the repurchase, redemption, or other acquisition or retirement for value of any such shares from employees, former employees, directors, former directors, consultants or former consultants of the Corporation or their respective estate, spouse, former spouse or family member, pursuant to the terms of the agreements pursuant to which such shares were acquired; or (C) the redemption, purchase or other acquisition of shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock;

134 Southwest Gas Holdings 2024 Notice and Proxy

ii.declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except dividends paid ratably on the Series A Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

iii.redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred, or any shares of stock ranking on a parity with the Series A Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

B.The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.    Reacquired Shares. Any shares of Series A Preferred purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation of the Corporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6.    Liquidation, Dissolution or Winding Up.

A.Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred, unless, prior thereto, the holders of shares of Series A Preferred shall have received the greater of (x) $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (y) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to the holders of shares of Common Stock or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred, except distributions made ratably on the Series A Preferred and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred were entitled immediately prior to such event pursuant to clause (i)(y) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

B.In the event, however, that there are not sufficient assets available to permit payment in full of the amount set forth in clause (i) of paragraph (A) of this Section 6 and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series A Preferred in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series A Preferred and the holders of such parity shares in proportion to their respective liquidation preferences.

C.Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7.    Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred shall at the same time be similarly exchanged for or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount of stock, securities, cash and/or
Southwest Gas Holdings 2024 Notice and Proxy 135

any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.    No Redemption. The Series A Preferred shall not be redeemable.

Section 9.    Rank. The Series A Preferred shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series A Preferred.

Section 10.    Amendment. At any time any shares of Series A Preferred are outstanding, the Certificate of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred, voting separately as a single class.

Section 11.    Fractional Shares. Series A Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred.

* * *

136 Southwest Gas Holdings 2024 Notice and Proxy

In witness whereof, the undersigned has executed this Certificate of Designations on behalf of the Corporation this November 5, 2023.

SOUTHWEST GAS HOLDINGS, INC.
By: _______________________________
Name:
Title:

A-1

Southwest Gas Holdings 2024 Notice and Proxy 137

EXHIBIT B
Form of Rights Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE TAX-FREE SPIN PROTECTION PLAN (THE “PLAN”)). THE RIGHTS ARE SUBJECT TO REDEMPTION, EXCHANGE AND AMENDMENT AT THE OPTION OF THE COMPANY, ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN THE PLAN, RIGHTS THAT ARE OR WERE BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN) OR A TRANSFEREE THEREOF WILL BECOME NULL AND VOID.

Rights Certificate

SOUTHWEST GAS HOLDINGS, INC.

This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax-Free Spin Protection Plan, dated as of November 5, 2023, as the same may be amended from time to time (the “Plan”), between Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on the Expiration Date, at the offices of the Rights Agent, or its successor as Rights Agent, designated for such purpose, one ten-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, no par value per share (the “Series A Preferred”), of the Company, at a purchase price of $300.00 per one ten-thousandth of a share of Series A Preferred, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one ten-thousandths of a share of Series A Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of November 5, 2023, based on the Series A Preferred as constituted at such date. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Series A Preferred (or other securities or property) which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

If the Rights evidenced by this Rights Certificate are at any time beneficially owned by or transferred to any person who is or becomes an Acquiring Person or an Affiliate or Associate of an Acquiring Person (each as defined in the Plan) or certain transferees thereof, such Rights will become null and void and will no longer be transferrable.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Series A Preferred as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Rights Certificate at a redemption price of $0.0001 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

138 Southwest Gas Holdings 2024 Notice and Proxy

No fractional Series A Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series A Preferred which are integral multiples of one ten-thousandth of a share of Series A Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series A Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Rights Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

Southwest Gas Holdings 2024 Notice and Proxy 139

WITNESS the facsimile signature of the proper officer of the Company.

Dated as of __________, 20__.

SOUTHWEST GAS HOLDINGS, INC.
By: _______________________________
Name:
Title:

Countersigned:

EQUINITI TRUST COMPANY, LLC.
as Rights Agent
By: ________________________________
Authorized Signature

140 Southwest Gas Holdings 2024 Notice and Proxy

Form of Reverse Side of Rights Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder
desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED _______________________________________________________
hereby sells, assigns and transfers unto ___________________________________________
____________________________________________________________________________ ____________________________________________________________________________

(Please print name and address
of transferee)

_____________Rights evidenced by this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: _________________

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

Southwest Gas Holdings 2024 Notice and Proxy 141

Certificate

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate (1) are not Beneficially Owned by, and are not being sold, assigned or transferred by or on behalf of, a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan), (2) are not being sold, assigned or transferred to or on behalf of any Acquiring Person or Affiliate or Associate thereof and (3) were not acquired from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated: _________________

Signature

142 Southwest Gas Holdings 2024 Notice and Proxy

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to
exercise Rights represented by the Rights Certificate.)

To: SOUTHWEST GAS HOLDINGS, INC.

The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Rights Certificate to purchase the Series A Preferred issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: _________________

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

Southwest Gas Holdings 2024 Notice and Proxy 143

Certificate

The undersigned hereby certifies that the Rights evidenced by this Rights Certificate (1) are not Beneficially Owned by, and are not being sold, assigned or transferred by or on behalf of, a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Plan), (2) are not being sold, assigned or transferred to or on behalf of any Acquiring Person or Affiliate or Associate thereof and (3) were not acquired from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated: _________________

Signature

________________________________________________________________________________________

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

144 Southwest Gas Holdings 2024 Notice and Proxy

EXHIBIT C

SUMMARY OF RIGHTS TO PURCHASE
PREFERRED STOCK

On November 3, 2023, the Board of Directors (the “Board of Directors”) of Southwest Gas Holdings, Inc., a Delaware corporation (the “Company”), authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of common stock, par value $1.00 per share, of the Company (the “Common Stock”). The dividend is payable on November 17, 2023 (the “Record Date”), to the holders of record of shares of Common Stock as of 5:00 P.M., New York City time, on the Record Date. The description and terms of the Rights are set forth in a Tax-Free Spin Protection Plan, dated as of November 5, 2023, as the same may be amended from time to time (the “Plan”), between the Company and Equiniti Trust Company, LLC, as Rights Agent (the “Rights Agent”).

The Company intends to effectuate a potential spin-off of Centuri Group, Inc. (“Centuri”) and continues to assess the value of a potential tax-free spin-off of Centuri, either following, or in lieu of, a potential initial public offering by Centuri as well as other taxable transaction alternatives that may utilize the Company’s available net operating losses to offset the tax impact in certain cases, including, among other potential structures, a potential sell-down of Centuri shares held by the Company following an initial public offering of Centuri. In order to help preserve the value to stockholders of a potential spin-off of Centuri in a manner that could be tax-free (the “Tax-Free Status”) to the Company as well as its stockholders, the Board of Directors adopted the Plan. While the Company intends that any spin-off transaction, if effected, would qualify as a tax-free transaction to the Company’s stockholders, the ability to effect a spin-off that is tax-free to the Company could be lost if certain stock purchases (including by existing or new holders in the open market) are treated as part of a plan pursuant to which one or more persons directly or indirectly acquire a 50% or greater interest in the Company (a “355 Ownership Change”) within applicable time periods for purposes of Section 355(e) of the Internal Revenue Code (the “Code”). The Company believes that there is minimal capacity for changes in the ownership of its stock before a 355 Ownership Change could occur. The Plan is intended to restrict the acquisitions of Company stock that could cause a 355 Ownership Change and could impair the Company’s ability to effectuate a spin-off transaction that has Tax-Free Status.

For those interested in a summary of the terms of the Plan, we provide the following description. Please note, however, that this description is only a summary, does not purport to be complete and is qualified in its entirety by reference to all of the provisions of the Plan, which is incorporated herein by reference. The Plan has been filed with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A. A copy of the Plan is available free of charge from the Company upon request.

The Rights

The Rights will be issued in respect of all shares of Common Stock outstanding on the Record Date. The Rights will initially trade with, and will be inseparable from, the Common Stock, and the record holders of shares of Common Stock will be the record holders of the Rights. The Rights will be evidenced only by certificates (or, in the case of uncertificated shares, by notations in the book-entry account system) that represent shares of Common Stock. Rights will also be issued in respect of any shares of Common Stock that shall become outstanding after the Record Date and, subject to certain exceptions specified in the Plan, prior to the earlier of the Distribution Date (as defined below) and the Expiration Date (as defined below).

Exercise; Distribution Date; Transfer of Rights; Right Certificates

The Rights are not exercisable until the Distribution Date. After the Distribution Date, each Right will be exercisable to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock, no par value per share, of the Company (the “Series A Preferred”), at a purchase price of $300.00 per one ten-thousandth of a share of Series A Preferred (the “Purchase Price”), subject to adjustment as provided in the Plan.

Southwest Gas Holdings 2024 Notice and Proxy 145

The “Distribution Date” is the earlier of (i) the close of business on the tenth business day after the public announcement that a person or group has become an Acquiring Person (as defined below) or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person (the date described in this clause (i), the “Stock Acquisition Date”) and (ii) such date (prior to such time as any person or group has become an Acquiring Person), if any, as may be determined by the Board of Directors following the commencement of, or the first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in any person or group becoming an Acquiring Person. A person or group becomes an “Acquiring Person” upon acquiring beneficial ownership of 4.9% (9.9% in the case of a passive investor or, in the case of the Icahn Group (as defined below) or any member of the Icahn Group, the applicable amounts set forth in the paragraph below) or more of the outstanding shares of Common Stock, except in certain situations specified in the Plan.

Carl C. Icahn, Andrew Teno, Beckton Corp., Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IEP Utility Holdings LLC, IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, Icahn Partners LP and Icahn Partners Master Fund LP (collectively, the “Icahn Group”), to the extent the Amended and Restated Cooperation Agreement, dated as of October 24, 2022, by and among the Icahn Group and the Company (as it may be amended, modified, supplemented and/or amended and restated in accordance with the terms thereof from time to time, the “Cooperation Agreement”) remains in effect and the Icahn Ownership Event (as defined below) has not occurred, will not be considered an Acquiring Person until such time as the Icahn Group or any member of the Icahn Group, together with their affiliates and associates, becomes the beneficial owner of more than 24.9% of the shares of Common Stock then outstanding. Following the termination or expiration of the Cooperation Agreement or the occurrence of the Icahn Ownership Event, the Icahn Group, the members of the Icahn Group and each of their respective affiliates and associates, collectively, shall be deemed to be an Acquiring Person if the Icahn Group, any member of the Icahn Group, or any of their respective affiliates and associates acquires beneficial ownership of more than the greater of (x) a number of shares of Common Stock equal to 4.9% of the shares of Common Stock then outstanding or (y) the number of shares Beneficially Owned by the Icahn Group at the time of such termination, expiration or occurrence. “Icahn Ownership Event” shall be deemed to have occurred at such time as the Icahn Group, together with the Icahn Affiliates (as defined in the Cooperation Agreement), beneficially owns an aggregate Net Long Position (as defined in the Cooperation Agreement) of a number of Common Shares (as defined in the Cooperation Agreement) that is less than 50% of the Tender Offer Closing Amount (as defined in the Cooperation Agreement).

Until the Distribution Date, the Rights will be transferred with and only with the Common Stock, and any transfer of shares of Common Stock will constitute a transfer of the associated Rights. After the Distribution Date, the Rights will separate from the Common Stock and, as soon as practicable after the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights.

Expiration Date

The Rights will expire on the earliest of (a) the close of business on the date that is two years after the date on which the Spin-Off Transaction is consummated (consistent with a presumption period for testing for a 355 Ownership Change), (b) the close of business on the date on which the Board determines to no longer pursue the Spin-Off Transaction or that the Spin-Off Transaction will not be consummated with Tax-Free Status, (c) the time at which the Rights are redeemed or exchanged pursuant to the Plan, (d) the close of business on the business day following the certification of the voting results of the Company’s 2024 annual stockholders meeting, if at such meeting the approval of the Plan has not been obtained, (e) the close of business on the day that is 270 days after the date of the Plan, if the approval of the Company’s stockholders has not been obtained by such date and only if as of such date the Cooperation Agreement remains in effect and the Icahn Ownership Event has not occurred, or (f) the time at which the Board of Directors determines that there is no longer a risk of an ownership change under Section 355 of the Code occurring or that an ownership change under Section 355 of the Code would not in any material respect adversely impact or otherwise impair the Tax-Free Status (such earliest date, the “Expiration Date”).

146 Southwest Gas Holdings 2024 Notice and Proxy

Process to Seek Exemption

The Plan includes procedures by which the Board of Directors will consider requests, prior to the Stock Acquisition Date, from any person who desires to effect any acquisition of Common Stock that would, if consummated, result in such person beneficially owning 4.9% (9.9% in the case of a passive investor or, in the case of the Icahn Group or any member of the Icahn Group, the applicable amounts set forth above) or more of the then outstanding shares of Common Stock. The Board of Directors will only grant an exemption in response to an exemption request if the Board of Directors determines that the acquisition of shares of Common Stock by the requesting person (A) will not in any material respect adversely impact or otherwise impair the Tax-Free Status or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect or otherwise impair the Tax-Free Status.

Consequences of a Person or Group Becoming an Acquiring Person

Flip-In Trigger. If any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the Purchase Price.

Flip-Over Trigger. If, after any person or group has become an Acquiring Person, the Company is acquired in a merger, consolidation or combination or 50% or more of its consolidated assets, cash flow or earning power are transferred, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person (or its parent) with whom the Company has engaged in the foregoing transaction having a market value of two times the Purchase Price.

Exchange Feature. At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by an Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof, which Rights will have become null and void), in whole or in part, for shares of Common Stock or fractions of Series A Preferred (such a share of Common Stock or a fraction of Series A Preferred, as applicable, an “Exchange Security”), at an exchange ratio of one Exchange Security per Right.

Redemption of the Rights

At any time before the Distribution Date, the Board of Directors may redeem the Rights in whole, but not in part, for $0.0001 per Right (the “Redemption Price”). The Redemption Price is payable, at the option of the Company, in cash, Common Stock or such other form of consideration as the Board of Directors shall determine. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. The Redemption Price will be subject to adjustment.

Amendment

For so long as the Rights are then redeemable, the Company may amend the Plan in any manner. After the Rights are no longer redeemable, the Company may amend the Plan in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of an Acquiring Person and certain transferees thereof).

Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company by virtue of holding such Right, including, without limitation, the right to vote and to receive dividends.

Southwest Gas Holdings 2024 Notice and Proxy 147

Anti-Dilution Provisions

The Board of Directors may adjust the Purchase Price, the number of shares of Series A Preferred issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, a reclassification of the Series A Preferred or Common Stock or certain other specified transactions. No adjustments to the Purchase Price of less than 1% are required to be made.

Description of the Series A Preferred

Each one ten-thousandth of a share of Series A Preferred, if issued:

•Will not be redeemable.

•Will entitle holders to quarterly dividend payments of $.001 per one ten-thousandth of a share of Series A Preferred, or an amount equal to the dividend paid on one share of Common Stock, whichever is greater.

•Will entitle holders upon liquidation either to receive $.001 per one ten-thousandth of a share of Series A Preferred, or an amount equal to the payment made on one share of Common Stock, whichever is greater.

•Will have the same voting power as one share of Common Stock.

•If shares of Common Stock are exchanged as a result of a merger, consolidation, or a similar transaction, will entitle holders to a per share payment equal to the payment made on one share of Common Stock.

The value of one ten-thousandth of a share of Series A Preferred should approximate the value of one share of Common Stock.

148 Southwest Gas Holdings 2024 Notice and Proxy

Southwest Gas HOLDINGS

Shareowner Services
P.O. Box 64945
St. Paul, MN 55164-0945

Address Change? Mark box, sign, and indicate changes below: ☐

TO VOTE ONLINE OR BY TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE AND RETURN THIS PROXY CARD BY MAIL.

The Board of Directors Recommends a Vote FOR Proposal 1 through Proposal 5.

1. Election of directors:
   01 E. Renae Conley
   02 Andrew W. Evans
   03 Karen S. Haller
   04 Jane Lewis-Raymond
   05 Henry P. Linginfelter
   06 Anne L. Mariucci
   07 Carlos A. Ruisanchez
   08 Ruby Sharma
   09 Andrew J. Teno
   10 A. Randall Thoman
   11 Leslie T. Thornton

   ☐ Vote FOR all nominees (except as marked) ☐ Vote WITHHELD from all nominees

Please fold here – Do not separate

To withhold authority to vote for a particular nominee, mark the Vote FOR all nominees (except as marked) box and enter the number next to the name(s) of the exceptions in the space provided. Unless authority to vote for all the foregoing nominees is withheld, this proxy will be deemed to confer authority to vote for every nominee whose name is not listed.

THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Date ______________________________

Signature(s) in Box

Please sign exactly as your name(s) appears on the Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

SOUTHWEST GAS HOLDINGS, INC.
ANNUAL MEETING OF STOCKHOLDERS

VIRTUAL MEETING

Please refer to the back of this Proxy Card for Voting Instructions

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report are available at
www.swgasholdings.com/proxymaterials

Southwest Gas HOLDINGS

PROXY

This proxy will be voted in the manner directed by the stockholder(s). If no direction is made, this proxy will be voted FOR the listed director nominees (Proposal 1), FOR approval, on a non-binding, advisory basis, of the Company's executive compensation (Proposal 2), FOR approval of the Company's 2024 Omnibus Incentive Plan (Proposal 3), FOR approval of the Company's Tax-Free Spin Protection Plan (Proposal 4) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2024 (Proposal 5).

The undersigned hereby revokes all previously granted proxies and appoints Karen S. Haller and Thomas E. Moran as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote as designated by telephone, online or by mail, all the shares of Common Stock of the undersigned at the 2024 Annual Meeting of Stockholders of Southwest Gas Holdings, Inc., and at any adjournments or postponements thereof; and at their discretion, with authorization to vote such shares on any other matters as may properly come before the meeting or any adjournment or postponement thereof.

Vote Online, by Telephone or Mail
24 Hours a Day, 7 Days a Week

Your phone or online vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy Card.

ONLINE
www.proxypush.com/swx
Use the Internet to vote your proxy.

PHONE
1-866-883-3382
Use a touch-tone telephone to vote your proxy.

MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Please ensure your mail vote will be delivered by May 1, 2024.

VOTE LIVE
You can register to attend the virtual Annual Meeting and vote your proxy live during the meeting at https://register.proxypush.com/SWX.

If you vote your proxy online or by telephone, you do NOT need to return your Proxy Card by mail.